As filed with the Securities and Exchange Commission on July 19, 2006

Securities Act File No. 333-133093

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

(Check Appropriate Box or Boxes)

Pre-Effective Amendment No. 2    ☒

Post-Effective Amendment No.    ☐

UTEK CORPORATION

(Exact name of registrant as specified in charter)

2109 Palm Avenue

Tampa, FL 33605

(Address of principal executive offices)

Registrant’s telephone number, including area code: (813) 754-4330

Sam Reiber, Esq.

Vice President and General Counsel

UTEK Corporation

2109 Palm Avenue

Tampa, FL 33605

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm, Esq.

Harry S. Pangas, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, NW Washington, DC 20004-2415

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 19, 2006

Prospectus

6,330,960 Shares

UTEK CORPORATION

Common Stock

We may offer, from time to time, up to 6,000,000 shares of our common stock in one or more offerings.

Also, the selling stockholders named in this prospectus may offer, from time to time, up to 330,960 shares of our common stock. The selling stockholders may sell the shares held for their own account, or the shares may be sold by donees, transferees, pledgees or other successors in interest that receive such shares from the selling stockholders as a gift or other non-sale related transfer.

The shares of common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the case of an offering by us, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

We are a market-driven technology transfer business that assists companies in identifying and acquiring technologies. Technology transfer refers to the process by which new technologies, developed in universities, government research facilities, or similar research settings, are licensed to companies for commercial development and use. Our goal is to provide companies an opportunity to acquire and commercialize innovative technologies primarily developed by universities, medical centers and federal research laboratories.

Our investment objective is to increase our net assets by effectuating technology transfer transactions with companies pursuant to which we receive the securities of, or cash from, such companies in exchange for new technologies. We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.

The principal trading market for shares of our common stock is the American Stock Exchange, or AMEX. Our common stock is traded on the AMEX under the symbol “UTK.” On July 18, 2006, the last reported sales price on the AMEX for our common stock was $20.71 per share. Our shares of common stock also trade on the AIM market of the London Stock Exchange under the symbol “UTK.”

See “ Risk Factors” on page 8 to read about factors you should consider before buying shares of our common stock.

Please read this prospectus and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 2109 Palm Avenue, Tampa, Florida 33605 or by telephone at (813) 754-4330 or on our website at www.utekcorp.com. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is                     , 2006.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, we may offer on a delayed basis, from time to time, up to 6,000,000 shares of our common stock on terms to be determined at the time of the offering. Also, the selling stockholders named in this prospectus may offer on a delayed basis, from time to time, up to 330,960 shares of our common stock. This prospectus provides you with a general description of the shares of our common stock that we or a selling stockholder may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Where You Can Find Additional Information” and “Risk Factors” before you make an investment decision.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in shares of our common stock. You should read the entire prospectus carefully, including “Risk Factors.” In this prospectus or any accompanying prospectus supplement, “UTEK,” “we,” “us” and “our” refer to UTEK Corporation and its wholly-owned subsidiaries, unless the context otherwise requires.

Business

We are a market-driven technology transfer business that assists companies in identifying and acquiring technologies. Technology transfer refers to the process by which new technologies, developed in universities, government research facilities, or similar research settings, are licensed to companies for commercial development and use. Our goal is to provide companies with the opportunity to acquire and commercialize innovative technologies primarily developed by universities, medical centers and federal research laboratories.

As of March 31, 2006, we had investments of approximately $58.7 million at value, including securities in over 50 portfolio companies. We have transferred a diverse number of technologies to these and other companies ranging from a method to remove water-soluble forms of arsenic from water to a method to facilitate cost effective production of ethanol from waste biomass for fuel additives.

Our investment objective is to increase our net assets by effectuating technology transfer transactions with companies pursuant to which we receive the securities of, or cash from, such companies in exchange for new technologies. Our strategy to achieve our investment objective includes the following key elements:

Develop relationships with companies through our strategic alliance program. Our strategic alliances are designed to help companies enhance their new product pipeline through the acquisition of proprietary technologies primarily from universities, medical centers and federal research laboratories. We normally receive securities from companies as payment for the services we render under our strategic alliances. All of our technology transfer transactions are completed pursuant to our strategic alliance agreements with companies.

Execute technology transfer transactions through our unique U2B® process. To effectuate a technology transfer transaction, we will typically create a newly formed company to acquire a new technology from a university, medical center or federal research laboratory and then exchange the securities of such newly formed company for securities in the company that acquires such newly formed company and the technology held by such newly formed company. We call this unique technology transfer process U2B®. It is our plan that the shares we receive in these exchanges will, in the course of our business, be sold for cash or other assets.

A benefit of effectuating technology transfer transactions through our U2B® investment process is that such transactions do not result in a current taxable event for us for income tax purposes. We have not acquired, and do not currently intend to acquire, a new technology from a university, medical center and federal research laboratory in connection with our U2B® process without the agreement of a company to immediately acquire such new technology from us.

Continue to build strong relationships with research institutions. In order to provide us early access to new technologies, or to acquire or develop specific technologies, we have entered into agreements with institutions, universities and research centers worldwide. We intend to continue to build on these relationships and create new relationships with additional institutions, universities and research centers.

Provide strategic services and products to companies and research institutions. We seek to provide companies and research institutions with a full range of complementary technology transfer-related services and products, including the following:

•	TechEx.com Website—Used by technology transfer and research professionals to efficiently exchange biomedical licensing opportunities and innovations available for partnering. This exchange was developed by Yale University.

•	Uventures.com Website—An innovative Internet-based exchange primarily used for the marketing of physical science technologies developed at universities and research organizations.

•	KnowledgeExpress.com Website—Used by technology transfer, intellectual property, licensing and business development professionals in universities, corporations and government agencies for access to a comprehensive information platform combining business development and technology resources with expert search and report generation.

•	Pharma-Transfer.com Website—Tracks the research and development efforts of leading universities, research institutions and life science companies in order to locate and deliver advanced technology acquisition opportunities to corporate subscribers in the pharmaceutical industry.

•	Strategic Intellectual Property Management Team—Provides technical and business expertise to help companies identify, assess, protect and leverage intellectual property assets to enhance market leadership and profitability.

•	U2B® Intellectual Property Management Software—A comprehensive, flexible and easy to use product designed to help universities and research centers manage all types of intellectual property.

Pursue complementary acquisitions. Many of the products and services that we offer companies were acquired by us through strategic acquisitions. We may seek to make additional acquisitions of technology transfer-related businesses in the future. In considering whether to purchase a technology transfer-related company, we evaluate a number of factors including reputation in the industry, the ability to assist our existing business units, quality of service provided, purchase price, strength of ties and relationships with client-companies, universities and research centers, the extent of intellectual property rights to significant technologies, and amount of equity ownership in portfolio companies which possess significant opportunity for growth.

Leverage the experience and relationships of our management team. We intend to take advantage of our experience in the field of technology transfer to maximize the return on our investments in portfolio companies. We have assembled a management team with extensive experience in the field of technology transfer. Our management team has experience in negotiating, structuring and consummating technology transfer transactions. Our Chief Executive Officer and Chairman, Clifford M. Gross, has approximately eight years of experience in the technology transfer business and has executed numerous technology transfer transactions.

We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. As a BDC, we are required to comply with numerous regulatory requirements. See “Regulation as a Business Development Company.”

Our principal executive offices are located at 2109 Palm Avenue, Tampa, Florida 33605 and our telephone number is (813) 754-4330. We maintain a website on the Internet at www.utekcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Plan of Distribution

We may offer, from time to time, up to 6,000,000 shares of our common stock on terms to be determined at the time of the offering.

Also, the selling stockholders named in this prospectus may offer, from time to time, up to 330,960 shares of our common stock. The selling stockholders may sell the shares held for their own account or the shares may be sold by donees, transferees, pledgees or other successors in interest that receive such shares from the selling stockholders as a gift or other non-sale related transfer. We will pay all offering expenses incident to the offering and sale of shares of our common stock by the selling stockholders pursuant to this prospectus, other than any underwriting discounts and commissions attributable to the selling stockholders and legal fees and expenses of the selling stockholders.

In the case of an offering by us, the offering price per share of our common stock, less any underwriting commission or discount, will not be less than the net asset value per share of our common stock at the time we make the offering. See “Determination of Net Asset Value—Determinations in Connection with Offerings.”

Our shares of common stock may be offered directly to one or more purchasers, through agents designated from time to time by us or the selling stockholders, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our shares of common stock, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

We may not sell shares of common stock without delivering a prospectus supplement describing the method and terms of the offering of such shares.

Use of Proceeds

We intend to use the net proceeds from selling shares of our common stock to effectuate technology transfer transactions, to fund additional research and development of licensed technologies, to acquire complementary businesses and for working capital and general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We will not receive any proceeds from the sale of our common stock by any selling stockholder.

Distributions

We may pay dividends from time to time to the holders of our common stock. Our board of directors will have sole discretion in determining whether to declare and pay dividends in the future. The declaration of dividends will depend on our profitability, financial condition, cash requirements, future prospects and other factors deemed relevant by our board of directors. Our ability to pay dividends in the future could be limited or prohibited by regulatory requirements and the terms of financing agreements that we may enter into or by the terms of any preferred stock that we may authorize and issue. See “Price Range of Common Stock and Distributions.”

Risk Factors

See “Risk Factors” beginning on page 8 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Certain Anti-Takeover Measures

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the market price for their stock. See “Description of Our Securities.”

Where You Can Find Additional Information

We have filed with the Securities and Exchange Commission a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934. You can inspect any materials we file with the Securities and Exchange Commission, without charge, at the Securities and Exchange Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the Public Reference Room. The Securities and Exchange Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the Securities and Exchange Commission. The address of the Securities and Exchange Commission’s web site is www.sec.gov. Information contained on the Securities and Exchange Commission’s web site about us is not incorporated into this prospectus and you should not consider information contained on the Securities and Exchange Commission’s web site to be part of this prospectus.

FEES AND EXPENSES

This table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Stockholder Transaction Expenses
Sales load (as a percentage of offering price) (1)	—
Offering expenses (as a percentage of offering price) (2)	—
Total stockholder transaction expenses	—

Annual Expenses (as a percentage of net assets attributable to common stock) (3)
Management fees (4)	1.7%
Interest payments on borrowed funds (5)	—
Other expenses (6)	28.2%

Total annual expenses (7)	29.9%

Example

The following example is required by the Securities and Exchange Commission and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$339	$647	$821	$992

While the example assumes (as required by the Securities and Exchange Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%.

This example should not be considered a representation of our future expenses and actual expenses may be greater or less than those shown.

(1)	In the event that shares of our common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The corresponding prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses as a percentage of the offering price.
(3)	“Net assets attributable to common stock” equals net assets (i.e., total assets less total liabilities), which as of March 31, 2006 was $60.1 million.
(4)	We do not have an investment adviser and are internally managed by our management team under the supervision of our board of directors. Therefore, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing a management team to research, select and supervise our investments. As a result, this percentage reflects our estimate of the annual expenses we will incur in connection with the employment of a management team to research, select and supervise our investments.
(5)	We had no borrowings outstanding during the quarter ended March 31, 2006 and, as a result, incurred no interest payments on borrowed funds during the quarter ended March 31, 2006. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources.” Based on our current business plan, we do not have any intention to incur indebtedness during 2006 to finance our operations or otherwise.
(6)	“Other expenses” represent our estimate of our operating expenses for the fiscal year ending December 31, 2006, excluding interest on indebtedness and the portion of the salaries and wages we estimate that we will pay to our management team relating to their research, selection and supervision of our investments. See Note 4 above. “Other expenses” does not include any estimate for our current income tax expense, which is estimated to be insignificant or zero.
(7)	“Total annual expenses” is the sum of the management fees, interest payments on borrowed funds and other expenses.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The selected consolidated financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto included in this prospectus. The selected consolidated statements of operations data for the years ended December 31, 2005, 2004 and 2003 and the consolidated balance sheet data at December 31, 2005 and 2004 have been derived from our audited consolidated financial statements included elsewhere in this prospectus. The selected consolidated statements of operations data for the years ended December 31, 2002 and 2001, and the selected consolidated balance sheet data at December 2003, 2002 and 2001 have been derived from our audited consolidated financial statements not included in this prospectus. Our consolidated financial statements for the years ended December 31, 2005, 2004 and 2003 have been audited by Pender Newkirk & Company, an independent registered public accounting firm, and for the years ended December 31, 2002 and 2001 by Ernst & Young LLP, independent registered certified public accountants. The selected consolidated statements of operations data for the three months ended March 31, 2006 and 2005 and the consolidated balance sheet data at March 31, 2006 and 2005 have been derived from our unaudited consolidated financial statements included elsewhere in this prospectus and include all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the results for the interim periods. The data shown is not necessarily indicative of results to be expected for any future period.

	Three Months Ended March 31,		Year ended December 31,
	2006	2005	2005	2004	2003	2002	2001

Income from operations:
Sale of technology rights	$10,214,930	$1,676,143	$18,131,941	$5,130,614	$2,698,478	$2,088,254	$3,419,653
Consulting and other services	1,353,481	802,692	4,178,504	1,980,944	1,086,064	1,264,249	534,782
Investment income, net	238,595	59,694	433,378	77,057	20,635	32,832	120,813

	11,807,006	2,538,529	22,743,823	7,188,615	3,805,177	3,385,335	4,075,248

Expenses:
Salaries and wages	693,618	437,159	2,675,317	1,080,196	746,171	762,914	616,796
Professional fees	281,426	184,072	774,434	559,435	734,658	515,164	372,029
Acquisition of technology rights	2,624,000	571,673	4,599,570	1,151,152	423,500	(1)	(1)
Sales and marketing	809,173	507,573	2,563,430	1,137,902	394,115	723,962	904,141
General and administrative	1,611,434	558,635	2,679,015	1,730,408	1,213,972	1,138,111	719,004

	6,019,651	2,259,112	13,291,766	5,659,093	3,512,416	3,140,151	2,611,970

Income before income taxes	5,787,355	279,417	9,452,057	1,529,522	292,761	245,184	1,463,278
Provision for income taxes	2,177,781	105,144	3,564,227	586,800	112,193	91,541	555,298

Net income from operations	3,609,574	174,273	5,887,830	942,722	180,568	153,643	907,980

Net realized and unrealized gains (losses):
Net realized gains (losses) on investments	382,586	25,133	(3,458,979)	1,555,576	(228,871)	(773,262)	(86,578)
Change in net unrealized appreciation (depreciation) of investments	1,564,966	(3,160,579)	(333,176)	(238,214)	(475,561)	(2,073,161)	(177,119)

Net increase (decrease) in net assets from operations	5,557,126	(2,961,173)	$2,095,675	$2,260,084	$(523,864)	$(2,692,780)	$644,283

Per share information:
Net increase (decrease) in net assets from operations per share:
Basic	$0.66	$(0.49)	.29	$0.41	$(0.12)	$(0.69)	$0.17
Diluted	$0.65	$(0.49)	.29	$0.37	$(0.12)	$(0.69)	$0.17
Weighted average shares:
Basic	8,427,633	6,062,203	7,194,212	5,487,629	4,266,918	3,921,535	3,840,714
Diluted	8,506,471	6,062,203	7,325,312	6,098,537	4,266,918	3,921,535	3,882,914

Balance sheet data:
Investments at value	$58,686,138	$11,046,386	$38,752,926	$19,496,867	$7,745,354	$6,208,090	$10,271,056
Net assets	60,106,429	21,223,877	44,441,118	$23,092,943	$11,152,370	$7,346,057	$9,909,440
Net asset value per share	$6.76	$3.47	$5.58	$3.85	$2.33	$1.87	$2.53
Common shares outstanding	8,893,254	6,123,058	7,961,505	6,003,163	4,790,550	3,925,672	3,915,672

(1)	This information has not been provided in the table because we included all of our expenses relating to our acquisition of technology rights in our sales and marketing expenses for each of these periods. Unaudited amounts are as follows: 2002 – $320,020; and 2001 – $607,375.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for 2006, 2005 and 2004. This information was derived from our unaudited consolidated financial statements which have been prepared on the same basis as the audited consolidated financial statements included in this prospectus, and in the opinion of management, reflect all adjustments, consisting only of normal and recurring adjustments, necessary to fairly state our results of operations for the periods presented. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

2006
Qtr 1
Income from operations (revenue)	$11,807,006
Net income from operations	3,609,574
Net increase in net assets from operations	5,557,126
Net increase in net assets from operations per share
Basic	$0.66
Diluted	$0.65

	2005
	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Income from operations (revenue)	$7,214,114	$10,448,383	$2,542,797	$2,538,529
Net income (loss) from operations	1,951,555	3,733,289	28,713	174,273
Net increase (decrease) in net assets from operations	135,625	5,663,261	(742,038)	(2,961,173)
Net increase (decrease) in net assets from operations per share
Basic	$0.02	$0.75	$(0.10)	$(0.49)
Diluted	$0.02	$0.74	$(0.10)	$(0.49)

	2004
	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Income from operations (revenue)	$2,812,443	$2,040,486	$1,925,587	$410,099
Net income (loss) from operations	406,022	472,186	342,853	(278,339)
Net increase (decrease) in net assets from operations	1,809,927	(7,202,711)	(774,189)	8,427,057
Net increase (decrease) in net assets from operations per share
Basic	$0.33	$(1.28)	$(0.14)	$1.70
Diluted	$0.30	$(1.28)	$(0.14)	$1.60

RISK FACTORS

Investing in our common stock involves a high degree of risk. You should consider carefully the risks described below and all other information contained in this prospectus and any accompanying prospectus supplement, including our financial statements and the related notes and the schedules and exhibits to this prospectus and any accompanying prospectus supplement.

Risks Related to Our Business and Investments

Our investment portfolio is highly concentrated and, as a result, our financial results are largely dependent upon the performance of certain significant investments.

Our investment portfolio is highly concentrated and, as a result, our financial results are largely dependent upon the performance of certain significant investments. As a result, if our investment in one or more of these companies fails to perform as expected, our financial results could be negatively affected.

Our quarterly and annual results could fluctuate significantly.

Our quarterly and annual operating results could fluctuate significantly due to a number of factors. These factors include the small number and range of values of the transactions that are completed each quarter, fluctuations in the values of our investments, the timing of the recognition of unrealized gains and losses, the degree to which we encounter competition in our markets, the volatility of the stock market and its impact on our unrealized gains and losses, as well as other general economic conditions. As a result of these factors, quarterly and annual results are not necessarily indicative of our performance in future quarters and years.

Our portfolio companies are development stage companies dependent upon the successful commercialization of new technologies. Each of the investments in our portfolio companies is subject to a high degree of risk, and we may lose all of our investment in a portfolio company if it is not successful.

We invest in development stage companies that our management believes can benefit from our expertise in technology transfer. Development stage companies are subject to all of the risks associated with new businesses. In addition, our portfolio companies are also subject to the risks associated with research and development of new technologies. These risks include the risk that new technologies cannot be developed or commercialized, may not work, or become obsolete. Our portfolio companies must successfully acquire licenses to new technologies, and in some cases further develop new technologies. We cannot assure you that any of our investments in our portfolio companies will be successful. Our portfolio companies will be competing with larger, established companies with greater access to, and resources for, further development of these new technologies. We may lose our entire investment in any or all of our portfolio companies.

Our portfolio companies depend upon the research and development activities of universities, medical research centers and federal research laboratories, over which neither our portfolio companies nor we have any control.

Our portfolio companies depend upon the research activities of universities, medical research centers and federal research laboratories. Neither we, nor our portfolio companies, have any control over the research activities of universities, medical research centers and federal research laboratories. As neither we nor our portfolio companies provide supervision of any universities, medical research centers and federal research laboratories, we cannot warrant that the research will be done properly and that the results, which we may license, will be reproducible. In addition, we have no control over what types of technologies are presented to us by universities, medical research centers and federal research laboratories for evaluation and commercial development. Further, the licenses to technologies that our portfolio companies obtain may be non-exclusive.

Technologies acquired by our portfolio companies may become obsolete before we can sell their securities.

Neither our portfolio companies nor we have any control over the pace of technology development. There is a significant risk that a portfolio company could acquire the rights to a technology that is currently or is subsequently made obsolete by other technological developments.

The patents on the technologies that our portfolio companies license may infringe upon the rights of others and patent applications that have been submitted may not be granted.

Many of our portfolio companies rely upon patents to protect the technologies that they license. If the patents on technologies that they license are found to infringe upon the rights of others, or are held to be invalid, then the licenses to such technologies will have little or no value to our portfolio companies. In addition, if a patent to a technology licensed by a portfolio company is found to infringe upon the rights of others, the portfolio company may be liable for monetary damages. Our portfolio companies are dependent upon the universities, medical centers or government research facilities to file, secure and protect patents on licensed technologies. In the event that a patent is challenged or violated, our portfolio companies may not have the financial resources to defend the patent either in the preliminary stages of litigation or in court. In addition, if our portfolio companies acquire licenses to technologies with patents pending, we cannot assure you that such patents will be granted.

If our primary investments are deemed not to be qualifying assets, we could be precluded from investing in the manner described in this prospectus or deemed to be in violation of the 1940 Act.

As a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. For a discussion of the principal categories of “qualifying assets,” see “Regulation as a Business Development Company.” Currently, if we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities.

Amendments promulgated in 1998 by the Federal Reserve expanded the definition of marginable securities under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question to the business development company industry as to whether a private company that has outstanding debt securities would qualify as an “eligible portfolio company” under the 1940 Act.

The SEC issued proposed rules which would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. In addition, legislation has been introduced in Congress that would define eligible portfolio company to include companies with a market capitalization of less than $250 million. If adopted or enacted, the effect of these rules or legislation would be to eliminate confusion regarding whether a privately-owned company that issued debt would qualify as an “eligible portfolio company.”

Unless and until the proposed rules or legislation described above are adopted or enacted, if there were a court ruling or regulatory decision that provided that a privately-owned company that has outstanding debt securities (none of which is listed on a national securities exchange or association) was not an eligible portfolio company, we could be precluded from investing in the manner described in this prospectus or deemed to be in violation of the 1940 Act.

Technologies that have been developed with funding from the U.S. government may have limits on their use, which could affect the value of the technology to a portfolio company.

Technologies developed with funds provided by the U.S. government have restrictions regarding where they may be sold and have limits on exclusivity. A portfolio company that acquires a technology developed with federal funding may be limited as to where it can sell the technology. The technology may only be allowed to be sold or manufactured within the U.S. In addition, the U.S. government has the right to use technologies that it has funded regardless of whether the technology has been licensed to a third party. Such regulations may limit the marketability of a technology and therefore reduce the value of the technology to our portfolio companies.

We may be unable or decide not to make additional cash investments in our portfolio companies which could result in our losing our initial investment if the portfolio company fails.

We may have to make additional cash investments in our portfolio companies to protect our overall investment value in the particular company. We retain the discretion to make any additional investments as our management determines. The failure to make such additional investments may jeopardize the continued viability of a portfolio company, and our initial (and subsequent) investments. Moreover, additional investments may limit the number of companies in which we can make initial investments. We have no established criteria in determining whether to make an additional investment except that our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. We cannot assure you that we will have sufficient funds to make any necessary additional investments, which could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

The securities we hold in our portfolio companies are subject to restriction on resale, and we may not be able to sell the securities we hold for amounts equal to their recorded value, if at all.

Our portfolio companies are mainly thinly traded public companies or private companies, and we acquire securities in our portfolio companies in private transactions. As a result, substantially all of the securities we hold in our portfolio companies are subject to legal restrictions on resale. Furthermore, our ability to sell the securities in our portfolio may be limited by, and subject to, the lack of or limited nature of a trading market for such securities. Therefore, we cannot assure you that we will be able to sell our portfolio company securities for amounts equal to the values that we have ascribed to them or at the time we desire to sell.

We are dependent on sales transactions, structured as tax-free exchanges, to effectuate our technology transfer transactions. A change in the Internal Revenue Code affecting tax-free exchanges could limit our ability to effectuate such transactions.

To effectuate a technology transfer transaction, we typically create a newly formed company to acquire a new technology from a university, medical center or federal research laboratory and then exchange the securities of such newly formed company for securities in the company that acquires such newly formed company and the technology held by such newly formed company. We call this unique technology transfer process U2B®. We anticipate that most, if not all, of such transactions will be structured as tax-free exchanges under Section 368 of the Internal Revenue Code. A benefit of structuring our technology transfer transactions as tax-free exchanges under Section 368 is that such transactions do not result in a current taxable event for us for income tax purposes. If Section 368 were to be amended so that we were no longer able to structure our technology transfer transactions as tax-free exchanges, we may not be able to effectuate our technology transfer transactions on commercially reasonable terms. In such event, we may be required to significantly alter the use of our U2B® investment process, which could have a significant negative impact on our business and financial results.

The agreements we have with universities, medical research centers and federal research laboratories do not guarantee that such entities will grant licenses to us or other companies.

The agreements that we have entered into with universities, medical research centers and federal research laboratories provide us with the ability to evaluate the commercial potential for technologies at an early stage of development. These agreements, however, do not provide us with any guarantee that following our evaluation, the university, medical research center or federal research laboratory will grant a license to us or other companies. As a result, we may expend time and resources evaluating a technology and not be able to secure a license to such technology.

We are dependent upon and have little or no control over the efforts of portfolio companies to successfully commercialize the acquired technologies or to retain the licenses to such technologies.

We receive common stock from the portfolio company based upon the mutually agreed upon values of the new companies we form to acquire new technologies, its licensed technology and the portfolio company. We then intend to sell the securities that we acquire in exchange for the new companies we form to acquire new technologies at some time in the future. Therefore, our ability to profit from an investment is ultimately dependent upon the price we receive for the shares of the portfolio company. In most cases, the companies that acquire the new companies we form to acquire new technologies will be dependent upon successfully commercializing the technologies they acquire. We do not have control over the portfolio companies that acquire the new companies we form to acquire new technologies. These portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and a greater number of qualified and experienced managerial and technical personnel. They may need additional financing which they are unable to secure and which we are unable or unwilling to provide, or they may be subject to adverse developments unrelated to the technologies they acquire. They may lose the rights granted to them for the technology for failure to comply with the license agreement. We cannot assure you that any of the portfolio companies will be successful or that we will be able to sell the securities we receive at a profit or for sufficient amounts to even recover our initial investment in the portfolio companies or that our portfolio companies will not take actions that could be detrimental to our investment.

Our investments in our portfolio companies may be concentrated in one or more industries, and if these industries should decline or fail to develop as expected our investments will be lost.

Our investments in our portfolio companies may be concentrated in one or more industries. This concentration will mean that our investments will be particularly dependent on the development and performance of those industries. Accordingly, our investments may not benefit from any advantages which might be obtained with greater diversification of the industries in which our portfolio companies operate. If those industries should decline or fail to develop as expected, our investments in our portfolio companies in those industries will be subject to loss.

Substantially all of our portfolio investments are recorded at fair value as determined in good faith by our board of directors, and as a result, there is uncertainty regarding the value of our portfolio investments.

At March 31, 2006 and December 31, 2005, investments amounting to $39.8 million or 66.2% of our net assets and $26.4 million or 59.4% of our net assets, respectively, have been valued at fair value as determined by our board of directors. Pursuant to the requirements of the 1940 Act, our board of directors is responsible for determining in good faith the fair value of our investments for which market quotations are not readily available. Because there is typically no readily available market value for the investments in our portfolio, our board of directors determines in good faith the fair value of these investments pursuant to a valuation policy and a consistently applied valuation process. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. If we were required to sell any of such investments, there is no assurance that the fair value, as determined by the board of directors, would be obtained. If we were unable to obtain fair value for such investments, there would be an adverse effect on our net asset value and on the price of our common stock.

We adjust quarterly the valuation of our portfolio to reflect the board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as “Change in net unrealized appreciation (depreciation) of investments.”

Our business depends on key personnel.

We rely on, and will continue to be substantially dependent upon, the continued services of our management, principally our Chief Executive Officer and Chairman, Clifford M. Gross. Our management team is responsible for the review of potential investments by and the provision of advice to companies regarding the acquisition of technologies and additional research and development. We also depend upon our management’s key contacts with universities, medical research centers and federal research laboratories to maintain our access to new technologies and our relationships with companies in order to effectuate our technology transfer transactions.

We have a limited amount of funds available for investment in portfolio companies, and as a result, our investments may lack diversification.

Based on the amount of our existing available funds, it is unlikely that we will be able to commit our funds to investments in, and the acquisition of, securities of a large number of companies. We intend to continue to operate as a non-diversified investment company within the meaning of the 1940 Act. Our current investments are not, and in the future may not be, substantially diversified. We will not be able to achieve the same level of diversification as larger entities engaged in similar venture capital activities. Therefore, our assets may be subject to greater risk of loss than if they were more widely diversified, because the failure of one or more of our limited number of investments would have a material adverse effect on our financial condition and the price of our common stock.

If our portfolio companies fail to comply with the requirements of the forum in which their securities are quoted or the trading market on which their securities are listed, the liquidity and prices of our investments would be materially adversely affected.

At March 31, 2006, $32.2 million or 47.0% of our total assets consisted of investments at value in companies whose securities are quoted on the OTC Bulletin Board or are listed on the American Stock Exchange or other similar markets. In order for the securities of our portfolio companies to be eligible for continued listing on those markets or quotation systems, our portfolio companies must remain in compliance with certain listing standards. Among other things, these standards require that our portfolio companies remain current in their filings with the SEC and comply with certain of the provisions of the Sarbanes-Oxley Act of 2002. If our portfolio companies are no longer in compliance with these and other related requirements, there would be no forum or market for the quotation or listing of the securities of our portfolio companies. Without such a forum or market, the liquidity and prices of our investments would be materially adversely affected. We cannot give any assurance that our portfolio companies will remain in compliance with the requirements to be quoted on the OTC Bulletin Board or listed on the American Stock Exchange or any other market or quotation system.

Changes in the law or regulations that govern us could have a material impact on our operations.

Any change in the law or regulations that govern our business could have a material impact on us or on our operations. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change.

We are subject to certain risks associated with our foreign operations and investments.

We have operations in the United Kingdom and Israel and make investments in foreign companies. As of March 31, 2006, approximately 5.0% of our assets were comprised of assets in foreign operations and investments in foreign companies.

Certain risks are inherent in foreign operations, including:

•	difficulties in enforcing agreements and collecting receivables through certain foreign legal systems;

•	foreign customers may have longer payment cycles than customers in the U.S.;

•	tax rates in certain foreign countries may exceed those in the U.S. and foreign earnings may be subject to withholding requirements, exchange controls or other restrictions;

•	general economic and political conditions in countries where we operate may have an adverse effect on our operations;

•	exposure to risks associated with changes in foreign exchange rates;

•	difficulties associated with managing a large organization spread throughout various countries;

•	difficulties in enforcing intellectual property rights; and

•	required compliance with a variety of foreign laws and regulations.

Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in foreign exchange rates, exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

As we continue to expand our business globally, our success will depend, in part, on our ability to anticipate and effectively manage these and other risks. We cannot assure you that these and other factors will not have a material adverse effect on our international operations or our business as a whole.

One of our current stockholders has significant influence over our management and affairs.

Clifford M. Gross, our Chief Executive Officer and Chairman, beneficially owns approximately 22% of our common stock as of July 18, 2006. Therefore, Dr. Gross may be able to exert influence over our management and policies. Dr. Gross may acquire additional equity in our company in the future. The concentration of ownership may also have the effect of delaying, preventing or deterring a change of control of our company, could deprive our stockholders of an opportunity to receive a premium for their common stock as part of the sale of our company and might ultimately affect the market price of our common stock.

We may need additional capital in the future and it may not be available on acceptable terms.

We have historically relied on outside financing and cash flow from the sale of our investments to fund our operations, capital expenditures and expansion. However, we may require additional capital in the future to fund our operations, finance our investments in portfolio companies, or respond to competitive pressures or strategic opportunities. We cannot assure you that additional financing will be available on terms favorable to us, or at all. In addition, the terms of available financing may place limits on our financial and operating flexibility. If we are unable to obtain sufficient capital in the future, we may:

•	be forced to reduce our operations;

•	not be able to expand or acquire complementary businesses; and

•	not be able to develop new services or otherwise respond to changing business conditions or competitive pressures.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

We may require additional capital in the future to fund our operations, finance our investments in portfolio companies, or respond to competitive pressures or strategic opportunities. We may acquire additional capital from the following sources:

Senior Securities and Other Indebtedness. We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities, up to the maximum amount permitted by the 1940 Act. If we issue senior securities, including debt or preferred stock, we will be exposed to additional risks, including the following:

•

Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

•	It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

•	Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

Additional Common Stock. We are not generally able to issue and sell our common stock at a price below our net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below our net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Risks Related to an Offering and Our Common Stock

We may be unable to invest the net proceeds raised from an offering on acceptable terms, which would harm our financial condition and operating results.

Until we identify new technologies to acquire in order to transfer to privately owned or publicly traded companies using our U2B® process or otherwise, we intend to invest the net proceeds of the offering in interest-bearing deposits or other short-term instruments. We cannot assure you that we will be able to complete technology transfers that meet our investment criteria or that any technology transfers we complete using the proceeds from an offering will produce a sufficient return. Moreover, because we may not have identified any new technology acquisition opportunities at the time of an offering, we will have broad authority to use the net proceeds of an offering in connection with new technology acquisitions, potential acquisitions of complementary businesses and for working capital and general corporate purposes. We will not receive any proceeds from an offering by the selling stockholders.

Our common stock price may be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of business development companies or technology transfer companies;

•	changes in regulatory policies or tax guidelines with respect to business development companies or technology transfer companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

Investing in our shares may involve an above average degree of risk.

The investments we make in accordance with our investment objective and strategies may result in a higher amount of risk than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

Our common stock may not continue to trade at a premium to our net asset value.

Our common stock continues to trade in excess of our net asset value. See “Price Range of Common Stock and Distributions.” There can be no assurance, however, that our common stock will continue to trade at a premium to our net asset value. The possibility that our common stock will trade at premiums that are unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade at, above or below our net asset value.

We may issue shares of our common stock at a discount to the market price for such shares, which may put downward pressure on the market price for shares of our common stock.

In February 2006, we issued shares of our common stock at a discount to the market price for such shares in connection with a registered equity offering. The discount in such offering was approximately 15%. If we issue shares of our common stock at a discount to the market price for such shares, it may put downward pressure on the market price for shares of our common stock. Such downward pressure could in turn encourage short sales or similar trading with respect to shares of our common stock, which could in itself place further downward pressure on the market price for shares of our common stock.

FORWARD-LOOKING STATEMENTS

This prospectus and the accompanying prospectus supplement, if any, may contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

•	changes in the economy;

•	future changes in the laws or regulations and conditions in our operating areas;

•	the risks associated with the possible disruption in our operations due to terrorism; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in any accompanying prospectus supplement.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. The inclusion of a forward-looking statement in this prospectus and any accompanying prospectus supplement should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or the accompanying prospectus supplement, if any. We undertake no obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

USE OF PROCEEDS

We intend to use the net proceeds from selling shares of our common stock to effectuate technology transfer transactions, to fund additional research and development of licensed technologies, to acquire complementary businesses and for working capital and general corporate purposes.

We anticipate that substantially all of the net proceeds of any offering of shares of our common stock will be used, as described above, within one year, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of shares of our common stock in interest-bearing deposits or other short-term investment instruments. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of this offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We will not receive any of the proceeds from the sale of our common stock by any selling stockholder.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

The principal market for shares of our common stock is the American Stock Exchange. Our common stock is traded on the American Stock Exchange under the symbol “UTK.” Our shares of common stock also trade on the AIM market of the London Stock Exchange under the symbol “UTK.” The following table sets forth the range of high and low closing prices of our common stock as reported on the American Stock Exchange, and the closing sales price as a percentage of net asset value (NAV) for each fiscal quarter indicated.

		Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Dividend Per Share(b)
	NAV(a)	High	Low
Fiscal 2004
First quarter	4.25	15.71	11.00	370	259	—
Second quarter	4.22	17.00	15.31	403	363	—
Third quarter	3.37	15.56	13.75	462	408	—
Fourth quarter	3.85	15.32	14.35	398	373	—

Fiscal 2005
First quarter	3.47	15.75	14.86	454	429	—
Second quarter	4.46	15.45	13.50	346	303	—
Third quarter	5.57	14.05	12.29	252	221	—
Fourth quarter	5.58	14.09	13.28	252	238	—

Fiscal 2006
First quarter	6.76	14.50	11.90	215	176	$0.02
Second quarter	*	20.40	12.65	*	*	—
Third quarter (through July 18, 2006)	*	23.20	20.05	*	*	—

(a)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(b)	Represents the dividend declared in the specified quarter.
*	Net asset value has not yet been calculated for this period.

The last reported price for our common stock on the American Stock Exchange on July 18, 2006 was $20.71 per share. As of July 18, 2006, we had approximately 110 stockholders of record.

Our common stock continues to trade at a premium to our net asset value. There can be no assurance, however, that our shares will continue to trade at a premium to our net asset value.

We may pay dividends from time to time to the holders of our common stock. Our board of directors will have sole discretion in determining whether to declare and pay dividends in the future. The declaration of dividends will depend on our profitability, financial condition, cash requirements, future prospects and other factors deemed relevant by our board of directors. Our ability to pay dividends in the future could be limited or prohibited by regulatory requirements and the terms of financing agreements that we may enter into or by the terms of any preferred stock that we may authorize and issue.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with our consolidated financial statements and notes thereto appearing elsewhere in this prospectus.

General

We are a market-driven technology transfer business that assists companies in identifying and acquiring technologies. Technology transfer refers to the process by which new technologies, developed in universities, government research facilities, or similar research settings, are licensed to companies for commercial development and use.

Income

We generate income in the form of securities and cash primarily in connection with our strategic alliance agreements and technology transfer transactions.

Strategic Alliance Agreements

Our strategic alliances are designed to help companies enhance their new product pipeline through the acquisition of new technology primarily from universities, medical centers and federal research laboratories. We normally receive unregistered shares of common stock from companies as payment for the services we render under our strategic alliance consulting engagements. Whenever appropriate we will seek to receive cash payments as compensation for our services. All of our technology transfer transactions are completed pursuant to our strategic alliance agreements with companies.

Technology Transfer Transactions

To effectuate a technology transfer transaction, we will typically create a newly formed company to acquire a new technology from a university, medical center or federal research laboratory and then exchange the securities of such newly formed company for securities in the company that acquires such newly formed company and the technology held by such newly formed company. We call this unique technology transfer process U2B®. A benefit of effectuating technology transfer transactions through our U2B® process is that such transactions do not result in a taxable event for us for income tax purposes. We will not acquire a new technology from a university, medical center and federal research laboratory in connection with our U2B® process without the agreement of a company to immediately acquire such new technology from us. It is our plan that shares of those privately owned and publicly traded companies received in those exchanges will be sold for cash or other assets in the course of our business to permit us to acquire additional technologies and to fund our operations. We seek to sell such newly formed companies to publicly traded companies whenever possible, as this provides us with the potential for added liquidity.

We may also enter into technology transfer transactions pursuant to which we receive cash in exchange for new technologies.

Expenses

Our expenses include costs associated with the acquisition of technology rights, salaries and wages, professional fees, sales and marketing costs as well as general and administrative costs. Acquisition of technology rights expenses may include license fees to acquire new technologies, pre-paid consulting fees with the inventor of the technologies, sponsored research fees with the university or research facility transferring the technologies and additional cash to further accelerate commercialization efforts. Sales and marketing costs include advertising, sales commissions, travel and other selling expenses. General and administrative costs include rent, depreciation, investor relations and other overhead costs.

Financial Condition

Our total assets were $68.3 million and our net assets were $60.1 million at March 31, 2006, compared to $49.0 million and $44.4 million at December 31, 2005, respectively. Net asset value per share was $6.76 at March 31, 2006 and $5.58 at December 31, 2005. Net assets increased by $15.7 million or 35.2% in the three months ended March 31, 2006.

The changes in total assets, net assets and net asset value per share during the three months ended March 31, 2006 were primarily attributable to:

•	The completion of 6 technology transfers valued at approximately $10.2 million;

•	The sale of certain of our investments for $1.5 million, including realized gains of $383,000;

•	The issuance of 816,330 shares of our common stock in a registered offering for approximately $9.0 million;

•	The use of approximately $3.4 million to fund operations;

•	An increase in our deferred tax liability of approximately $3.4 million;

•	The acquisition of one portfolio company valued at $2.0 million through the issuance of 82,919 shares of our common stock and $1,000,000 in cash; and

•	A net unrealized gain of $1.6 million in the fair value of our investments.

Our common shares outstanding as of March 31, 2006 were 8,893,254 compared to 7,961,505 at December 31, 2005. The number of our outstanding common shares increased as a result of the issuance of common shares in connection with a registered offering, upon the exercise of stock options and in conjunction with an acquisition of a portfolio company.

Our financial condition is dependent on a number of factors including our ability to effectuate technology transfer transactions and the performance of the equity investments that we receive in connection with these transfers. We have invested a substantial portion of our assets in development stage and start-up companies and thinly traded public companies. These businesses are thinly capitalized, unproven, small companies that lack management depth, are dependent on new, commercially unproven technologies and have no or a limited history of operations.

At March 31, 2006, $32.2 million or 55% of our investments consisted of investments at value in companies whose securities are quoted on the OTC Bulletin Board or listed on the American Stock Exchange or other similar markets, $8.4 million or 14% of our investments consisted of equity securities at fair value in privately owned companies, and $18.1 million or 31% were in U.S. Treasuries or certificates of deposit.

At December 31, 2005, $22.9 million or 59% of our investments consisted of equity securities at value in companies whose securities were quoted on the OTC Bulletin Board, $4.3 million or 11% of our investments consisted of equity securities at fair value in privately owned companies and $11.6 million or 30% were in U.S. Treasuries or certificates of deposit.

A summary of our investment portfolio is as follows:

	March 31, 2006	December 31, 2005
Investments, at cost	$61,209,742	$43,867,694
Unrealized depreciation, before income taxes	(2,523,604)	(5,114,768)

Investments, at value	$58,686,138	$38,752,926

The net increase in the value of investment securities from $38.8 million at December 31, 2005 to $58.7 million at March 31, 2006 is primarily due to the following events:

•	The completion of 6 technology transfers valued at approximately $10.2 million;

•	The donation of 5.1 million shares of Hydroflo, Inc. valued at $663,000 to four not-for-profit institutions;

•	A net realized gain of $383,000 related to the sale of some of our shares in Circle Group Holdings, Inc., Swiss Medica, Inc., Xethanol Corp., Sequiam Corp., Genethera, Inc. and Magic Media Networks, Inc.;

•	The acquisition of 22nd Street of Ybor City, Inc. valued at $2.0 million through the issuance of shares of our common stock; and

•	Investment of approximately $9.0 million in U.S. Treasuries and certificates of deposit.

The value of our investments can fluctuate due to factors that are specific to each investment (e.g., inability to obtain additional capital, inability to execute business model, termination of technology licenses, etc.) or to general marketplace factors.

Following an initial investment in a portfolio company, we may make additional investments in such portfolio company or subsequent acquirer in order to: (1) increase our ownership percentage; (2) exercise warrants or options that were acquired in a prior financing; (3) preserve our proportionate ownership in a subsequent financing; (4) transfer additional technologies to enhance the portfolio company’s intellectual capital or (5) attempt to preserve or enhance the value of our investment. Such additional investments are referred to as “follow-on” investments. There can be no assurance that we will make follow-on investments or have sufficient funds to make additional investments. The failure to make such follow-on investments could jeopardize the viability of the portfolio company and our investment or could result in a missed opportunity for us to participate to a greater extent in a portfolio company’s successful operations. We attempt to maintain adequate liquid capital to make follow-on investments in our portfolio companies. However, there can be no assurance that we will have liquid capital. We may elect not to make a follow-on investment either because we do not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements, even though the follow-on investment opportunity appears attractive.

Results of Operations

The principal measure of our financial performance is the “Net increase in net assets from operations,” which is the sum of three elements. The first element is “Net income from operations,” which is the difference between our income from technology transfers, consulting fees, interest, dividends, fees and other income and our operating expenses, net of applicable income tax provision. The second element is “Net realized gain (loss) on investments,” which is the difference between the proceeds received from dispositions of portfolio securities and their stated cost, net of applicable income tax provision. The third element, “Increase (decrease) in unrealized appreciation on investments,” is the net change in the value of our investment portfolio, net of increase (decrease) in deferred income taxes that would become payable if the unrealized appreciation were realized through the sale or other disposition of the investment portfolio.

Three months ended March 31, 2006 compared to the three months ended March 31, 2005.

Income from operations. Income from operations increased 365% to $11,807,000 for the three months ended March 31, 2006 from $2,539,000 for the three months ended March 31, 2005. Approximately 90% and 74% of our income from operations (revenue) was received in the form of equity securities for the three months ended March 31, 2006 and 2005, respectively. The increase in income from operations resulted from completing six technology transfer transactions during the period ended March 31, 2006, as compared to three technology transfer transactions completed during the quarter ended March 31, 2005. Additional revenue was generated by the consulting services of UTEK–Europe, Ltd., UTEK-EKMS, Inc., UTEKip, Ltd. and subscription income from the websites owned by UTEK, as well as $239,000 in investment income as a result of the increase in cash, U.S. Treasuries and certificates of deposit.

In the three months ended March 31, 2006, we completed 6 technology transfer transactions which generated $10.2 million and had acquisition of technology rights costs of $2.6 million as compared to 3 technology transfer transactions which generated $1.7 million and had acquisition of technology rights costs of

$572,000 for the three months ended March 31, 2005. The average revenue associated with technology transfer transactions was $1.7 million in 2006 as compared to $559,000 in 2005.

Consulting fees and other services increased to $1.4 million in the three months ended March 31, 2006, from $803,000 in the three months ended March 31, 2005. In the three months ended March 31, 2006, four strategic alliance agreements were entered into, as compared to five during the three months ended March 31, 2005. In the three months ended March 31, 2006, we rendered services in connection with strategic alliance agreements that generated $454,000 in revenue, as compared to strategic alliance agreements that generated $314,000 in revenue for the three months ended March 31, 2005. Other consulting income for the three months ended March 31, 2006 included income of $594,000 from UTEK-Europe, Ltd., UTEK-EKMS, Inc., and UTEKip, Ltd., as compared to $461,000 the three months ended March 31, 2005. Our Information Services Division comprised the balance of consulting fee income for 2006. UTEKip, Ltd. was purchased in January 2005; therefore, there is partial income reflected in the three months ended March 31, 2005 from its operations.

Of the total consulting and other income received during the three months ended March 31, 2006, 25% was paid in the form of equity securities in companies, and the balance was paid in cash. Of such income received during the three months ended March 31, 2005, 34% was paid in the form of equity securities, and the balance was paid in cash.

In the absence of readily available market values, our board of directors determines the fair value of the securities we receive in connection with our technology transfer transactions and strategic alliance agreements. In making its determination, the board of directors considers valuation appraisals provided by an independent valuation service provider.

Income from operations can vary substantially on a quarterly basis due to a variety of factors. Therefore, quarterly income from operations should not be annualized to predict expected annual results and may not be indicative of future performance.

Expenses. Total operating expenses for the three months ended March 31, 2006 were $6.0 million, consisting of acquisition of technology rights of $2.6 million, salaries and wages of $694,000, professional fees of $281,000, sales and marketing expenses of $809,000, and general and administrative expenses of $1.6 million. These expenses compared to the $2.3 million reported for the three months ended March 31, 2005, consisting of acquisition of technology rights of $572,000, salaries and wages of $437,000, professional fees of $184,000, sales and marketing expenses of $508,000, and general and administrative expenses of $559,000. The 166% increase in total operating expenses was due primarily to an increased number of employees, increased costs of completing 6 sales of technology rights, professional fees related to our equity offering, a gift of 5.1 million common shares of HydroFlo, Inc. valued at $663,000, and the write-down of goodwill due to impairment in one of our subsidiaries totaling $235,000.

We decided during the three months ended March 31, 2006 to make significant changes in the strategy for UTEKip, Ltd., primarily switching the focus of operations in Israel from software to technology transfer, our core business. These changes were other-than-temporary; therefore management determined there was impairment of the original purchase goodwill. We recorded a total impairment of the goodwill for UTEKip as of March 31, 2006. This resulted in a write-down of $234,940, ($146,532 after tax), which is included in the current period as general and administrative expenses in the statement of operations.

It is our intention to continue to grow our sales force by increasing the number of sales personnel in locations around the United States, Europe and Canada. The 59% increase in salaries and wages reflects 8 new UTEK administrative employees. The 59% increase in sales and marketing expenses was due to a significant increase in the commissions paid as a result of the increased number and value of technology transfer transactions and an increase in fees paid to outside research consultants for fulfillment of certain contracts of UTEK-EKMS, Inc. The 53% increase in professional fees relates to an increase in legal and accounting fees related to recent offerings. The 188% increase in general and administrative costs is largely due to the gift of 5.1 million common shares of HydroFlo, Inc. valued at $663,000, the write-off of certain assets in one of our subsidiaries totaling $235,000, administrative expenses related to our newly acquired businesses and an increase in costs related to the increase in the number of our employees.

The 359% increase in acquisition of technology rights expenses was due to completing 6 technology transfer transactions with an average cost of $437,000 in the three months ended March 31, 2006, as compared to 3 transactions with an average cost of $191,000 for the three months ended March 31, 2005. Of the total acquisition of technology rights expenses incurred during the three months ended March 31, 2006, $50,000 was expended on research and development costs, $674,000 was expended on license and consulting fees, and $1.9 million remained in our newly formed companies at the time they were sold to our portfolio companies. Such cash is generally utilized by the portfolio company for the continued research and development or commercialization of the technology transferred. Of the total acquisition of technology rights expenses incurred during the three months ended March 31, 2005, $372,000 million was expended on license and consulting fees and $200,000 remained in our newly formed companies at the time they were sold to our portfolio companies.

The following tables provide certain information relating to the acquisition of technology rights expenses we incurred in connection with our technology transfer transactions during the quarters ended March 31, 2006 and 2005, respectively. For additional information regarding each of these technology transfer transactions, see Note 3 to our consolidated unaudited financial statements included elsewhere in this prospectus.

Date of Technology Transfer Transaction	Name of Company Acquiring Our Newly Formed Company	Name of Newly Formed Company Used to Effectuate Technology Transfer	Dollar Amount of Expenses
01/20/2006	Fuel FX International, Inc.	Emissions Detection Technologies, Inc.	$300,000
01/27/2006	Broadcast International, Inc.	Video Processing Technologies, Inc.	625,000
01/30/2006	WebSky, Inc.	Strategic Wireless Solutions, Inc	265,000
03/06/2006	Trio Industries Group, Inc.	Ultra Fine Coating Systems, Inc.	534,000
03/15/2006	American Soil Technologies, Inc.	Advanced Fertilizer Technologies, Inc.	500,000
03/16/2006	Advanced Refractive Technologies, Inc.	Ocular Theraputics, Inc.	400,000

			$2,624,000

Date of Technology Transfer Transaction	Name of Company Acquiring Our Newly Formed Company	Name of Newly Formed Company Used to Effectuate Technology Transfer	Dollar Amount of Expenses
01/10/2005	Xethanol Corporation	Superior Separation Technologies, Inc.	110,000
02/22/2005	Health Sciences Group, Inc.	Open Cell Biotechnologies, Inc.	265,000
03/31/2005	Swiss Medica, Inc.	Anti-Depression Biohealth Solutions, Inc.	196,673

			$571,673

Net Realized Gains (Losses)

Net realized gains on investments, net of income tax effect, amounted to $382,586 for the three months ended March 31, 2006 and were related to sales as follows:

Company Name	Number of Shares	Realized Gain (Loss)
Circle Group Holdings, Inc.	514,608	$199,231
Genethera, Inc.	14,796	(21,583)
Magic Media Networks, Inc.	30,000	(103)
Sequiam Corp.	560,000	946
Swiss Medica, Inc.	300,000	(3,661)
Xethanol Corp.	150,762	238,954
HydroFlo, Inc.	5,100,000	(31,198)

Total		$382,586

Net realized gains on investments, net of income tax effect, amounted to $25,133 for the three months ended March 31, 2005 and were related to sales as follows:

Company Name	Number of Shares	Realized Gain (Loss)
Circle Group Holdings, Inc.	45,000	$34,975
E Med Future, Inc.	18,500	(9,842)

Total		$25,133

Changes in Unrealized Appreciation or Depreciation.

We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized. At March 31, 2006, approximately 66.2% of our net assets represented investments recorded at fair value. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Although many of the securities we hold in our portfolio are quoted on the OTC Bulletin Board or listed on the American Stock Exchange, our Board of Directors is required to determine the fair value of such securities if the validity of the market quotations appears to be questionable, or if the number of quotations is such as to indicate that there is a thin market in the security. The fair value of these securities is frequently less than the market quotations for such securities. Because there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the Board of Directors. In making its determination, our Board of Directors may consider valuation appraisals provided by independent valuation service providers. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The net unrealized appreciation of investments, net of taxes, was $1.6 million for the quarter ended March 31, 2006, compared to net unrealized depreciation, net of taxes, of $3.2 million for the quarter ended March 31, 2005. The net unrealized gains (losses) consisted of fluctuations in fair value resulting from the Board of Directors’ valuation of our assets for the quarters ended March 31, 2006, and 2005. During the three months ended March 31, 2006, there was a decline of $1.4 million in fair value of our investment in Industrial Biotechnology Corp. This decline was offset by gains in Xethanol Corporation of approximately $2.2 million, and Trio Industries Group, Inc. of $1.5 million. The Company’s other investments experienced a total net decrease in their fair value of approximately $500,000. The value of Company’s investments can decrease due to factors that are specific to these investments (inability to obtain additional capital, inability to execute their business model, termination of their technology licenses, etc.) or to general marketplace factors.

On a quarterly basis net realized and unrealized gains (losses) can vary substantially due to a variety of factors. Therefore, current quarterly net results should not be annualized to predict expected annual results, and may not be indicative of future performance.

Year Ended December 31, 2005 Compared To The Year Ended December 31, 2004

Income from operations. Income from operations increased 216% to $22.7 million for the year ended December 31, 2005, from $7.2 million for the year ended December 31, 2004. Approximately 85% and 84% of our income from operations (revenue) was received in the form of equity securities for the years ended December 31, 2005 and 2004, respectively. The increase in income from operations was primarily a result of completing 14 technology transfer transactions compared to the 11 transactions for the year ended December 31, 2004; additional revenue generated by newly acquired businesses of approximately $1.5 million, and an increase in investment income of $356,000 as a result of the increase in cash, U.S. Treasuries and certificates of deposit.

In the year ended December 31, 2005, we completed 14 technology transfer transactions which generated $18.1 million and had acquisition of technology rights costs of $4.6 million as compared to 11 technology transfer transactions which generated $5.1 million and had acquisition of technology rights costs of $1.2 million for the year ended December 31, 2004. The average revenue associated with technology transfer transactions was $1.3 million in 2005 as compared to $466,000 in 2004.

Consulting fees and other services increased to $4.2 million in the year ended December 31, 2005, from $2.0 million in the year ended December 31, 2004. The increase in the amount of income derived from consulting fees resulted from working with an increased amount of strategic alliance agreements in 2005 as compared to 2004; thirty four entered into during 2005 versus twenty entered into during 2004. In the year ended December 31, 2005, we rendered services in connection with strategic alliance agreements that generated $1.4 million in revenue, as compared to strategic alliance agreements that generated $1.0 million in revenue for 2004. Other consulting income for 2005 included income of $2.0 million from UTEK-Europe, Ltd., UTEK-EKMS, Inc., and UTEKip, Ltd., as compared to $674,000 for 2004. Our Information Services Division comprised the balance of fee income for 2005 and 2004. UTEK-EKMS, Inc. was purchased in the last quarter of 2004; therefore, the related income for 2004 only reflects a partial year for this subsidiary. UTEKip, Ltd. was purchased in January 2005; therefore, there is no income reflected in 2004.

Of the total consulting and other services income received during 2005, 34% was paid in the form of equity securities in companies, and the balance was paid in cash. Of such income received during 2004, 48% was paid in the form of equity securities, and the balance was paid in cash.

In the absence of readily available market values, our board of directors determines the fair value of the securities we receive in connection with our technology transfer transactions and strategic alliance agreements. In making its determination, the board of directors considers valuation appraisals provided by an independent valuation service provider.

Our income from operations can vary substantially, due to a variety of factors, therefore, current results may not be indicative of future performance.

Expenses. Total operating expenses for the year ended December 31, 2005 were $13.3 million consisting of acquisition of technology rights of $4.6 million, salaries and wages of $2.7 million, professional fees of $774,000, sales and marketing expenses of $2.6 million, and general and administrative expenses of $2.7 million. These expenses compared to the $5.7 million reported for the year ended December 31, 2004, consisting of acquisition of technology rights of $1.2 million, salaries and wages of $1.1 million, professional fees of $559,000, sales and marketing expenses of $1.1 million, and general and administrative expenses of $1.7 million. The 135% increase in total operating expenses was due primarily to an increased number of employees, increased costs of completing 14 sales of technology rights, commissions to outside service providers used strictly to generate strategic alliance agreements and related to our newly acquired businesses.

It is our intention to continue to grow our sales force by increasing the number of sales personnel in locations around the United States, Europe and Canada. The 148% increase in salaries and wages reflects an increase in the number of UTEK employees as well as $870,000 in salaries related to our newly acquired businesses. The 123% increase in sales and marketing expenses was due largely to higher commissions to outside service providers used strictly to generate strategic alliance agreements, a significant increase in the number of our sales personnel to expand our business, an increase in commissions to sales personnel due to an increased number of technology transfer transactions, increased travel-related expenses due to increased strategic alliances and approximately $543,000 in fees paid to outside research consultants for fulfillment of certain contracts of one of our newly acquired businesses. The 38% increase in professional fees relates to an increase in the cost of valuations due to an increase in the number of our portfolio companies, an increase in legal and accounting fees related to acquisitions and other projects, and other professional fees related to our newly acquired businesses. The 56% increase in general and administrative costs is largely due to the cost of additional outside services related to the listing of our shares of common stock on the London Stock Exchange’s AIM market, royalties, other general and administrative expenses related to our newly acquired businesses and an increase in costs related to the increase in the number of our employees.

The 300% increase in acquisition of technology rights expenses was due to completing 14 technology transfer transactions with an average cost of $329,000 in the year ended December 31, 2005, as compared to 11 transactions with an average cost of $105,000 for the year ended December 31, 2004. Of the total acquisition of technology rights expenses incurred during the year ended December 31, 2005, $215,000 was expended on research and development costs, $1.1 million was expended on license and consulting fees, and $3.3 million remained in our newly formed companies at the time they were sold to our portfolio companies. Such cash is generally utilized by the portfolio company for the continued research and development or commercialization of the technology transferred. Of the total acquisition of technology rights expenses incurred during the year ended December 31, 2004, $51,000 was expended on research and development costs, $753,000 was expended on license and consulting fees, and $348,000 remained in our newly formed companies at the time they were sold to our portfolio companies.

The following tables provide certain information relating to the acquisition of technology rights expenses we incurred in connection with our technology transfer transactions during the year ended December 31, 2005 and 2004, respectively. For additional information regarding each of these technology transfer transactions, see Note 2 to our consolidated audited financial statements included elsewhere in this prospectus.

Date of Technology Transfer Transaction	Name of Company Acquiring Our Newly Formed Company	Name of Newly Formed Company Used to Effectuate Technology Transfer	Dollar Amount of Expenses
01/10/2005	Xethanol Corp.	Superior Separation	$110,000
02/22/2005	Health Sciences Group, Inc.	Open Cell Biotechnologies, Inc.	265,000
03/31/2005	Swiss Medica, Inc.	Anti Depression Bihealth Solutions, Inc.	196,673
06/30/2005	Manakoa Services Company	Vigilant Network Communications	655,122
07/28/2005	eLinear, Inc.	Secure Voice Communications, Inc.	25,000
08/05/2005	Industrial Biotechnology Corp.	Advanced Bioscience, Inc.	350,174
08/18/2005	Xethanol Corporation	Xylose Technologies, Inc.	530,080
09/07/2005	Fuel FX International, Inc.	Emissions-Reductions Technologies, Inc.	351,722
09/15/2005	INSEQ Corp.	Separation & Recovery Technologies, Inc.	400,000
09/30/2005	Kwikpower International plc	Biodiesel Technologies, Inc.	490,799
10/03/2005	Trio Industries Group, Inc.	Kenaf Core Technologies, Inc.	350,000
10/12/2005	Fuel FX International, Inc.	Emissions Analysis, Inc.	175,000
11/17/2005	Trio Industries Group, Inc.	Cornboard Technologies, Inc.	425,000
12/13/2005	Advanced Refractive Technologies, Inc.	Optimetrix Technologies, Inc.	275,000

			$4,599,570

Date of Technology Transfer Transaction	Name of Company Acquiring Our Newly Formed Company	Name of Newly Formed Company Used to Effectuate Technology Transfer	Dollar Amount of Expenses
04/30/2004	Zkid Network Company	Web Safe Technologies, Inc.	50,000
06/25/2004	Xethanol Corporation	Advance Bioethanol Technologies, Inc.	200,000
08/02/2004	HydroFlo, Inc.	Arsenic Removal Technologies, Inc.	55,000
08/10/2004	Power3 medical Products, Inc.	Ice Technologies, Inc.	60,780
08/05/2004	Manakoa Services Company	Advanced Cyber Security, Inc.	200,000
09/30/2004	Xethanol Corporation	Ethanol Extraction Technologies, Inc.	55,000
10/25/2004	Health Sciences Group, Inc.	Polymann Technologies, Inc.	165,000
11/22/2004	Health Sciences Group, Inc.	Apple Peel Technologies, Inc.	165,000
12/17/2004	Bioflavorance Technology & Research, Inc.	Advanced Flowers & Fragrances, Inc.	130,372
12/17/2004	HydroFlo, Inc.	Safety Scan Technology, Inc.	70,000

			$1,151,152

Net Realized Gains (Losses). Net realized gains (losses) on investments, net of income tax effect, amounted to $(3.5 million) for the year ended December 31, 2005 and were related to sales of:

Company Name	Number Of Shares	Gain(Loss) On Sale net of income tax
Circle Group Holdings, Inc.	2,642,197	$1,340,949
E Med Future, Inc.	608,968	(161,387)
Telkonet, Inc.	20,668	37,317
Magic Media Networks, Inc.	477,096	(41,021)
eFoodSafety.com, Inc.	61,224	(2,355)
Full Circle Registry, Inc.	200,000	(99,784)
Hydroflo, Inc.	364,956	88,510
Silver Screen Studios, Inc.	47,615	(29,137)
Peak Entertainment, Inc	4,000	(7,056)
Swiss Medica, Inc.	200,000	8,683
Jenex Corporation	133,333	(8,099)
Group of zero value shares(1)	various	(4,585,599)

		$(3,458,979)

(1)	Upon approval from our board of directors, our management made the decision to sell these investments because such investments had been carried on our financial statements with a zero value for several quarters. Maintaining these investments was costly due to expenses we incurred in connection with our independent valuation service provider’s quarterly valuation of such investments and, in the opinion of management, the likelihood of the future appreciation in value of such investments was minimal. The following investments were included in the group of zero value shares above: Provision Operation Systems, Inc., Advanced Recycling Sciences, Inc., Graphco Holdings Corp., Nubar, Inc., Assuretec Holdings, Inc., Prime Pharmaceutical Corporation, Primapharm Funding Corporation, Silver Screen Studios, Inc., Mixed Entertainment, Inc., Hydrogen Technology Applications, Inc., Zkid Network Company, GreenWorks Corporation, and Xeminex, Ltd. For more information about each of these investments, see the schedule of investments included in our audited financial statements.

Net realized gains (losses) on investments, net of income tax effect, amounted to $1.6 million for the year ended December 31, 2004, and were related to sales of:

Company Name	Number Of Shares	Gain(Loss) On Sale net of income tax
Full Circle Registry, Inc.	188,500	$(85,395)
Circle Group Holdings, Inc.	684,932	1,618,707
Duraswitch Industries, Inc.	34,782	33,226
Innovative Medical Services, Inc.	35,560	(10,962)

		$1,555,576

Changes in Unrealized Appreciation or Depreciation. We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized. At December 31, 2005, approximately 59.4% of our net assets represented investments recorded at fair value. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Although many of the securities we hold in our portfolio are quoted on the OTC Bulletin Board or listed on the American Stock Exchange, our Board of Directors is required to determine the fair value of such securities if the validity of the market quotations appears to be questionable, or if the number of quotations is such as to indicate that there is a thin market in the security. The fair value of these securities is frequently less than the market quotations for such securities. Because there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the Board of Directors. In making its determination, our Board of Directors may consider valuation appraisals provided by independent valuation service providers. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The net unrealized depreciation of investments, net of taxes, was $333,176 for the year ended December 31, 2005, compared to net unrealized depreciation, net of taxes, of $238,214 for the year ended December 31, 2004. The net unrealized losses consisted of fluctuations in fair value resulting from the Board of Directors’ valuation of our assets for the year ended December 31, 2005 and 2004. During the year ended December 31, 2005, there were declines in fair value in Circle Group Holdings, Inc. of $3.4 million, Health Sciences Group, Inc. of $500,000, Manakoa Services Corp. of $1.3 million and INSEQ Corporation of $1.1 million. These declines were partially offset by gains in Industrial Biotechnology Corp. of $2.2 million, Trio Industries Group, Inc. of $600,000, as well as net unrealized appreciation of $4.1 million relating to the sale of and write off of certain investments in 2005. Most of the appreciation came from the sale of investments that had been valued at zero by our board of directors for several quarters. Maintaining such investments was costly due to expenses we incurred in connection with our independent valuation service provider’s quarterly valuation of such investments. Moreover, our management believed that the likelihood of future appreciation in the value of such investments was minimal. Because we had previously recorded the depreciated value of these investments as unrealized losses, we had to make an accounting entry to reverse the unrealized depreciation. This accounting entry resulted in an unrealized appreciation of $4.6 million relating to these investments.

Our other investments as a whole had net unrealized depreciation of $800,000 for the year ended December 31, 2005.

Our net realized and unrealized gains (losses) can vary substantially, due to a variety of factors; therefore, current results may not be indicative of our future performance.

Year Ended December 31, 2004 Compared To The Year Ended December 31, 2003

Income from operations. Income from operations increased 89% to $7.2 million for the year ended December 31, 2004, from $3.8 million for the year ended December 31, 2003. Approximately 84% and 77% of our income from operations (revenue) was received in the form of equity securities for the years ended December 31, 2004 and 2003, respectively. The increase in income from operations resulted from completing 11 sales of technology rights, as compared to 6 sales of technology rights in 2003.

In the year ended December 31, 2004, we completed 11 technology transfer transactions which generated $5.1 million in revenue and had acquisition of technology rights costs of $1.2 million as compared to 6 technology transfer transactions which generated $2.7 million in revenue and had acquisition of technology rights costs of $424,000 for the year ended December 31, 2003. The average revenue associated with technology transfer transactions was $466,000 in 2004, as compared to $450,000 in 2004.

Our Board of Directors determines the fair value of the shares we receive in the absence of readily available market values. In making its determination, the Board of Directors has considered valuation reports provided by an independent valuation service provider.

Consulting fees increased to $2.0 million in the year ended December 31, 2004, from $1.1 million in the year ended December 31, 2003. The increase in the amount of income derived from consulting fees resulted from working with an increased amount of strategic alliance agreements in 2004 as compared to 2003. Of the fees received during 2004, 48% were paid in the form of unregistered shares of common stock in companies; the balance was paid in cash. Of the fees received during 2003, 23% were paid in the form of unregistered shares of common stock in our clients; the balance was paid in cash.

Expenses. Total operating expenses for the year ended December 31, 2004, were $5.7 million consisting of acquisitions of technology rights of $1.2 million, salaries and wages of $1.1 million, professional fees of $559,000, sales and marketing expenses of $1.1 million, and general and administrative expenses of $1.7 million. These expenses compared to the $3.5 million reported for the year ended December 31, 2003, consisting of acquisition of technology rights of $423,000, salaries and wages of $746,000, professional fees of $735,000, sales and marketing expenses of $394,000, and general and administrative expenses of $1.2 million. The 61% increase in total operating expenses in 2004, was primarily due to greater technology transfer costs, increased marketing efforts not only for sales but also public and investor relations, increased investment banking fees, an increase in the number of employees and increases in their pay, the cost of an increased marketing effort and the increase in the base salary of our Chief Executive Officer. The 189% increase in sales and marketing expenses was largely due to an increase in sales personnel, as well as an increased marketing effort. Of the 45% increase in salaries and wages in 2004, 29% was attributable to an increase in the number of our employees and approximately 16% was attributable to an increase in compensation we paid our Chief Executive Officer. The 24% decrease in professional fees is largely due to the lowered costs of quarterly review fees by our registered public accounting firm as well as additional attorneys’ and other professional fees for work related to specific projects in early 2003, that were not repeated in 2004; which was offset slightly by an increase in the cost of quarterly valuation reports due to the increasing number of investments. The 43% increase in general and administrative costs is largely due to the increased efforts in public and investor relations and other outside services.

Net Realized Gains (Losses). Net realized gains on investments, net of income tax effect, amounted to $1.6 for the year ended December 31, 2004 and were related to sales of:

Company Name	Number of Shares	Gain(Loss) On Sale net of income tax
FullCircle Registry, Inc	188,500	$(85,395)
Circle Group Holdings, Inc.	684,932	1,618,707
Duraswitch Industries, Inc.	34,782	33,226
Innovative Medical Services, Inc.	35,560	(10,962)

		$1,555,576

Net realized losses on investments, net of income tax effect, amounted to $228,871 for the year ended December 31, 2003, and were related to sales of:

Company Name	Number of Shares	Gain(Loss) On Sale net of income tax
Advanced Recycling Sciences, Inc.	9,000	$(3,556)
FullCircle Registry, Inc	43,000	(116,302)
Circle Group Holdings, Inc.	98,250	45,455
Innovative Medical Services, Inc.	120,000	14,806
Clean Water Technologies, Inc	20,000	(335)
Centrex, Inc.	1,343,400	(160,284)
Sense Holdings, Inc.	228,089	(8,655)

		$(228,871)

Changes in Unrealized Appreciation or Depreciation. We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized. At December 31, 2004, approximately 60.5% of our net assets represented investments recorded at fair value. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Although many of the securities we hold in our portfolio are quoted on the OTC Bulletin Board or listed on the American Stock Exchange, our Board of Directors is required to determine the fair value of such securities if the validity of the market quotations appears to be questionable, or if the number of quotations is such as to indicate that there is a thin market in the security. The fair value of these securities is frequently less than the market quotations for such securities. Because there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the Board of Directors. In making its determination, our Board of Directors may consider valuation appraisals provided by independent valuation service providers. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The net unrealized depreciation of investments, net of taxes, was $238,000 for the year ended December 31, 2004, compared to net unrealized depreciation, net of taxes, of $476,000 for the year ended December 31, 2003. The net unrealized losses consisted of fluctuations in fair value resulting from the Board of Directors’ valuation of our assets for the years ended December 31, 2004 and 2003. There were declines in value in 2004 related to our investments in Graphco Holdings Corporation, Rosbon, Inc., Advanced Recycling Sciences, Inc., Voice and Wireless, Inc., FullCircle Registry, Inc., Stealth MediaLabs, Inc., Primapharm Funding Corporation, Prime Pharmaceutical Corporation, Sequiam Corporation, GloTech Industries, Inc. and E Med Future, Inc. However, the decline in value was partially offset by an increase in value in our investments in Circle Group Holdings, Inc., Duraswitch Industries, Inc., Clean Water Technologies, Inc. and Peak Entertainment Holdings, Inc.

Our most significant portfolio investment was in Circle Group Holdings, Inc. at December 31, 2004 with a fair value of approximately $6.8 million. The fair value of our investment in Circle Group increased by approximately $900,000 for the year ended December 31, 2004. There was a $440,000 increase in value due to warrants that we exercised for $180,000 with a value of $940,000; there was also an increase in the fair value per share from $1.41 at December 31, 2003 to $1.88 at December 31, 2004, which totaled $1.5 million. These increases were offset by the sale of 684,932 shares, which decreased the value by $1.0 million.

Our net realized and unrealized gains (losses) can vary substantially, due to a variety of factors; therefore, current results may or may not be indicative of our future performance.

Liquidity and Capital Resources

Net assets increased 35% to $60.1 million at March 31, 2006 from $44.4 million at December 31, 2005. This increase was primarily attributable to the completion of a registered offering of shares of our common stock totaling $9.0 million, net of offering costs, during the quarter ended March 31, 2006 and by our completion of six technology transfer transactions valued at $10.2 million.

Our primary source of liquidity and capital for the three months ended March 31, 2006 was from the completion of a registered offering of shares of our common stock, which was $9.0 million, net of offering costs, as well as $1.5 million in cash generated from the sale of shares in our portfolio companies. As of May 17, 2006, the net proceeds from our February 2006 registered offering were invested in interest-bearing deposits or other short-term investment instruments. We intend to use the net proceeds from such offering to effectuate technology transfer transactions, to fund additional research and development of licensed technologies and for working capital and general corporate purposes.

During the three months ended March 31, 2006, we loaned $241,000 to UTEK Real Estate Holdings, Inc. for real estate improvements to our future corporate offices located in Tampa, FL. We anticipate that we will invest an additional $500,000 in our portfolio company in order to complete the renovations and move into the new office space. We plan to move into the new offices before the end of the second quarter. We also paid $1,000,000 in cash and issued 82,919 shares of our common stock for the acquisition of 22nd Street of Ybor City, Inc., a wholly owned subsidiary of UTEK Real Estate Holdings, Inc.

Our income from operations consists primarily of the sale of technology rights and consulting income from strategic alliances for equity securities rather than cash. In the three months ended March 31, 2006, 90% of our income from operations was paid in the form of equity securities compared to 74% of our income from operations for the three months ended March 31, 2005. Our goal is to monetize the equity stakes we receive in consideration for the technology transfer transactions and our consulting services.

At March 31, 2006, we had cash and cash equivalents of $5.0 million. We also had investments in U.S. Treasuries and Certificates of Deposit (CDs) of $18.1 million. We typically invest our excess cash in U.S. Treasuries and CDs which normally have three month to one year maturities. These investments do not qualify as cash equivalents. We anticipate using our cash on hand to fund our technology transfer business in 2006. We had no debt outstanding at March 31, 2006. On March 30, 2006, we declared a dividend of $0.02 per share to stockholders of record as of April 28, 2006. The dividend was paid on May 19, 2006.

Recent Developments

Subsequent to March 31, 2006, we completed 11 technology transfer transactions in which we received unregistered shares of stock of the entity acquiring our newly formed companies. The shares acquired by us in these transactions were acquired in tax-free stock-for-stock exchanges and are restricted and may only be resold by us pursuant to the requirements of the Securities Act of 1933. The revenue associated with the shares received will be determined based upon valuations in accordance with our valuation policy as of the closing date of each transaction.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our most critical accounting policy relates to the valuation of our investments.

Valuation Methodology

Pursuant to the requirements of the 1940 Act, our Board of Directors is responsible for determining in good faith the fair value of our investments for which market quotations are not readily available. Although the securities of many of our portfolio companies are quoted on the OTC Bulletin Board or listed on the American Stock Exchange, our Board of Directors is required to determine the fair value of such securities if the validity of the market quotations appears to be questionable, or if the number of quotations is such as to indicate that there is a thin or illiquid market in the security.

We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation process is intended to provide a consistent basis for determining the fair value of the portfolio. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where realization of an equity security is doubtful. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value.

Our equity interests in portfolio companies for which there is no liquid public market are valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our valuation. The determined values are generally discounted to account for restrictions on resale and minority ownership positions.

The value of our equity interests in public companies for which market quotations are readily available is based on the public market price on the balance sheet date. Securities that carry certain restrictions on resale are typically valued at a discount from the public market value of the security.

Sale of Technology Rights

We recognize revenue from the sale of technology rights upon the exchange of the shares of our newly formed companies with companies (which companies then become our portfolio companies). We record revenue based on the fair value of the consideration received, as determined by the Board of Directors. In most cases, the consideration received for the rights is unregistered shares of common stock of the portfolio company. The common stock received is recorded as an investment at fair value as determined by the Board of Directors.

Consulting and Other Services

In addition to technology transfer transactions, we offer strategic alliance consulting services. Strategic alliance services are performed pursuant to service agreements (usually one year in length) in which we provide consulting services by identifying and evaluating technology acquisition opportunities in exchange for unregistered shares of the company or cash. These agreements are typically cancelable with 30 days notice.

Revenue from strategic alliance agreements in which unregistered shares of common stock are received before they are earned are deferred and recognized over the term of each agreement. For strategic alliance agreements in which the stock is received ratably over the agreement, revenue is recognized as earned. The common stock received as payment is recorded as an investment at fair value as determined by the Board of Directors. In some cases we are paid a fee in connection with a technology transfer transaction. In these instances, revenue is recognized upon consummation of the transaction.

Net Realized Gains/Losses and Net Change in Unrealized Appreciation/Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the original cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Acquisition of Technology Rights

The expenses we incur in connection with our technology transfer transactions are recorded as a separate line item expense in our statements of operations under the caption “acquisition of technology rights.”

Stock Compensation

Effective January 1, 2006, we adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123(R), “Share-Based Payment.” Prior to the adoption of SFAS 123(R), we accounted for stock option grants using the intrinsic value method prescribed in APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and accordingly, recognized no compensation expense for stock option grants.

As a result of adopting SFAS 123(R), our income from operations before taxes, net increase in net assets and basic earnings per share for the three month period ended March 31, 2006 were $80,810, $50,401, and $0.01 lower, respectively, than if we had continued to account for stock-based compensation under APB Opinion No. 25 for our stock option grants. Our diluted earnings per share for the quarter ended March 31, 2006 did not change.

The impact on operating results and per share information had we accounted for stock-based compensation in accordance with SFAS 123(R) for the three month period ended March 31, 2005 would have been immaterial. Prior periods were not restated to reflect the impact of adopting the new standard, and there is no cumulative effect.

We use the Black-Scholes option pricing model to estimate the fair value of stock-based awards on the date of grant, using assumptions for volatility, expected term, risk-free interest rate and dividend yield. We have used one grouping for the assumptions as our option grants are primarily basic with similar characteristics. The expected term of options granted has been derived based upon our history of actual exercise behavior and represents the period of time that options granted are expected to be outstanding. Historical data was also used to estimate option exercises and employee terminations. Estimated volatility is based upon our historical market price at consistent points in a period equal to the expected life of the options. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant and the dividend yield is zero.

Quantitative and Qualitative Disclosure About Market Risk

Market risk is the risk of loss arising from adverse changes in market rates and prices. We are primarily exposed to equity price risk and foreign exchange risk. The following is a discussion of our equity market risk and foreign exchange risk.

Equity price risk arises from exposure to securities that represent an ownership interest in our portfolio companies. The value of our equity securities and our other investments are based on quoted market prices or our Board of Directors’ good faith determination of their fair value (which is based, in part, on quoted market prices). Market prices of common equity securities, in general, are subject to fluctuations, which could cause the amount to be realized upon sale or exercise of the instruments to differ significantly from the current reported value. The fluctuations may result from perceived changes in the underlying economic characteristics of our portfolio companies, the relative price of alternative investments, general market conditions and supply and demand imbalances for a particular security.

We are also subject to risk from changes in foreign exchange rates with respect to our subsidiaries that use a foreign currency as their functional currency. Such changes could result in cumulative translation gains or losses that are included in our net assets. Revenue from foreign subsidiaries as a percentage of total revenue was 5% for the three months ended March 31, 2006. Our foreign subsidiaries are based in the United Kingdom and Israel. Exchange rate fluctuations between the U.S. dollar and the currencies of these countries result in positive or negative fluctuations in the amounts relating to foreign operations reported in our consolidated financial statements. We generally do not use foreign currency options and forward contracts to hedge against the earnings effect of such fluctuations. While we do not expect to incur material losses as a result of this currency risk, there can be no assurance that losses will not result.

BUSINESS

Overview

We are a market-driven technology transfer business that assists companies in identifying and acquiring technologies. Technology transfer refers to the process by which new technologies, developed in universities, government research facilities, or similar research settings, are licensed to companies for commercial development and use. Our goal is to provide our companies an opportunity to acquire and commercialize innovative technologies primarily developed by universities, medical centers and federal research laboratories.

Our technology transfer transactions generally involve three steps:

•	First, we seek to enter into a strategic alliance agreement with companies to learn about their technology needs and identify new discoveries that they want to acquire.

•	Second, we form and capitalize a new company to acquire the identified technology from a university, medical center or federal research laboratory.

•	Third, companies acquire the identified technology from us in a tax-free stock for stock exchange of shares of our newly formed entity for shares of the company.

We call this unique technology transfer process U2B®.

Our investment objective is to increase our net assets by effectuating technology transfer transactions with companies pursuant to which we receive the securities of, or cash from, such companies in exchange for new technologies.

As of March 31, 2006, we had investments of approximately $58.7 million at value, including securities in over 50 portfolio companies. We have transferred a diverse number of technologies to these and other companies ranging from a method to remove water-soluble forms of arsenic from water to a method to facilitate cost effective production of ethanol from waste biomass for fuel additives. During the three months ended March 31, 2006, we have completed six technology-transfer transactions in which we received equity securities of approximately $10.2 million at fair value and entered into four strategic alliance agreements in which we received equity securities of approximately $330,000 at fair value. During 2005, we completed 14 technology-transfer transactions for which we received equity securities of approximately $18.1 million at fair value and entered into 34 strategic alliance agreements for which we received equity securities of approximately $1.6 million at fair value.

We also provide our companies with a full range of complementary technology transfer-related services and products, including the provision of technical and business expertise to help companies identify, assess, protect and leverage intellectual property assets to enhance market leadership and profitability.

We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act.

We do not have a registered investment adviser and our management, under the supervision of our board of directors, makes our investment and management decisions. Our investment objective and strategies may change at any time and from time to time without stockholder approval.

Corporate History and Information

We were formed in 1997 by our management to facilitate the transfer of new technologies developed by universities and other research institutions to commercial enterprises.

Our executive offices are located at 2109 Palm Avenue, Tampa, Florida 33605 and our telephone number is (813) 754-4330. We also have offices in Pennsylvania, California, Israel and the United Kingdom.

Our Internet address is www.utekcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

We conduct some of our activities through our wholly owned subsidiaries. As of July 18, 2006, we had three wholly owned subsidiaries, UTEK Europe, Ltd., UTEKip, Ltd. and UTEK–EKMS, Inc.

Business Strategies

Our strategy to achieve our investment objective includes the following key elements:

Develop relationships with companies through our strategic alliance program. designed to help companies enhance their new product pipeline through the acquisition of proprietary new technologies primarily from universities, medical centers and federal research laboratories. This program usually includes performing the following activities:

•	Constructing a technology acquisition or disposition profile that is approved by the company.

•	When appropriate, reviewing new technology acquisition opportunities from leading universities, medical centers and federal research laboratories and other sources that potentially meet this profile.

•	When a company has expressed an interest in learning more about a specific technology acquisition opportunity, we will acquire additional information about the technology and share it with the company.

•	At the company’s request, we will negotiate licenses to acquire technologies.

•	When both the company and we agree to move forward to acquire a specific technology, we seek to use our U2B® process to acquire and transfer the technology. Alternatively, with our consent, the company may acquire our introduced technology directly from the research institutions.

We normally receive unregistered shares of common stock from companies as payment for the services we render under our strategic alliance consulting engagements. We may also receive cash payments as compensation for our services. In addition, some companies engage us to license their existing proprietary technologies to other companies. All of our technology transfer transactions are completed pursuant to our strategic alliance agreements with companies.

Execute technology transfer transactions through our unique U2B® process. To effectuate a technology transfer transaction, we will typically create a newly formed company to acquire a new technology from a university, medical center or federal research laboratory and then exchange the securities of such newly formed company for securities in the company that acquires such newly formed company and the technology held by such newly formed company. We call this unique technology transfer process U2B®. It is our plan that the shares we receive in these exchanges will, in the course of our business, be sold for cash or other assets. We seek to execute technology transfer transactions using our U2B® process with publicly traded portfolio companies whenever possible, as this provides us with the potential for added liquidity.

A benefit of effectuating technology transfer transactions through our U2B® process is that such transactions do not result in a current taxable event for us for income tax purposes. We have not acquired, and do not currently intend to acquire, a new technology from a university, medical center and federal research laboratory in connection with our U2B® process without the agreement of a company to immediately acquire such new technology from us.

Continue to build strong relationships with research institutions. We have developed relationships with universities and research centers primarily in the United States and, to a lesser extent, in Canada, Europe, Russia, Ukraine, Japan and Chile. In addition, we have entered into agreements with universities and research centers in order to provide us early access to new technologies.

The general terms and provisions of our agreements with universities, medical centers and federal research laboratories may include the following:

•	The research institution may have us review and evaluate the commercial potential of certain new technologies developed at the research institution.

•	The research institution may grant us license or option agreements which will give us the exclusive rights to license specific technology, provided mutually agreeable terms are reached, for a specific period of time.

•	The term of the agreement may be three to five years, or ongoing, but may be terminated by either party on 30 to 60 days written notice.

•	The research institution may, upon our request, file patents to protect technologies that we wish to have protected, prior to our license and transfer.

Provide strategic services and products to companies and research institutions. We seek to provide companies and research institutions with a full range of complementary technology transfer-related services and products including the following:

•	TechEx.com Website—Used by technology transfer and research professionals to efficiently exchange biomedical licensing opportunities and innovations available for partnering. This exchange was developed by Yale University.

•	KnowledgeExpress.com Website—Used by technology transfer, intellectual property, licensing and business development professionals in universities, corporations and government agencies for access to a comprehensive information platform combining business development and technology resources with expert search and report generation.

•	Uventures.com Website—An innovative Internet-based exchange primarily used for the marketing of physical science technologies developed at universities and research organizations.

•	Pharma-Transfer.com Website—Tracks the research and development efforts of leading universities, research institutions and life science companies in order to locate and deliver advanced technology acquisition opportunities to corporate subscribers in the pharmaceutical industry.

•	Strategic Intellectual Property Management Team—Provides technical and business expertise to help companies identify, assess, protect and leverage intellectual property assets to enhance market leadership and profitability.

•	U2B® Intellectual Property Management Software—A comprehensive, flexible and easy to use product designed to help universities and research centers manage all types of intellectual property.

Pursue complementary acquisitions. Many of the products and services we offer to companies and research institutions were acquired by us through strategic acquisitions. We may seek to make additional acquisitions of technology transfer-related businesses in the future. In considering whether to purchase a technology transfer-related company, we evaluate a number of factors including reputation in the industry, the ability to assist our existing business units, quality of service provided, purchase price, strength of ties and relationships with client-companies, universities and research centers, the extent of intellectual property rights to significant technologies, and amount of equity ownership in portfolio companies which possess significant opportunity for growth.

Leverage the experience and relationships of our management team. We intend to take advantage of our experience in the field of technology transfer to maximize the return on our investments in portfolio companies. We have assembled a management team with extensive experience in the field of technology transfer. Our management team has experience in negotiating, structuring and consummating technology transfer transactions.

Our Chairman and Chief Executive Officer, Clifford M. Gross, has approximately eight years of experience in the technology transfer business and has executed numerous technology transfer transactions.

In addition, we intend to capitalize on relationships that members of our management have developed with research institutions and companies. The primary source of new technology transfer opportunities to date have been from our management’s contacts with research institutions and companies. We believe that the ability of our management to maintain and develop relationships with research institutions and companies is a key factor in our ability to identify new potential investment opportunities.

Our Investments

Investment Model

Our investments generally follow a specific series of steps, which our management believes provide the greatest opportunity for long-term appreciation. As our investments are designed to bring and develop technologies from their inception at universities and other research institutions to private businesses. Using our U2B® process, we create a new company to acquire new technologies and exchange the securities of such newly formed company for securities in companies that acquire them. We will generally acquire a new technology from a university, medical center and federal research laboratory only after another company has agreed to immediately acquire such new technology from us in connection with our U2B® process. The sale of our newly formed companies to other companies in connection with our U2B® process results in a federal tax-free exchange for us. The following is a list of the steps that we generally take when we make an investment in a portfolio company using our U2B® process:

•	Form a new company to acquire a new technology.

•	Advise and assist the newly formed company in completing the technology transfer with the research institution and acquiring the license to the technology.

•	Complete the sale of the newly formed company and receive stock or cash compensation from the company for the sale of the stock we hold in the newly formed company.

In addition to holding a license to a new technology, our newly formed companies may also hold cash and other assets. Such cash may be utilized for the continued research and development or commercialization of the technology transferred. The companies with which we engage in such transactions frequently have little or no prior operating history. We seek to limit the downside potential of investing in such companies by, among other things, requiring that such companies pay us a significant premium over our cost for the new technologies they acquire from us in connection with our U2B® process. We also may make additional investments in our portfolio companies to fund continued research and development of the technologies acquired by the portfolio companies in connection with our U2B® process. Subsequent to the completion of such process, we will seek to sell over time any securities received from the portfolio company as payment for the newly formed company.

Investment Selection

We invest in companies that our management believes are positioned to benefit from the acquisition of new technology. Prior to our committing funds to an investment opportunity, our management and, to the extent it is deemed to be advisable by our management, our Scientific Advisory Council will review the prospects and risks of the potential technology and/or investment. For more information about our Scientific Advisory Council, see “Business—Scientific Advisory Council.”

When we assist a company in evaluating a new technology, we review the technology to make sure that it meets some or all of the following criteria:

•	the technology should represent a significant advance over existing technologies;

•	there should be an existing global market for the technology once it is commercialized;

•	the technology should be socially responsible (i.e., not intended for destructive or harmful purposes); and

•	there should be a customer readily available for the technology.

In addition, we consider some or all of the following additional matters in connection with our decision to make an investment:

•	industry trends;

•	financial requirements to adequately commercialize the technology;

•	competition; and

•	the operating record and quality of the entrepreneurial group associated with a prospective investment.

If, in our management’s view, a technology meets some or all of the criteria discussed above, then we will commence negotiations with the technology developer to arrange for a license of the technology. Normally, we seek to acquire on behalf of our portfolio companies a worldwide exclusive license for the field of use. These licenses usually have an upfront fee, royalty provision, and minimum annual royalties. Pursuant to the terms of these license agreements, all rights to royalties remain with the university or research institute that grants the license. The term for most agreements is for the life of the technology underlying the license. Our management will review license agreements and advise companies as to license terms and requirements.

Portfolio

As of March 31, 2006, we had investments of approximately $58.7 million at value, including securities in over 50 portfolio companies. We have transferred a diverse number of technologies to these companies ranging from a method to remove water-soluble forms of arsenic from water to a method to facilitate cost effective production of ethanol from waste biomass for full additives. Our transactions to date have been primarily with thinly traded public companies and private companies. As of March 31, 2006, all of the securities that we have received in connection with our U2B® process are subject to legal restrictions on resale or are otherwise less liquid than public companies which have actively traded securities. As a result, our ability to sell or otherwise transfer the securities we hold is limited. For more information about our portfolio companies, see “Portfolio Companies.”

Scientific Advisory Council

The principal purpose of our Scientific Advisory Council is to assist our management in the evaluation of new technologies. As of March 31, 2006, our Scientific Advisory Council consisted of the following members:

Name	Title	Expertise
Albert J. Anthony, D.M.D.	Dentist, Retired	Dentistry and dental equipment

Regis J. Bates, Jr.	President, TC International Consulting, Inc.	Telecommunications and information systems

Jeffrey Bleil, Ph.D.	Chief Technology Officer and Executive Director of the Science Advisory Council of UTEK Corporation	Cell and developmental biology

A. Peter Blicher, Ph.D.	Independent Consultant in Computer Vision	Computer vision with emphasis on face recognition and biometrics

Sir Tom L. Blundell, Ph.D., FRS	Professor and Head of the Department of Biochemistry at the University of Cambridge	Biomedicine, crystallography, structural biology, bioinformatics and environmental pollution

Name	Title	Expertise
Lawrence Bodenstein, M.D., Ph.D.	Pediatric Surgeon, Children’s Hospital of New York-Presbyterian; Faculty Member of Columbia University	Pediatric surgery, modeling of morphogenesis and cell patterning

Alain M. Boudet, Ph.D.	Professor, University of Paul Sabatier	Cell and molecular plant biology

Russell Brantman, Ph.D.	Engineering Technology Consultant	Mechanical engineering; systems engineering; vehicle safety systems; crash simulations

Stuart Brooks, M.D.	Professor, University of South Florida	Board Liaison for the Science Advisory Council

Marcel J. Crochet, Ph.D.	Recteur, Université Catholique de Louvain Louvain-la-Nueve, Belgium	Fluid mechanics

Tzann T. Fang, M.D.	Physician, Bakersfield Hematology & Medical Oncology	Medical oncology, hematology, internal medicine

S. Anders Flodström, Ph.D.	President, Kungl Tekniska Högskolan Royal Institute of Technology, Stockholm, Sweden	Solid state and semiconductor physics

Glenn Goldstein, M.D.	Medical Director of Luftansa Airlines	Physiatry, rehabilitation medicine, aviation medicine

Hector J. Gomez, M.D., Ph.D.	Chairman of the Board of Directors, DNAprint Genomics	Pharmacology, drug development, pharmacogenomics,

Ralph S. Greco, M.D.	Head of Surgery—Stanford University Medical School	Endocrine and gastrointestinal surgery

Leslie Greengard, M.D., Ph.D.	Professor Mathematics at the Courant Institute, New York University	Mathematical biology, computational chemistry, applied and computational mathematics and partial differential equations

Said I. Hakky, M.D.	Staff Urologist, Bay Pines V.A. Center; Asst. Professor of Urology, University of South Florida	Urology

Jui-Sung Hung, M.D., F.A.C.C.	Professor, China Medical College Hospital	Cardiology

Walter Kohn, Ph.D.	Nobel laureate; Professor, University of California at Santa Barbara	Chemistry

Gerald Krueger, Ph.D., CPE	Principal Scientist/Ergonomist	Human performance enhancement, human systems design.

Yun-Fan Liaw, M.D.	Professor of Medicine, Chang Gung Medical College	Gastroenterology, hepatology.

Name	Title	Expertise
Gary S. Margules, Sc.D.	Assistant Provost for Technology Transfer & Industry Research, University of Miami, Florida	Engineering science, medical devices, biomedical science, heath care industry

Vince Mazzeo, M.D.	Radiologist, Boca Raton Community Hospital	Medical imaging, radiology

Sharrell L. Mikesell, Ph.D.	Executive Director, Ohio Polymer Strategy Council	Polymer sciences

O. Norman Nesheim, Ph.D.	Professor, University of Florida	Pesticide regulation and safety management, food and water safety

George R. Newkome, Ph.D.	Vice President for Research & Dean, Graduate School, University of Akron	Organic chemistry and polymer chemistry

Peter Normington	President, Consultar, Inc.	Semiconductor equipment and manufacturing

Dennis R. Pape, Ph.D.	President, AlphaLaunch	Optics, photonics, optical networks, acoustics and electronics

Penio S. Penev, Ph.D.	Research Staff Member, NEC Laboratories, Princeton, New Jersey	Biometrics, optical imaging, computerized facial recognition

Caroline Popper, M.D., MPH	Independent Consultant	Biotechnology and business development

Fritz B. Prinz, Ph.D.	Chairman, Mechanical Engineering Department at Stanford University; Rodney H. Adams Professor in the Departments of Mechanical Engineering, Materials Science and Engineering	Mechanical engineering

Charles Proctor, Ph.D., P.E.	Owner, Proctor Engineering Research & Consulting	Orthopedic implants and devices

Peter Reischl, Ph.D.	Professor, San Jose State University	Electrical engineering, power electronics and controls high frequency energy conversion

Philip Ross	CEO and Director, Cordless Group, UK	Communications technologies and cordless applications

Brian B. Schwartz, Ph.D.	Professor, City University of New York	Physics and material science

Victor Silva, M.D.	Spartan Securities Group	Hemato-Pathology, Pathology and Blood Banking

Eugene Starr, Ph.D.	Immunological Diagnostics Consultant	Microbiology, immunology, diagnostics

Ian Wells	Independent Consultant	Engineering physics

Michael Zaworotko, Ph.D.	Professor, University of South Florida	Nanotechnology, crystal engineering, x-ray crystallography

Financial Information About Financial Segments

See Note 10 “Segment Reporting” to our audited consolidated financial statements included elsewhere in this prospectus for information about our reportable segments.

Employees

As of July 18, 2006, we had 46 employees. We believe our relations with our employees are good.

Competition

The technology transfer business is highly competitive. We expect that if our investment model proves to be successful, our current competitors in the technology transfer market may duplicate our strategy, and new competitors may enter the market. We compete against other technology transfer companies, some of which are much larger and have significantly greater financial resources than we do. In addition, these companies will be competing with our portfolio companies to acquire technologies from universities and government research laboratories. We also compete against large companies that seek to license university-developed technologies for themselves. We cannot assure you that we will be able to successfully compete against these competitors in the acquisition of technology licenses, funding of technology development or marketing to potential portfolio companies.

Properties

Our principal offices are located at 2109 Palm Avenue, Tampa, Florida. We lease our principal offices from our wholly owned portfolio company, UTEK Real Estate Holdings, Inc. We also lease office space in Pennsylvania, Israel and the United Kingdom.

Legal Proceedings

We are a party from time to time to certain legal proceedings incidental to the normal course of our business. At this time, we are not a party to any material legal proceedings.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the fiscal year ended December 31, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities. Pender Newkirk & Company’s report on the senior securities table, as of December 31, 2005, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Line of Credit

2000	$39,975	$212,507	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006 (as of March 31, unaudited)	—	—	—	N/A

Note Payable

2000	$—	$—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	847,890	14,153	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006 (as of March 31, unaudited)	—	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable because senior securities are not registered for public trading.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2006 regarding each portfolio company in which we had an investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

Name and Address of Portfolio Company	Nature of Its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Original Cost Basis		Fair Value of Investment(1)
AdAl Group, Inc. Billhurst Studio Lingfield Common Road Lingfield Surrey, RH7 6B7 UK	Aluminum extruded products manufacturer	Common Stock	<1%		$72,912		$19,600

Advanced Refractive Technologies, Inc. 1062 Calle Negocio, Suite D San Clemente, CA 93673	Medical device technology with ophthalmolic applications	Common Stock Preferred B Stock Preferred C Stock	2.7% 100% 100%	$ $ $	81,996 1,032,675 2,066,063	$ $ $	19,167 994,755 1,894,599

Advanced 3-D Ultrasound 3900 31st St. N. St. Petersburg, FL 33714	Energy saving technologies	Common Stock	<1%		$71,256		$38,638

Amazing Technologies Corp. 23 Corporate Plaza, Suite 200 Newport Beach, CA 92660	Web services supplier and integrator	Common Stock	<1%		$77,544		$74,429

American Soil Technologies, Inc. 1224 Montaguest Pacoima, CA 91331	Fertilizer innovation	Common Stock Preferred Stock	1.3% 100%	$ $	75,996 1,571,691	$ $	58,286 1,488,333

BP International, Inc. 510 W. Arizona Ave. Deland, FL 32720	Shade structures	Common Stock	1.2%		$78,852		$92,400

Broadcast International, Inc. 7050 Union Park Ave. Salt Lake City, UT 84047	Telecommunications	Common Stock	1.8%		$1,223,592		$1,437,166

Circle Group Holdings, Inc. 1011 Campus Drive Mundelein, IL 60060	Small business holding company	Common Stock	<1%		$264,187		$399,243

Clean Water Technologies, Inc. 2716 St. Andrews Blvd., Suite 200 Tarpon Springs, FL 34688	Environmental services	Common Stock	13.2%		$568,006		$41,547

E Med Future, Inc. 794 Morrison Road, Suite A Columbus, OH 43230	Needle destruction device	Common Stock	1.9%		$357,767		$22,951

eFoodSafety.com Inc. 19125 N. Indian Ave. North Palm Springs, CA 92258-0490	Safety of fruit, vegetables, poultry, beef and seafood	Common Stock	<1%		$20,863		$16,530

Name and Address of Portfolio Company	Nature of Its Principal Business	Title of Securities Held by Us	Percentage of Class Held		Original Cost Basis		Fair Value of Investment(1)

eLinear, Inc. 2901 Sam Houston Parkway, Suite E300 Houston, TX 77043	Technology solutions provider of security	Common Stock	1%			$190,763		$60,084

Fortress America Acquisition Corp. 3 Bethesda Metro Center Bethesda, MD 20814	Special purpose acquisition corp.	Common Stock	<1%			$240,000		$280,000

Fuel FX International, Inc. 12730 High Bluff Dr., Suite 260 San Diego, California 92130	Proprietary products focused on reducing environmental emissions	Common Stock Preferred B Stock	16.5 100	% %	$ $	1,980,142 2,100,000	$ $	1,980,143 2,100,000

Harborlight Diversified Fund, LP 5002 W. Waters Ave. Tampa, FL 33634	Diversified mutual and hedge funds	Common Stock		(4)		$250,000		$271,461

Health Sciences Group, Inc. Howard Hughes Center 6080 Center Drive, 6th Floor Los Angeles, CA 90045	Nutraceutical and pharmaceutical products	Common Stock	11.8%			$1,685,189		$624,741

Hybrid Fuel Systems, Inc. 12409 Telecom Drive Tampa, FL 33637	Patented natural gas/diesel dual fuel technology	Common Stock	<1%			$39,145		$28,220

HydroFlo, Inc. 3721 Junction Blvd. Raleigh, NC 27603	Business development company	Common Stock	3.0%			$141,581		$161,664

Industrial Biotechnology Corp. 2033 Main St., Suite 400 Sarasota, FL 34237	Manufactures and markets flavors and fragrances	Common Stock	19.2%			$2,222,064		$3,490,400

Inseq Corp. 111 Howard Blvd., Suite 108 Mount Arlington, NJ 07856	Waste minimalization	Common Stock	12.4%			$2,434,783		$454,765

Intra-Asia Entertainment Corp. 1111 Corporate Center Road Monterey Park, CA 91754	Digital television entertainment	Common Stock	1.1%			$1,607,494		$115,302

INyX, Inc. 825 Third Ave. 40th Floor New York, NY 10022	Aerosol drug delivery	Common Stock	<1%			$19,813		$67,198

Israel Technology Acquisition Corp. 23 Karlibach St. Tel Aviv 67132 Israel	Special purpose acquisition corp.	Common Stock	1.7%			$300,000		$265,500

Klegg Electronics, Inc. 6320 McCleand Drive Suite 3 Las Vegas, NV 89120	Manufacturer and distributor of consumer electronics	Common Stock	<1%			$84,996		$81,600

Name and Address of Portfolio Company	Nature of Its Principal Business	Title of Securities Held by Us	Percentage of Class Held		Original Cost Basis		Fair Value of Investment(1)

KP Renewables plc UK Representative Office 566 Chiswick High St. Chiswick Park Building Three Suite 100 Chiswick W4 5YA	Renewable energy	Common Stock Convertible Debenture	<1	% (3)	$ $	94,500 1,884,920	$ $	38,500 1,527,777

Maelor PLC Cae Gwilyn Road Newbridge, Wrexham LL14 3JG United Kingdom	Products for niche healthcare applications	Common Stock	<1%			$24,147		$18,506

Magic Media Networks, Inc. 530 N. Federal HWY Ft. Lauderdale, FL 33301	Digital display monitor networks	Common Stock	<1%			$7,831		$18,334

Manakoa Services Company 7203 W Deschutes Ave., Suite B Kennewick, WA 99336	Compliance analysis and monitoring	Common Stock	17.2%			$2,258,837		$504,739

Material Technologies, Inc. 11661 San Vicente Blvd., Suite 707 Los Angeles, CA 90049	Metal fatigue detection	Common Stock	<1%			$78,672		$5,539

Metamorphix Global 1185 Avenue of the Americas 20th Floor New York, NY 10036	Design and Manufacture of Countertops	Common Stock		(4)		$120,000		$120,000

Modern Technology Corporation 1420 N. Lamar Blvd. Oxford, MS 38655	Technology development and acquisition company	Common Stock	1.4%			$82,152		$12,750

Myrmidon Biomaterials 206 S. Fifth Ave., Suite 250 Ann Arbor, MI 48104	Biomaterial tendon replacement	Common Stock	10%			$0		$0

New Life Scientific, Inc. 4400 Route 95, Suite 1000 Freehold, NJ 02728	Pharmaceutical biotechnologies	Common Stock	<1%			$81,816		$10,286

NutraCea International Corporation 1261 Hawks Flight Court El Dorado Hills, CA 95762	Rice bran nutrient research and development	Common Stock	<1%			$147,265		$308,896

Pacific Biometrics, Inc. 220 West Harrsion Street Seattle, WA 98119	Specialty central laboratory services	Common Stock	<1%			$59,356		$91,885

Power3 Medical Products, Inc. 44050 Ashburn Plaza, Suite 195 Ashburn, VA 20147	Healthcare products	Common Stock	<1%			$223,984		$44,207

Preservation Sciences, Inc. 2440 30th Ave. North St. Petersberg, FL 33713	Industrial coatings	Common Stock	1.4%			$0		$27,865

Quest Minerals & Mining Corp. 470 Burning Fork Pikeville, KY 41502	Coal and mineral mining	Common Stock	1.3%			$81,228		$88,000

Name and Address of Portfolio Company	Nature of Its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Original Cost Basis	Fair Value of Investment(1)

Rival Technologies, Inc. 200, 100 Park Royal West Vancouver, BC V7T 1 Canada	Diesel engine technologies	Common Stock	<1%	$82,104	$40,800

Sequiam Corporation 300 Sunport Lane Orlando, FL 32809	Biological authentication and biometrics technologies	Common Stock	<1%	$21,572	$21,250
Shumate Industries. 12060 FM 3083 Conrae, TX 77301	Energy field service applications	Common Stock	1.1%	$78,852	$120,002

Stealth MediaLabs, Inc. 11475 Commercial Ave. Richmond, IL 60071	Software products	Common Stock	13.6%	$1,708,000	$0

Swiss Medica, Inc. 53 Yonge Street, 3rd Floor Toronto, Ontario M5E1J73 Canada	Bioscience products	Common Stock	1.8%	$335,793	$198,000

TenthGate, Inc. 44050 Ashburn Plaza, Suite 195 Ashburn, VA 20147	Healthcare related products and services	Common Stock	3.8%	$0	$0

Trio Industries Group, Inc. 6750 Hillcreast Plaza Dr., Suite 313 Dallas, TX 75230	Protective powder coated wood components	Common Stock	9.5%	$6,433,960	$9,865,822

UBA Technology, Inc. 101 Convention Center Drive Suite 700 Las Vegas, NV 89109	Software development	Common Stock	10%	$74,401	$62,000

U.S. Wireless Online, Inc. 500 West Jefferson St., Suite 2350 Louisville, KY 40202	Wireless broadband networks	Common Stock	1.0%	$66,000	$30,000

UTEK Real Estate Holdings, Inc. 202 S. Wheeler St., Suite 201 Plant City, FL 33563	Real estate development	Common Stock	(2)	$4,126,573	$3,970,085

Veridium Corporation One Jasper Street Paterson, NJ 07522	Environmental services business	Common Stock	<1%	$69,032	$8,570

Vitacube Systems Holding, Inc. 480 South Holly Street Denver, CO 80246	Specialty nutraceuticals	Common Stock	<1%	$84,852	$55,954

WebSky, Inc. 921 Front Street San Francisco, CA 94111	Wireless broadband services	Common Stock	(4)	$897,750	$910,710

Xethanol Corporation 1185 Ave. of the Americas, 20th Floor New York, NY 10036	Bioethanold products	Common Stock	6.5%	$3,095,575	$5,898,263

Name and Address of Portfolio Company	Nature of Its Principal Business	Title of Securities Held by Us	Percentage of Class Held	Original Cost Basis	Fair Value of Investment(1)

5 G Wireless Communications, Inc. 4136 Del Ray Ave. Marina Del Ray, CA 90292	Broadband Wireless	Common Stock	<1%	$78,851	$56,327

				$43,157,393	$40,633,789

(1)	The value of all securities for which there is no readily available market value is determined in good faith by our board of directors. In making its determination, our board of directors has considered valuation appraisals provided by an independent valuation service provider.
(2)	At March 31, 2006, we owned 100% of UTEK Real Estate Holdings, Inc., which had four subsidiaries: Rosbon LLC, ABM of Tampa Bay, Inc., 22nd Street of Ybor City, Inc. and Ybor City Group, Inc. At March 31, 2006, UTEK Real Estate Holdings, Inc. owned 150, or 15%, of the equity interests outstanding of Rosbon LLC and all of the outstanding shares of capital stock ABM of Tampa Bay, Inc., 22nd Street of Ybor City, Inc. and Ybor City Group, Inc.
(3)	Investment consists of a £1.25 million convertible debenture ($2,174,125 at December 31, 2005). We have recognized the value of the investment based upon the fair value of the 1,984,626 common shares underlying the convertible debenture.
(4)	Information not available.

DETERMINATION OF NET ASSET VALUE

Quarterly Net Asset Value Determinations

We determine the net asset value per share of our common stock quarterly. We disclose these net asset values in the periodic reports we file with the SEC. The net asset value per share of our common stock is equal to the value of our total assets minus total liabilities divided by the total number of shares of common stock outstanding.

At March 31, 2006, approximately 66.2% of our net assets represented investments recorded at fair value. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as determined in good faith by the board of directors. Because there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by our board of directors. In making its determination, our board of directors considers valuation appraisals provided by an independent valuation service provider. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we have an indication that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value, where appropriate.

With respect to private equity securities, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Equity securities in public companies that carry certain restrictions on sale are generally valued at a discount from the public market value of the securities.

Our board of directors bases its determination upon, among other things, applicable quantitative and qualitative factors. These factors may include, but are not limited to, type of securities, nature of business, marketability, market price of unrestricted securities of the same issue (if any), comparative valuation of securities of publicly-traded companies in the same or similar industries, current financial conditions and operating results, sales and earnings growth, operating revenues, competitive conditions and current and prospective conditions in the overall stock market.

We have retained Bolten Financial Consulting, Inc. to provide us with quarterly valuations of our portfolio of investments. Although our board of directors uses these valuations to aid it in its determination of the fair value of our investments, our board of directors retains its responsibility for determining the fair value of our portfolio of investments. Our board of directors will also periodically review our valuation process to ensure that it is functioning appropriately.

Determinations in Connection with Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) from the period beginning on the date of the most recently disclosed net asset value of our common stock to the period ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between (i) the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it involves the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. Our board of directors elects our officers, who serve at the discretion of our board of directors. Certain information with respect to each of our nine directors, as well as our executive officers who do not serve on our board of directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, and certain directorships that each person holds. The address for each of our directors and executive officers set forth below is 2109 Palm Avenue, Tampa, Florida 33605.

Directors

The members of our board of directors have been divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act. Our board of directors has determined that Stuart M. Brooks, Kwabena Gyimah-Brempong, Holly Callen Hamilton, John Micek III, Keith A. Witter and Francis Maude are “independent directors” within the meaning of Section 121(A) of the American Stock Exchange Company Guide.

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Stuart M. Brooks	69	Director	1998	2007
Kwabena Gyimah-Brempong	56	Director	1998	2007
Holly Callen Hamilton	56	Director	2004	2007
John Micek III	53	Director	2001	2007
Keith A. Witter	58	Director	2003	2007
Francis Maude	52	Director	2006	2007
Interested Directors
Clifford M. Gross, Ph.D.	49	Chairman and Chief Executive Officer	1997	2007
Sam Reiber, J.D.	59	Vice President, General Counsel and Director	1998	2007
Arthur Chapnik	66	Director	1998	2007

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position
Clifford M. Gross, Ph.D.	48	Chief Executive Officer
Carole R. Wright	44	Chief Financial Officer, Treasurer and Corporate Secretary
Douglas Schaedler	34	Chief Operating Officer and Chief Compliance Officer
Sam Reiber, J.D.	59	Vice President and General Counsel

Biographical Information

Independent Directors

Stuart M. Brooks, M.D., 69, has served as a director since May 1998 and also serves as the Director of our Scientific Advisory Board. Since September 1986, he has served as a Professor of Medicine and Public Health and Director of the NIOSH Educational and Research Center at the University of South Florida.

Kwabena Gyimah-Brempong, Ph.D., 56, has served as a director since May 1998. Between May 1998 and December 1998, Dr. Gyimah-Brempong served as the Director of University Partnerships and was responsible for helping University Partnerships build relationships with American universities. Since 1994, Dr. Gyimah-Brempong has been a Professor of Economics at the University of South Florida School of Business. Dr. Gyimah-Brempong is currently economics program director at the National Science Foundation. Dr. Gyimah-Brempong has served as a consultant to many international organizations, including the United Nations’ Economic Commission for Africa, Stockholm International Peace Research Institute, and African Capacity Building Foundation.

Holly Callen Hamilton, 56, has served as a director since September 2004 and is the founder and President of Callen & Associates Financial Services, Inc., an investment firm specializing in the areas of venture capital, private placement offerings, retirement planning and charitable giving. Prior to founding Callen & Associates, Ms. Callen Hamilton was affiliated with Paine Webber from 1981 to 1983, where she was tax planning and insurance products coordinator. From 1991 to 1996, Ms. Callen Hamilton was the Director of Development and Fundraising for the University of Minnesota Women’s Athletic Department. Ms. Callen Hamilton has a B.S. from Indiana University and an M.A. from the University of Illinois.

John Micek III, J.D., 53, has served as a director since June 2001. Since 2000, he has been a managing director of Silicon Prairie Partners, LP, a venture fund. Since September 1998, Mr. Micek has also served as President of JAL Enterprises (formerly Universal Assurors, Inc.), a member company of Universal Group, Inc., a Midwest group of insurance companies. From July 1997 to July 1998, he served as Chief Operating Officer for Protozoa, Inc., a digital media and animation company. From April 1994 to February 1997, Mr. Micek was General Counsel for Enova Systems, Inc., a developer and manufacturer of digital power management and conversion systems for mobile and stationary applications. He also serves as a director of Armanino Foods of Distinction, Inc., a public company that produces and markets frozen and refrigerated food products. He received a Bachelor of Arts degree in History from the University of Santa Clara in 1974 and a Juris Doctorate from the University of San Francisco School of Law in 1979.

Keith A. Witter, J.D., 58, has served as a director since April 2003. Since 1982, Mr. Witter has been the President of FFP Investment Advisors, Inc., a financial services company. Mr. Witter is an attorney specializing in business, estate, and financial planning. From 1975 to 1980, he served as partner at the Dunlap Law Office in Rochester, Minnesota. From 1973 to 1975, he worked as an accountant after receiving his undergraduate degree at Gustavus Adolphus College in Business Administration and his law degree from the University of Minnesota. Mr. Witter serves as a director of Voice and Wireless Corporation.

Francis Maude, 52, has served as a director since June 2006. Since 1983, Mr. Maude has served as a Member of the Parliament of the United Kingdom. He is also the Chairman of the Conservative Party, one of the two main political parties in the United Kingdom. He has served in numerous senior government positions in the United Kingdom, including as the Minister for Corporate and Consumer Affairs at the Department of Trade and Industry, the Minister of State at the Foreign and Commonwealth Office and the Financial Secretary to the Treasury. He is currently the Chairman of Prestbury Holdings plc, a financial services company. Jubilee Investment Trust plc, an investment trust, Hemisphere Property Fund, a property investment company, and The Mission Marketing Group, an advertising company. He is also the Deputy Chairman of Benfield Group Ltd., a reinsurance brokerage. In addition, Mr. Maude is currently a director of Mediasurface plc, a management software company, Benfield Ltd., a subsidiary of Benfield Group Ltd., Conservatives for Change Ltd., a political forum, and Globalink International Ltd, a telecommunications services company. He has also served as a director of ASDA Group plc, a retail company, Morgan Stanley (UK), Salomon Brothers (UK), Incepta Group plc (where he was Chairman prior to its merger with Huntsworth plc), and Huntsworth plc, investment banking companies, Dynamis plc, a web-based marketplace, The Spectator (1828) Ltd., a magazine publishing company, Policy Exchange Ltd., an investment company, and Performing Business Ltd., an internal corporate communications firm. Mr. Maude received degrees from Corpus Christi College, University of Cambridge and the College of Law in the United Kingdom.

Interested Directors

Clifford M. Gross, Ph.D., 49, has served as our Chief Executive Officer and Chairman of our board of directors since 1997. Dr. Gross received his Ph.D. from New York University in 1981, and from 1982 to 1984 Dr. Gross served as the Acting Director of the Graduate Program in Ergonomics and Biomechanics at New York University. From 1984 to 1985, Dr. Gross served as the Chairman of the Department of Biomechanics at New York Institute of Technology. In 1985, Dr. Gross founded and served as Chief Executive Officer of the Biomechanics Corp. of America until 1995. From 1996 to 1997, Dr. Gross served as a research professor and Director of the Center for Product Ergonomics at the University of South Florida. Dr. Gross holds 18 patents and has authored numerous publications. Dr. Gross is an interested director because he is our Chief Executive Officer and owns, controls, or holds, directly or indirectly, more than 5% of our common stock. Dr. Gross’ father-in-law, Arthur Chapnik, is also one of our directors.

Sam Reiber, J.D., 59, has served as our Vice President since December 2000, as our General Counsel since 1997 and as a director since May 1998. Mr. Reiber is a founding partner of Linsky & Reiber, a law firm located in Tampa, Florida. Mr. Reiber has conducted a diversified practice of law in Tampa for 25 years. He received a Bachelor’s degree in economics from the University of Minnesota in 1969 and a Juris Doctor from the William Mitchell College of Law in 1974. Mr. Reiber is an interested director because he is our Vice President and General Counsel and because his law firm, Linsky & Reiber, has acted as our legal counsel.

Arthur Chapnik, 66, has served as a director since May 1998. Mr. Chapnik is also the President of Harrison McJade & Co., Ltd., an apparel design and marketing company. Mr. Chapnik served as President of Samsung USA’s women’s apparel division from 1988 to 1990. Mr. Chapnik is an interested director because he is Dr. Gross’ father-in-law.

Executive Officers

The biographical information for Dr. Gross, our Chief Executive Officer and Chairman, and Mr. Reiber, our Vice President and General Counsel, is set forth above under “Biographical Information—Interested Directors.”

Carole R. Wright, C.P.A., age 44, has served as our Secretary and Treasurer since June 1999 and as our Chief Financial Officer since March 2003. Ms. Wright also served as our Chief Financial Officer from June 1999 until February 2001. Ms. Wright is also a partner of Myers, & Wright, P.A., conducting a diversified accounting practice in Tampa, Florida for over 15 years. She received her Bachelor of Science degree in accounting from the University of Tampa.

Douglas Schaedler, age 34, was appointed as our Vice President on March 15, 2004 and on July 9, 2004 was appointed as our Chief Operating Officer and Chief Compliance Officer. Prior to joining UTEK, Mr. Schaedler served as a Principal at Praxis Capital Ventures, LP, a private equity firm providing growth capital to emerging companies. Previously, he was the Director of Corporate and Strategic Development at Verticalnet, Inc., a provider of supply management solutions to companies, and was a founder of BuyersUnite, an innovative purchasing aggregation firm. Mr. Schaedler received a B.A. from Tufts University and an M.B.A. from the University of Chicago, Graduate School of Business. He is a Chartered Financial Analyst (CFA).

Committees of the Board of Directors

Our board of directors has established an audit committee, a budget committee and a compensation committee. During 2005, the board of directors held 10 board meetings. All directors attended at least 75% of the aggregate number of meetings of the board of directors and applicable committee meetings on which each director served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders. Each of the directors was present at our 2006 Annual Meeting of Stockholders, except Mr. Maude.

Audit Committee

The audit committee operates pursuant to a charter approved by the board of directors. The charter sets forth the responsibilities of the audit committee. Among other things, the audit committee is responsible for the appointment, compensation and retention and oversight of the work of our registered independent public accounting firm. The audit committee met four times during 2005. The audit committee is presently composed of three persons, including John Micek III, Kwabena Gyimah-Brempong and Keith Witter, all of whom are considered independent under the rules promulgated by the American Stock Exchange. The board of directors has determined that John Micek III is an “audit committee financial expert” as defined under Item 401 of Regulation S-K of the Securities Exchange Act of 1934.

Budget Committee

The budget committee is responsible for reviewing our budget. The budget committee is presently composed of Holly Callen Hamilton, Keith Witter and Kwabena Gyimah-Brempong, all of whom are independent under the rules promulgated by the American Stock Exchange. The budget committee met three times during 2005.

Compensation Committee

The compensation committee reviews and approves annual salaries and bonuses for all officers, reviews, approves and recommends to the board of directors the terms and conditions of any employee benefit plans or changes thereto, administers our stock option plans and carries out the responsibilities required by the rules of the American Stock Exchange. The compensation committee is presently composed of three persons, Stuart Brooks, Holly Callen Hamilton and Keith Witter, all of whom are considered independent under the rules promulgated by the American Stock Exchange. The compensation committee met four times during 2005.

Nominating Committee

We do not have a nominating committee. A majority of our independent directors, in accordance with the rules promulgated by the American Stock Exchange, recommends candidates for election as directors. We do not currently have a written policy with regard to the nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not have been considered had one been received. In evaluating director nominees, our independent directors consider the following factors:

•	the appropriate size and composition of our board of directors;

•	whether the person is an “interested person” as defined in the 1940 Act, or “independent” under the rules promulgated by the American Stock Exchange;

•	our needs with respect to the particular talents and experience of our directors;

•	the knowledge, skills, and experience of nominees in light of prevailing business conditions and the knowledge, skills, and experience already possessed by other members of our board of directors;

•	experience with accounting rules and practices;

•	appreciation of the relationship of our business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

Our board of directors’ goal is to assemble a board of directors that brings to us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the independent directors of the board of directors may also consider such other factors as they may deem to be in the best interests of our stockholders. Our board of directors also believes it is appropriate for certain key members of our management to participate as members of the board of directors.

The independent directors of the board of directors identify nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. If any member of the board of directors does not wish to continue in service or if the independent directors or the board of directors decides not to re-nominate a member for re-election, the independent directors will identify the desired skills and experience of a new nominee in light of the criteria above. The entire board of directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the we reserve the right in the future to retain a third party search firm, if necessary.

Compensation of Executive Officers and Directors

The following table sets forth compensation that we paid during the year ended December 31, 2005 to all of our directors and our three highest paid executive officers (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

Name and Position	Aggregate Compensation from the Company(1)(2)	Securities Underlying Options(3)	Pension or Retirement Benefits Accrued as Part of Company Expenses	Directors Fees Paid by the Company
Interested Directors:
Clifford M. Gross	$375,000	—	$9,083	$—
Chairman and Chief Executive Officer
Sam Reiber	44,000	—	1,200	—
Vice President and General Counsel
Arthur Chapnik	—	—	—	5,000
Director
Independent Directors:
Stuart M. Brooks	—	—	—	7,000
Director
Kwabena Gyimah-Brempong	—	—	—	22,000
Director
John Micek III	—	—	—	35,000
Director
Holly Callen Hamilton	—	—	—	9,000
Director
Keith A. Witter	—	—	—	24,000
Director
Francis Maude(4)	—	—	—	—
Director
Executive Officers:
Carole R. Wright	99,000	—	2,850	—
Chief Financial Officer, Treasurer and Corporate Secretary
Douglas Schaedler	234,273	30,000	6,667	—
Chief Operating Officer and Chief Compliance Officer

(1)	The amounts included herein include salary and bonus.
(2)	There were no perquisites paid by us in excess of the lesser of 50,000 or 10% of the Compensated Person’s total and salary and bonus for the year.
(3)	See also “Stock Option Awards” detailed below.
(4)	Francis Maude was appointed to the board of directors in June 2006. As a result, Mr. Maude received no compensation from us during 2005.

Compensation of Non-Officer Directors

Each non-officer director receives an annual retainer of $7,500 for serving as a director. Non-officer directors also receive $15,000 for serving on the audit committee ($30,000 for the chairman of the audit committee) and $2,000 for serving on the budget and compensation committees. Non-officer directors are also eligible for stock option awards under our Amended and Restated Non-Qualified Stock Option Plan.

Stock Option Awards

The following tables set forth the details relating to option grants in 2005 to Compensated Persons under our stock option plans, and the potential realizable value of each grant, as prescribed to be calculated by the SEC. See “Stock Option Plans.”

Our directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Option Grants During 2005

Name	Number of Securities Underlying Options Granted		Percent of Total Options Granted in 2005(2)	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Appreciation Over 5-Year Term(3)
						5%	10%
Interested Directors:
Clifford M. Gross	—		—	—	—	$—	$—
Sam Reiber	—		—	—	—	—	—
Arthur Chapnik	—		—	—	—	—	—
Independent Directors:
Stuart Brooks	—		—	—	—	—	—
John Micek III	—		—	—	—	—	—
Kwabena Gyimah-Brempong	—		—	—	—	—	—
Keith A. Witter	—		—	—	—	—	—
Holly Callen Hamilton	—		—	—	—	—	—
Francis Maude(4)	—		—	—	—	—	—
Executive Officers:
Carole R. Wright	—		—	—	—	—	—
Douglas Schaedler	30,000	(1)	15.4%	$15.34	03/07/10	127,145	280,457

(1)	Options granted vest based upon achieving certain performance targets . 15,000 options vested in 2005 and 15,000 will vest upon our achieving additional financial targets.
(2)	In 2005, we granted options to purchase a total of 195,000 shares.
(3)	Potential realizable value is calculated on 2005 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the SEC. Actual gains, if any, on stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by us of the option holder. The potential realizable value will not necessarily be realized.
(4)	Francis Maude was appointed to the board of directors in June 2006. As a result, he did not receive any option grants in 2005. Upon such appointment, Mr. Maude received options to purchase 25,000 shares of our common stock, with options to purchase 6,250 shares vesting at the time of grant and options to purchase an additional 6,250 shares vesting on each anniversary of the grant date for three consecutive years.

Option Exercises and Year-End Option Values

The following table sets forth the details of option exercises by Compensated Persons during 2005 and the values of those unexercised options at December 31, 2005.

Our directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

			Number of Securities Underlying Unexercised Options		Value of Unexercised In- the-Money Options(2)
Name	Shares Acquired Upon Exercise	Value Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Interested Directors:
Clifford M. Gross	100,000	$850,000	—	—	—	$—
Sam Reiber	63,000	$482,325	25,000	5,000	$163,000	—
Arthur Chapnik	—	—	6,250	—	$41,813	—
Independent Directors:
Stuart Brooks	—	—	25,000	—	$167,250	$—
John Micek III	—	—	25,000	—	$167,250	—
Kwabena Gyimah-Brempong	6,250	$39,320	15,000	—	$100,350	—
Keith A. Witter	—	—	18,750	6,250	$127,500	$42,500
Holly Callen Hamilton	—	—	12,500	12,500	—	—
Francis Maude(3)	—	—	—	—	—	—
Executive Officers:
Carole R. Wright	—	—	5,000	5,000	—	—
Douglas Schaedler	—	—	30,000	30,000	—	—

(1)	Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.
(2)	Value of unexercised options is calculated as of the closing market price of $13.79 on December 31, 2005, net of the option exercise price, but before any tax liabilities or transaction costs. “In-the-Money Options” are options with an exercise price that is less than the market price as of December 31, 2005.
(3)	Francis Maude was appointed to the board of directors in June 2006. As a result, he did not hold any options to purchase shares of our common stock prior to such appointment. Upon such appointment, Mr. Maude received options to purchase 25,000 shares of our common stock, with options to purchase 6,250 shares vesting at the time of grant and options to purchase an additional 6,250 shares vesting on each anniversary of the grant date for three consecutive years.

Employment Agreements

On September 1, 2004, we entered into a three-year employment agreement, effective September 1, 2004, with our Chief Executive Officer and Chairman, Dr. Gross. Under the terms of the employment agreement, Dr. Gross will receive an annual base salary of $300,000. In addition to his base salary, Dr. Gross will receive a reasonable allowance for an automobile for the duration of the employment agreement.

The employment agreement provides that if (i) Dr. Gross is terminated or requested or forced to resign during the term of the employment agreement, (ii) the employment agreement is not renewed at the end of its term by either party or (iii) we terminate Dr. Gross’s employment for cause or in any way that is a breach of the employment agreement, then Dr. Gross shall receive a severance payment equal to the number of years Dr. Gross has worked for us times $50,000 per year, “grossed-up” to cover any tax liability on such severance payment. In addition, all stock options held by Dr. Gross accelerate and become immediately vested, and we will be obligated to file a registration statement with the SEC to register any of our unregistered securities held by Dr. Gross.

The employment agreement also provides that in the event of a “change of control,” Dr. Gross will be entitled to receive a one-time bonus equal to twice his annual salary, “grossed-up” to cover any tax liability on such bonus. In addition, all stock options held by Dr. Gross accelerate and become immediately vested upon a change of control, and we will be obligated to file a registration statement with the SEC to register any of our unregistered securities held by Dr. Gross. A “change of control” occurs, as defined in the employment agreement, when: (i) a person or group becomes the beneficial owner of more than 30% of our outstanding securities; (ii) at any time that the board nominated slate of directors is not elected; (iii) we consummate a merger in which we are not the surviving entity; or (iv) substantially all of our assets are sold or our stockholders approve our dissolution or liquidation.

The employment agreement obligates us to nominate Dr. Gross to serve as Chairman of our board of directors during the term of the employment agreement.

In consideration of the benefits provided under the employment agreement, Dr. Gross has agreed to protect our confidential or secret information and, during the period of employment and one year thereafter, not to compete with us.

On March 8, 2006, we entered into a one year employment agreement, effective March 8, 2006, with our Chief Operating Officer and Chief Compliance Officer, Mr. Schaedler. Under the terms of the employment agreement, Mr. Schaedler will receive an annual salary of $175,000.

In addition to his base salary, Mr. Schaedler will receive: (i) a commission of 3% on strategic alliance sales; (ii) a cash bonus of up to $105,000 if certain performance targets are met; and (iii) a matching contribution of up to 3% of Mr. Schaedler’s salary for participation in our retirement plan. The above-described compensation arrangement related to Mr. Schaedler’s role as our Chief Operating Officer may discourage Mr. Schaedler from taking necessary compliance-related actions in his capacity as our Chief Compliance Officer to the extent that such actions may negatively impact his potential compensation under such arrangement. As a result of this compensation arrangement, there may be times when Mr. Schaedler, acting in his capacity as our Chief Compliance Officer, has interests that differ from those of our stockholders, giving rise to a conflict.

Either party may terminate the employment agreement for any reason by giving the other party 90 days written notice. We may also terminate the employment agreement immediately for cause which includes, but is not limited to, fraud, breach of fiduciary duty, conviction of a crime or similar conduct. If Mr. Schaedler is terminated for any reason or terminates his employment, he will only be entitled to receive payment from us for services he performed under the employment agreement prior to such termination date as well as a lump sum payment equal to 90 days of compensation. In consideration of the benefits provided under the employment agreement, Mr. Schaedler has agreed to protect our confidential or secret information and, during the period of employment and one year thereafter, not to compete with us.

Stock Option Plans

We have two stock option plans: the UTEK Corporation Amended and Restated Employee Stock Option Plan originally adopted in 1999 (the “1999 Plan”) and the Amended and Restated Non-Qualified Stock Option Plan of UTEK Corporation originally adopted in 2000 (the “2000 Plan”).

The purpose of the 1999 Plan is to enable us to compete successfully in attracting, motivating and retaining employees with outstanding abilities. The 1999 Plan is administered by the compensation committee of our board of directors. Under the 1999 Plan, we are authorized to issue options to purchase up to 1,385,000 shares of our common stock. All officers and other salaried employees who are regularly employed by us are eligible to participate in the 1999 Plan. We may grant both incentive stock options within the meaning of Section 422 of the Internal Revenue Code and stock options that do not qualify for incentive treatment under the Internal Revenue Code.

The exercise price of each incentive stock option under the plan will be determined by the compensation committee of our board of directors, but will not be less than 100% of the current market value of the common stock on the date of grant (or 110% in the case of an employee who at the time owns more than 10% of the total combined voting power of all classes of capital stock). The non-qualified option exercise price will be determined by the compensation committee of our board of directors, but will not be less than 100% of the current market value of the common stock on the date of grant.

Under the 2000 Plan, we are authorized to issue options to purchase up to 315,000 shares of our common stock. All officers and other salaried employees are eligible to participate in the 2000 Plan. In addition, non-officer directors are eligible to participate in the 2000 Plan in accordance with the provisions of the 1940 Act.

We may grant under the 2000 Plan only stock options that do not qualify for incentive treatment under Section 422 of the Internal Revenue Code. The exercise price for the 2000 Plan options will be determined by the compensation committee of our board of directors, but will not be less than 100% of the current market value of the common stock on the date of grant.

Any non-officer director that is elected or appointed to our board of directors will receive options to purchase 25,000 shares of common stock upon his or her election or appointment, with options to purchase 6,250 shares of common stock vested at the time of grant and an option to purchase an additional 6,250 shares of common stock vesting on each anniversary of the grant for three consecutive years.

Additional Portfolio Management Information

We are internally managed, and certain members of our management team manage our portfolio. Our management team has experience in managing investments in private and public businesses in a variety of industries and is familiar with our investment approach. Because we are internally managed, we pay no external investment advisory fees, but instead we pay the operating costs associated with employing a management team.

The management of our investment portfolio is the responsibility of the following members of our management team: Clifford M. Gross, our Chairman and Chief Executive Officer, Douglas Schaedler, our Chief Operating Officer and Chief Compliance Officer, and Carole R. Wright, our Chief Financial Officer, Treasurer and Corporate Secretary. See “Management—Biographical Information” for further information about the business experience of each member of our management team. See “Control Persons and Principal Stockholders” for information regarding the beneficial ownership of shares of our common stock by each member of our management team. The compensation of each member of our management team is set by the compensation committee of our board of directors. Members of our management team are compensated in the form of annual salaries, annual cash bonuses and stock options. See “Management—Compensation of Directors and Officers” and “Management—Employment Agreements.” Because the members of our management team only provide investment management-related services to us, there will be no conflict of interest with respect to their management or other accounts or investment vehicles.

TAX STATUS

The following discussion is a general summary of the material United States federal income tax considerations applicable to an investment in us. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code (the “Code”), Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change. This summary does not discuss all aspects of federal income taxation relevant to an investment in us in light of particular circumstances of the holder, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities, pension plans and trusts and financial institutions. This summary is intended to apply to U.S. Shareholders (as defined below) and does not purport to discuss all U.S. federal income tax consequences to persons who are not U.S. Shareholders (“Non-U.S. Shareholders”) from an investment in us. (A “U.S. Shareholder” is a shareholder who is (i) a citizen or resident of the United States, (ii) a corporation or partnership created in or organized under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust if such trust validly elects to be treated as a United States person for U.S. federal income tax purposes or if (1) a court within the United States is able to exercise primary supervision over its administration and (2) one or more United States persons have the authority to control all of the substantial decisions of such trust. Non-U.S. Shareholders should consult their own tax advisors to discuss the consequences of an investment in us.

For federal income tax purposes, we are taxed at regular corporate rates on ordinary income and capital gains. In addition, we will recognize gains on distributions of appreciated property. Distributions of our current or accumulated earnings and profits will be treated as dividends to holders. Distributions in excess of our current or accumulated earnings and profits will be treated first as a return of capital to the extent of a holder’s tax basis in his, her, or its shares and then as a gain from the sale or exchange of the holder’s shares.

If you sell or exchange your shares, you will generally recognize a taxable gain or loss equal to the difference between the amount realized on the sale or exchange and your adjusted basis in the shares sold or exchanged. Provided that you hold the shares as capital assets, the gain or loss will be capital gain or loss. If you have held the shares sold for more than one year, the gain or loss will be long-term capital gain or loss; otherwise, it will be short-term capital gain or loss.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Tax Act”) reduced the maximum tax rate on long-term capital gains for individuals from 20% to 15%. In addition, the Tax Act also provided that this maximum rate of tax would apply to “qualified dividend income” of individuals. Dividend distributions, if any, by us to an individual holder will generally constitute “qualified dividend income” provided that such holder held its shares, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2009. Without additional Congressional action, all of our dividends, if any, for taxable years beginning after such date will be subject to tax at ordinary income rates.

Corporations are not eligible for the reduced maximum rates on long-term capital gains or qualified dividend income. Dividend distributions, if any, by us to a holder that is a corporation generally will qualify for the dividends-received deduction provided that such corporation held its shares, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate holder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions, if any, payable to: (1) any holder who fails to furnish us with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any holder with respect to whom the IRS notifies us that the holder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

This summary does not address tax consequences that may vary with, or are contingent on, individual circumstances. Moreover, the summary does not address any non-income tax or any foreign, state or local tax consequences of an investment in us. Each investor is urged to consult with his or her tax advisor concerning the federal, state and local, and foreign tax consequences of an investment in us.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

A business development company, or BDC, is regulated by the 1940 Act. A BDC must be organized in the U.S. for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses.

As a BDC, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities of an eligible portfolio company that are purchased in transactions not involving any public offering. An eligible portfolio company is defined under the 1940 Act to include any issuer that:

•	is organized and has its principal place of business in the U.S.;

•	is not an investment company or a company operating pursuant to certain exemptions under the 1940 Act, other than a small business investment company wholly owned by a BDC; and

•	does not have any class of securities with respect to which a broker may extend margin credit;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to those securities; and

•	Cash, cash items, government securities, or high quality debt securities (as defined in the 1940 Act), maturing in one year or less from the time of investment.

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to make available to the issuer of those securities significant managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to each portfolio company.

As a BDC, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

Except as described below or otherwise permitted by the 1940 Act, we are not able to issue and sell our common stock at a price below our net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act.

The 1940 Act prohibits us from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of our total assets; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of our total assets. Subsequent to our acquisition of shares of common stock in HydroFlo, Inc., we became aware that HydroFlo, Inc. was a closed-end management investment company that had elected to be treated as a BDC under the 1940. Because our ownership of HydroFlo, Inc. exceeded certain of the limits set forth above, we made a gift of 1,275,000 shares of HydroFlo, Inc.’s common stock each to four nonprofit organizations during the first quarter of 2006 and are currently in compliance with these 1940 Act limitations. The fair market value of such shares immediately prior to such gift was approximately $663,000. We recorded a deferred tax benefit of approximately $250,000 in connection with such gift. We have also taken corrective actions to limit the likelihood that such an event will occur in the future. These actions include (i) apprising all members of our management team who are responsible for researching and selecting our investments of these restrictions; (ii) augmenting our compliance policies and procedures to require that such persons take certain steps to discern whether a prospective portfolio company is an investment company and (iii) amending our standard investment documentation to include a statement to be provided by each prospective portfolio company as to whether it is an investment company.

Our board of directors has appointed a chief compliance officer pursuant to the requirements of the 1940 Act. We are periodically examined by the SEC for compliance with the 1940 Act.

As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As required by the 1940 Act, we maintain a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us.

You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company. We do not anticipate any substantial change in the nature of our business.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the members of our management team who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, UTEK Corporation, 2109 Palm Avenue, Tampa, Florida 33605 or by telephone at (813) 754-4330.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information as of July 18, 2006, with respect to the beneficial ownership of our common stock by (i) each person known to be the beneficial owner of more than 5% of our outstanding shares of our common stock, (ii) each of our executive officers and directors and (iii) all of our executive officers and directors as a group.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned		Percentage Beneficially Owned
Interested Directors:
Clifford M. Gross	1,959,954	(2)	22.0%
Sam Reiber	56,550	(3)	*
Arthur Chapnik	18,750		*
Independent Directors:
Stuart Brooks	37,500	(4)	*
Kwabena Gyimah-Brempong	29,000	(5)	*
Holly Callen Hamilton	13,500	(6)	*
John Micek III	52,850	(7)	*
Keith A. Witter	26,200	(8)	*
Francis Maude	6,250	(9)	*
Executive Officers:
Carole R. Wright	19,000	(10)	*
Douglas Schaedler	52,500	(11)	*
All directors and executive officers as a group	2,270,304		25.5%

*	Less than 1%.
(1)	Unless otherwise indicated, the address of each person listed in this table is c/o UTEK Corporation, 2109 Palm Avenue, Tampa, Florida 33605.
(2)	1,947,254 shares of common stock are held by Clifford M. Gross and his wife, Elissa-Beth Gross, jointly by the entireties. 12,700 of those shares are held by Dr. and Mrs. Gross as custodians for their minor children under the Uniform Gifts to Minors Act.
(3)	Includes 25,000 shares of common stock issuable upon the exercise of options held by Mr. Reiber; 3,050 shares of common stock held in the name of Linsky & Reiber; and 500 shares held by the Moses Reiber Trust. Mr. Reiber is a partner of Linsky & Reiber, a law firm in Tampa, Florida, and a co-trustee of the Moses Reiber Trust.
(4)	Includes 25,000 shares of common stock issuable upon exercise of options held by Dr. Brooks.
(5)	Includes 1,500 shares of common stock held by Dr. Gyimah-Brempong and his wife and 15,000 shares of common stock issuable upon exercise of options held by Dr. Gyimah-Brempong.
(6)	Includes 12,500 shares of common stock issuable upon exercise of options held by Ms. Callen Hamilton and 1,000 shares held by her husband’s IRA.
(7)	Includes 25,000 shares of common stock issuable upon exercise of options held by Mr. Micek and 19,500 shares held by Silicon Prairie Partners, LP. Mr. Micek is the managing director of Silicon Prairie Partners, LP.
(8)	Includes 25,000 shares of common stock issuable upon exercise of options held by Mr. Witter and 1,000 shares of common stock held by his wife.
(9)	Includes 6,250 shares of common stock issuable upon exercise of options held by Mr. Maude.
(10)	Includes 14,000 shares of common stock held in the name of Myers & Wright, P.A., an accounting firm of which Ms. Wright is a partner; and 5,000 shares of common stock issuable upon the exercise of options held by Ms. Wright.
(11)	Includes 52,500 shares of common stock issuable upon exercise of options held by Mr. Schaedler.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors and executive officers as of July 18, 2006.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Clifford M. Gross	Over $1,000,000
Sam Reiber	$500,001 - $1,000,000
Arthur Chapnik	$100,001 - $500,000
Independent Directors:
Stuart M. Brooks	$500,000 - $1,000,000
Kwabena Gyimah-Brempong	$100,000 - $500,000
Holly Callen Hamilton	$100,001 - $500,000
John C. Micek III	$500,001 - $1,000,000
Keith A. Witter	$100,001 - $500,000
Francis Maude	$100,001 - $500,000
Executive Officers:
Carole R. Wright	$100,001 - $500,000
Douglas Schaedler	$500,000 - $1,000,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.
(2)	The dollar ranges are: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, 100,001 - $500,000, $500,001 - $1,000,000, or over $1,000,000.
(3)	The dollar range of equity securities owned by each of our directors and executive officers is based on the closing price of our common stock of $20.71 per share on July 18, 2006 on the American Stock Exchange.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Sam Reiber, our Vice President and General Counsel, and a member of our board of directors, is also a partner with the law firm Linsky & Reiber in Tampa, Florida. Linsky & Reiber received approximately $12,008 and $57,598 in compensation during the three months ended March 31, 2006 and the fiscal year ended December 31, 2005, respectively, for services performed for us. Linsky & Reiber also holds 6,100 shares of our common stock.

UTEK Real Estate Holdings, Inc., our wholly-owned portfolio company, was loaned funds for operations and real estate improvements of $240,752 during the three months ended March 31, 2006.

DESCRIPTION OF OUR SECURITIES

Our total authorized capital stock consists of 19,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01 per share. The following descriptions of our capital stock are based upon the relevant portions of the Delaware General Corporation Law and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Outstanding Securities

The following table lists our authorized and outstanding securities as of July 18, 2006:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	19,000,000 shares	—	8,898,254
Preferred Stock	1,000,000 shares	—	—

Common Stock

The holders of common stock elect all directors and are entitled to one vote for each share held of record on all matters to be voted upon by stockholders. As of July 18, 2006, 8,898,254 shares of common stock were issued and outstanding. Subject to preferences that may be applicable to any outstanding preferred stock, all shares of common stock participate equally in dividends, when and as declared by our board of directors and in net assets on liquidation. The shares of common stock have no preference, conversion, exchange, preemptive or cumulative voting rights.

Preferred Stock

Our certificate of incorporation authorizes the issuance of shares of preferred stock in one or more series. As of July 18, 2006, there are no issued and outstanding shares of preferred stock, and no shares of preferred stock will be issued and outstanding as a result of the offering. Our board of directors has the authority, without any vote or action by our stockholders, to create one or more series of preferred stock up to the limit of our authorized but unissued shares of preferred stock and to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series and the relative, participatory, option or other rights (if any), and any qualifications, preferences, limitations or restrictions including, without limitation, the dividend rate (and whether dividends are cumulative), conversion rights, rights and terms of redemption (including sinking fund provisions), and redemption price and liquidation preferences, and any other rights, preferences and limitations pertaining to such series which may be fixed by our board of directors pursuant to the Delaware General Corporation Law.

For so long as we are subject to the 1940 Act, we are subject to restrictions relating to the issuance of senior securities, including preferred stock. We would generally be restricted from issuing preferred stock if, immediately after issuance or sale, the preferred stock did not have an asset coverage of at least 200%. For this purpose, the term “asset coverage,” when applied to the preferred stock, generally means the ratio that the value of our total assets, less liabilities and indebtedness not represented by the preferred stock, bears to the involuntary liquidation preference of the preferred stock (and certain other of our debt obligations). Also, the holders of preferred stock would generally have the right to elect at least two directors to the board and to elect a majority of the board in certain circumstances. The preferred stock would have certain other voting and priority payment rights as required by the 1940 Act.

In addition, the 1940 Act imposes certain requirements on our ability to issue shares of preferred stock that are convertible into shares of our common stock. These requirements include that:

•	the convertible preferred stock must expire no later than ten years from the date of issuance;

•	the conversion price of the convertible preferred stock is not less than the net asset value of the common stock on the date of issuance; and

•	the issuance of the convertible preferred stock must be approved by our stockholders and a majority of our directors who have no financial interest in such transaction and a majority of such directors who are not interested persons.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our certificate of incorporation, we fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our certificate of incorporation also provides that our directors are not personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of UTEK or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Anti-Takeover Provisions Affecting Our Common Stock

Our certificate of incorporation authorizes the issuance of 1,000,000 shares of preferred stock, which our board of directors may generally issue without stockholder approval. See “Description of Our Securities—Preferred Stock.” The existence of authorized but unissued preferred stock may enable our board of directors to render more difficult or discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise. For example, if in the due exercise of its fiduciary obligations, our board of directors were to determine that a takeover proposal is not in our best interests, our board of directors could cause us to issue shares of preferred stock without stockholder approval in one or more private offerings or other transactions that might dilute the voting or other rights of the proposed acquiror. In this regard, our certificate of incorporation grants our board of directors broad power to establish the rights and preferences of authorized and unissued preferred stock. The issuance of shares of preferred stock pursuant to the board of directors’ authority described above could decrease the amount of earnings and assets available for distribution to holders of our common stock and adversely affect the rights of such holders and may have the effect of delaying, deferring or preventing a change in control of us that may be favored by certain stockholders. In addition, the use of preferred stock to prevent a takeover could have the effect of depriving stockholders of an opportunity to sell their common stock at a premium over the then-current market price.

SELLING STOCKHOLDERS

Below is information with respect to the number of shares of common stock owned by each of the selling stockholders. The common stock is being registered to permit public secondary trading of the shares of common stock. Selling stockholders, which term includes their transferees, pledgees or donees or their successors, identified in the table below may offer the shares of common stock for resale from time to time. See “Plan of Distribution.”

The following table sets forth the name of each selling stockholder, any material relationship of such stockholder with us, and the following information as of July 18, 2006:

•	the name of each selling stockholder;

•	the number of shares of common stock and the percentage of the total shares of common stock outstanding, if 1% or more, that each selling stockholder beneficially owned;

•	the number of shares of common stock beneficially owned by each selling stockholder which may be offered under this registration statement, some or all of which shares may be sold pursuant to this prospectus; and

•	the number of shares of common stock and the percentage of the total shares of common stock outstanding, if 1% or more, to be beneficially owned by each selling stockholder following the sale of such shares of common stock pursuant to this prospectus, assuming the sale pursuant to this prospectus of all shares that are beneficially owned by such selling stockholder and registered under this registration statement.

The information included in the table under “Shares Beneficially Owned After Offering” assumes that each stockholder below will elect to sell all of the shares set forth under “Number of Shares Which May Be Offered.” The information regarding the identity of the selling stockholders and their affiliations, including their beneficial ownership of our shares of common stock, is based solely on information provided by or on behalf of the selling stockholders. These assumptions have been made under the rules and regulations of the SEC and do not reflect any knowledge that we have with respect to the present intent of the persons listed as selling stockholders.

	Shares Beneficially Owned Prior to Offering(a)		Number of Shares Which May Be Offered	Shares Beneficially Owned After Offering(a)(b)
Name	Number	Percent(c)		Number	Percent(c)
Janus Venture Fund	230,960	2.6%	230,960	None	*
151 Detroit Street Denver, CO 80206
Oppenheimer Funds plc—Oppenheimer U.S. Emerging Growth Fund	4,000	*	4,000	None	*
6803 South Tucson Way Centennial, CO 80112
Oppenheimer Emerging Growth Fund.	52,400	*	52,400	None	*
6803 South Tucson Way Centennial, CO 80112
USAZ Oppenheimer Emerging Growth Fund	43,600	*	43,600	None	*
6803 South Tucson Way Centennial, CO 80112

*	Less than 1%.
(a)	Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Except as indicated in the footnotes to this table, each person named in the table has sole voting and investment power with respect to the shares set forth opposite that person’s name.

(b)	Assumes the sale of all shares eligible for sale in this prospectus and no other purchases or sales of our common stock. This assumption has been made under the rules and regulations of the SEC and do not reflect any knowledge that we have with respect to the present intent of the persons listed as selling stockholders.
(c)	Applicable percentage of ownership is based on 8,898,254 shares of our common stock outstanding on July 18, 2006.

Information concerning the selling stockholders may change from time to time and any such changed information will be set forth in supplements to this prospectus if and when necessary.

Only selling stockholders identified above who beneficially own the securities set forth opposite each selling stockholder’s name in the table above on the effective date of the registration statement of which this prospectus forms a part may sell those securities under the registration statement. Prior to any use of this prospectus in connection with an offering of the shares of common stock by any holder not identified above, this prospectus will be supplemented to set forth the name and number of shares of common stock beneficially owned by the selling stockholder intending to sell such common stock, and the number of shares of common stock to be offered. The prospectus supplement will also disclose whether any selling stockholder selling in connection with the prospectus supplement has held any position or office with, been employed by or otherwise has had a material relationship with, us or any of our subsidiaries or affiliates during the three years prior to the date of the prospectus supplement if this information has not been disclosed in this prospectus.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to 6,000,000 shares of our common stock. Also, the selling stockholders named in this prospectus may offer, from time to time, up to 330,960 shares of our common stock. The selling stockholders may sell the shares held for their own account or the shares may be sold by donees, transferees, pledgees or other successors in interest that receive such shares from the selling stockholders as a gift or other non-sale related transfer. We and the selling stockholders may sell the shares of our common stock through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the shares of our common stock will be named in the applicable prospectus supplement.

The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. We also may, from time to time, authorize dealers or agents to offer and sell these securities upon such terms and conditions as may be set forth in the applicable prospectus supplement. In the case of an offering by us, the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or the selling stockholders or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us or the selling stockholders may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us or the selling stockholders will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 8% for the sale of any securities being registered and 0.5% for due diligence.

We will pay all offering expenses incident to the offering and sale of shares of our common stock by the selling stockholders pursuant to this prospectus, other than any underwriting discounts and commissions attributable to the selling stockholders and legal fees and expenses of the selling stockholders.

Any common stock sold pursuant to a prospectus supplement will be listed on the American Stock Exchange, the AIM market of the London Stock Exchange and any other exchange on which the common stock is traded.

Under agreements into which we or the selling stockholders may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us or the selling stockholders against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us or the selling stockholders in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we or the selling stockholder will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us or the selling stockholders pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us or the selling shareholders. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C.

CUSTODIANS, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Certain of our securities are held in custody at Bank of Tampa, 601 Bayshore Boulevard, Suite 830, Tampa, Florida 33606. Our other securities are held in custody at GunnAllen Financial Inc. at 5002 W. Waters, Tampa, Florida 33634. Computershare Trust Company, Inc. acts as our transfer agent, dividend paying agent and registrar. The principal business address of Computershare Trust Company, Inc. is 350 Indiana Street, Suite 800, Golden, Colorado 80228, telephone number: (303) 262-0600.

BROKERAGE ALLOCATION AND OTHER PRACTICES

We infrequently use brokers in connection with making an investment in our portfolio companies. Our management team will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Pender Newkirk & Company, an independent registered public accounting firm, at 100 South Ashley Drive, Suite 1650, Tampa, Florida 33602, has audited our consolidated financial statements, including our schedule of investments at December 31, 2005, appearing elsewhere in this prospectus.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of UTEK and its affiliated companies. This notice supersedes any other privacy notice you may have received from UTEK, and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below.

•	It is our policy that only authorized UTEK employees who need to know your personal information will have access to it.

•	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

UTEK CORPORATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

UTEK Corporation and Subsidiaries

Plant City, Florida

We have audited the accompanying consolidated statements of assets and liabilities of UTEK Corporation and subsidiaries (the Company) including the schedule of investments as of December 31, 2005 and 2004 and the related consolidated statements of operations, cash flows and changes in net assets for the three years ended December 31, 2005. These consolidated financial statements and schedule of investments are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and schedule of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and schedule of investments referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2005 and 2004 and the results of its operations, cash flows and changes in net assets for the three years ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Oversight Board (United States), the effectiveness of the Company’s internal control over financial reporting as of December 31, 2005, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated January 27, 2006 expressed an unqualified opinion thereon.

/S/ PENDER NEWKIRK & COMPANY
Pender Newkirk & Company LLP
Certified Public Accountants

Tampa, Florida

January 27, 2006

REPORT OF MANAGEMENT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

UTEK Corporation

Management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting as such term is defined in Rules 13a-15(f) under the Securities Exchange Act of 1934 (“Exchange Act”). The Company’s internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the Consolidated Financial Statements. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements and even when determined to be effective, can only provide reasonable assurance with respect to financial statement preparation and presentation.

Management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2005. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), in Internal Control—Integrated Framework. Based on our assessment, management believes that the Company maintained effective internal control over financial reporting as of December 31, 2005.

Our management’s assessment of the effectiveness of our internal control over financial reporting as of December 31, 2005 has been audited by Pender Newkirk & Company, an independent registered public accounting firm, as stated in their report which is included herein.

Report of Independent Registered Public Accounting Firm

Board of Directors

UTEK Corporation and Subsidiaries

Plant City, Florida

We have audited management’s assessment, included in the accompanying Management’s Annual Report on Internal Control Over Financial Reporting, that UTEK Corporation and subsidiaries (the “Company”) maintained effective internal control over financial reporting as of December 31, 2005, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express an opinion on management’s assessment and an opinion on the effectiveness of the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, evaluating management’s assessment, testing and evaluating the design and operating effectiveness of internal control, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, management’s assessment that the Company maintained effective internal control over financial reporting as of December 31, 2005, is fairly stated, in all material respects, based on the COSO criteria. Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2005, based on the COSO criteria.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities of the Company, including the schedule of investments, as of December 31, 2005 and 2004, and the related statements of operations, cash flows and changes in net assets for each of the three years in the period ended December 31, 2005 and our report dated January 27, 2006 expressed an unqualified opinion thereon.

Pender Newkirk & Company LLP

Certified Public Accountants

Tampa, Florida

January 27, 2006

UTEK Corporation

Consolidated Statements of Assets and Liabilities

	December 31, 2005	December 31, 2004
ASSETS
Investments:
Non-affiliate investments (cost: 2005—$12,482,927; 2004—$8,509,822)	$9,805,423	$4,880,620
Affiliate investments (cost: 2005—$17,656,837; 2004—$9,954,696)	15,457,750	9,085,321
Controlled investments (cost: 2005—$2,126,573; 2004—$—0—)	1,888,396	—
U.S. Treasuries and certificates of deposit (cost: 2005—$11,601,357; 2004—$5,530,926)	11,601,357	5,530,926

Total investments	38,752,926	19,496,867
Cash and cash equivalents	5,275,626	3,789,182
Accounts receivable, net of allowance for bad debt	746,207	189,888
Prepaid expenses and other assets	448,810	263,203
Fixed assets, net	311,103	410,440
Goodwill	3,128,139	1,517,922
Intangible assets	343,149	212,142

TOTAL ASSETS	49,005,960	25,879,644

LIABILITIES
Accrued expenses	367,763	683,272
Deferred revenue	1,606,242	788,888
Deferred tax liability	2,590,837	1,314,541

TOTAL LIABILITIES	4,564,842	2,786,701

NET ASSETS	$44,441,118	$23,092,943

Commitments and Contingencies

Composition of net assets:
Preferred stock, $.01 par value, 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.01 par value, 19,000,000 shares authorized; 7,961,505 and 6,003,163 shares issued and outstanding at December 31, 2005 and 2004, respectively	$79,616	$60,032
Additional paid-in capital	40,347,663	20,959,242
Accumulated income:
Accumulated net operating income	10,134,057	4,246,227
Net realized gain (loss) on investments, net of income taxes	(2,968,399)	490,580
Net unrealized depreciation of investments, net of deferred income taxes	(3,138,939)	(2,805,763)
Foreign currency translation adjustment	(12,880)	142,625

Net assets	$44,441,118	$23,092,943

Net asset value per share	$5.58	$3.85

See accompanying notes

UTEK Corporation

Consolidated Statements of Operations

	Year ended December 31
	2005	2004	2003
Income from operations:
Sale of technology rights	$18,131,941	$5,130,614	$2,698,478
Consulting and other services	4,178,504	1,980,944	1,086,064
Investment income, net	433,378	77,057	20,635

	22,743,823	7,188,615	3,805,177
Expenses:
Acquisition of technology rights	4,599,570	1,151,152	423,500
Salaries and wages	2,675,317	1,080,196	746,171
Professional fees	774,434	559,435	734,658
Sales and marketing	2,563,430	1,137,902	394,115
General and administrative	2,679,015	1,730,408	1,213,972

	13,291,766	5,659,093	3,512,416

Income before income taxes	9,452,057	1,529,522	292,761
Provision for income taxes	3,564,227	586,800	112,193

Net income from operations	5,887,830	942,722	180,568

Net realized and unrealized gains (losses):
Net realized gains (losses) on investments, net of income tax expense (benefit) of $(2,086,923), $938,534, and $(138,085) for 2005, 2004 and 2003, respectively	(3,458,979)	1,555,576	(228,871)
Change in net unrealized depreciation of investments, net of deferred tax benefit of $(201,008), $(143,723), and $(286,772) for 2005, 2004 and 2003, respectively	(333,176)	(238,214)	(475,561)

Net increase (decrease) in net assets from operations	$2,095,675	$2,260,084	$(523,864)

Net increase (decrease) in net assets from operations per share:
Basic	$.29	$.41	$(.12)
Diluted	$.29	$.37	$(.12)
Weighted average shares:
Basic	7,194,212	5,487,629	4,266,918
Diluted	7,325,312	6,098,537	4,266,918

See accompanying notes

UTEK Corporation

Consolidated Statements of Cash Flows

	Year Ended December 31
	2005	2004	2003
Operating Activities:
Net increase (decrease) in net assets from operations	$2,095,675	$2,260,084	$(523,864)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Change in net unrealized depreciation of investments	532,762	381,935	783,100
Depreciation and amortization	144,434	53,228	41,284
(Gain) loss on sale of investments	5,545,902	(2,494,110)	366,957
Deferred income taxes	1,276,296	1,381,616	(312,664)
Investment securities received in connection with the sale of technology rights	(18,034,510)	(5,092,399)	(2,698,478)
Consulting and other services rendered in exchange for investment securities	(1,404,096)	(1,020,677)	(266,610)
Changes in operating assets and liabilities:
Accounts receivable	(396,439)	74,389
Prepaid expenses and other assets	(88,130)	(92,694)	(32,832)
Deferred revenue	116,052	(96,505)	83,656
Accrued expenses	(404,832)	397,088	60,950
Income taxes payable	—	—	(16,781)

Net cash used by operating activities	(10,616,886)	(4,248,045)	(2,515,282)

Investing Activities:
Proceeds received on sale of investments	3,097,496	2,794,186	427,636
Purchase of investments	(6,800,319)	(5,960,926)	—
Purchases of fixed assets	(138,402)	(79,855)	(44,130)
Acquisition of Knowledge Express (net cash acquired $26,423)	(1,473,577)	30,188	—

Net cash provided by (used by) investing activities	(5,314,802)	(3,216,407)	383,506

Financing Activities:
Net proceeds from issuance of common stock	15,794,705	6,752,642	3,925,669
Proceeds from exercise of stock options/warrants	1,663,300	1,017,875	356,000
Net proceeds from issuance of debt	—	—	760,000
Payments on bank debt	(23,516)	(262,292)	—

Net cash provided by financing activities	17,434,489	7,508,225	5,041,669

Foreign currency translation adjustment	(16,357)	41,082	48,508

Increase in cash and cash equivalents	1,486,444	84,855	2,958,401
Cash and cash equivalents at beginning of period	3,789,182	3,704,327	745,926

Cash and cash equivalents at end of period	$5,275,626	$3,789,182	$3,704,327

Supplemental Disclosures of Non-Cash Investing Activities

The Company purchased all of the capital stock of INTRA-DMS, Ltd. for $300,000 in common stock. In conjunction with the acquisition, liabilities were assumed as follows:
Fair value of assets acquired	$502,035
Consideration given	300,000

Liabilities assumed	$202,035

The Company issued 119,134 shares of common stock issued to purchase Ybor City Group, Inc.	$1,650,000

The Company issued 125,715 Shares of Common Stock Issued in Settlement of Note Payable		$847,890

Settlement of Note Payable
The Company purchased all of the capital stock of UTEK-EKMS, Inc. for $300,000 in common stock. In conjunction with the acquisition, liabilities were assumed as follows:
Fair value of assets acquired		$572,030
Consideration given		300,000
Liabilities assumed		$272,300
The Company purchased all of the capital stock of Pharma-Transfer, Ltd. for $435,000 in common stock. In conjunction with the acquisition, liabilities were assumed as follows:
Fair value of assets acquired		$674,129
Consideration given		435,000

Liabilities assumed		$239,129

The Company purchased all of the capital stock of ABM of Tampa Bay, Inc., for $300,000 in common stock. In conjunction with the acquisition, liabilities were assumed as follows:
Fair value of assets acquired		$300,000
Consideration given		300,000

Liabilities assumed		$0

See accompanying notes

UTEK Corporation

Consolidated Statements of Changes in Net Assets

	Year ended December 31
	2005	2004	2003
Changes in net assets from operations:
Net income from operations	$5,887,830	$942,722	$180,568
Net realized gain (loss) on sale of investments, net of related income taxes	(3,458,979)	1,555,576	(228,871)
Change in net unrealized depreciation of investments, net of related deferred taxes (benefit)	(333,176)	(238,214)	(475,561)

Net increase (decrease) in net assets from operations	2,095,675	2,260,084	(523,864)

Capital stock transactions:
Proceeds from issuance of common stock net of offering costs of $2,036,042, $935,758 and $449,030 for the years ended December 31, 2005, 2004 and 2003, respectively	15,794,705	6,738,642	3,925,669
Proceeds from the exercise of stock options for the years ended December 31, 2005, 2004 and 2003, respectively	1,663,300	1,017,875	356,000
Common stock issued in settlement of note payable	—	847,890	—
Common stock issued in acquisition of Ybor City Group, Inc.	1,650,000	—	—
Common stock issued in acquisition of UTEKip, Ltd.	300,000	—	—
Common stock issued in acquisition of UTEK-EKMS, Inc.	—	300,000	—
Common stock issued in acquisition of Pharma Transfer, Ltd.	—	435,000	—
Common stock issued in acquisition of ABM of Tampa Bay, Inc.	—	300,000	—

Net increase in net assets from stock transactions	19,408,005	9,639,407	4,281,669

Foreign currency translation adjustment	(155,505)	41,082	48,508

Net increase in net assets	21,348,175	11,940,573	3,806,313
Net assets at beginning of year	23,092,943	11,152,370	7,346,057

Net assets at end of year	$44,441,118	$23,092,943	$11,152,370

See accompanying notes

UTEK CORPORATION

Schedule of Investments

December 31, 2005

Shares	Initial Date of Acquisition	Non-Affiliate Investments (1)	Original Cost Basis	Value	Percentage of Net Assets
1,200,275	4/04	Xethanol Corp. Bioethanol and derivative products	$3,463,007	$3,480,797	7.8%
(6)	9/05	KP Renewables (Kwikpower International plc) (Convertible Debenture) (5), (6) Renewable energy	1,884,920	1,666,666	3.7
973,508	1/02	Circle Group Holdings, Inc. Small business holding company	430,506	973,508	2.2
97,000	12/05	Advanced Refractive Technologies, Inc. (preferred stock) Opthalmic technologies	1,114,671	964,075	2.1
250,000	5/05	Harborlight Diverisfied Fund, LP (privately held) (7) Diversified mutual and hedge funds	250,000	262,020	0.5
50,000	7/05	Israel Technology Acquisition Corp.(5) Special purpose acquisition corp.	300,000	251,500	0.5
40,000	7/05	Fortress America Acquisition Corp. Special purpose acquisition corp.	240,000	240,800	0.5
359,182	4/05	NutraCea International Corp. Rice bran research and development	147,265	204,734	0.4
2,100,000	3/04	Swiss Medica, Inc. Health bioscience products	381,268	191,100	0.4
720,637	4/03	Intra-Asia Entertainment Corp. Digital television entertainment	1,607,494	136,921	0.3
645,000	3/03	Sequiam Corp. Authentication and biometrics technologies	185,726	135,450	0.3
60,000	12/05	Metamorphix Global (privately held) Design and manufacture of countertops	120,000	120,000	0.2
800,000	9/05	Quest Minerals & Mining Corp. Coal and mineral mining	81,228	104,000	0.2
171,432	11/05	Shumate Industries Energy field service applications	78,852	94,288	0.2
120,000	4/05	Rival Technologies, Inc. Diesel engine technologies	82,104	76,800	0.2
30,379	12/05	Amazing Technologies Corp. Web services supplier and integrator	77,544	76,555	0.2
261,234	7/04	eLinear, Inc. (5) Telecommunication security provider	190,763	75,758	0.2
750,000	10/04	U.S. Wireless Online, Inc. Wireless broadband networks	66,000	75,000	0.2
91,885	10/04	Pacific Biometrics, Inc. Specialty central laboratory services	59,356	74,427	0.2
31,413	9/05	World Energy Solutions, Inc. Energy saving technologies	71,256	57,172	0.1
342,857	9/05	American Soil Technologies, Inc. Fertilizer innovation	75,996	54,857	0.1
54,857	5/05	Vitacube Systems Holding, Inc. Specialty nutraceuticals	84,852	54,308	0.1

UTEK CORPORATION

Schedule of Investments—(Continued)

December 31, 2005

Shares	Initial Date of Acquisition	Non-Affiliate Investments (1)	Original Cost Basis	Value	Percentage of Net Assets
40,000	8/05	Broadcast International, Inc. Telecommunication	80,916	54,000	0.1
660,000	6/05	BP International, Inc. Shade structures	78,852	50,160	0.1
333,332	5/05	Hybrid Fuel Systems, Inc. Patented natural gas/diesel dual fuel technology	78,852	43,333	0.1
50,000	3/05	KP Renewables (Kwikpower International plc) (5) Renewable energy	94,500	42,000	0.1
29,999	7/04	INyX, Inc. Aerosol drug delivery	19,813	41,399	0.1
413,482	5/05	Preservation Sciences Inc Metal and concrete coatings	—	30,184	0.1
675,032	6/03	E Med Future, Inc. Needle destruction device	357,767	26,326	0.1
750,000	6/05	Modern Technology Corporation Technology development and acquisition company	82,152	22,500	0.1
221,033	4/04	Power3 Medical Products, Inc. Healthcare products	223,984	20,998	0.1
140,000	3/05	AdAl Group, Inc. (5) Aluminum extruded products manufacturer	72,912	18,200	0.1
85,714	9/05	New Life Scientific, Inc. Pharmaceutical biotechnologies	81,816	16,286	0.1
176,250	4/05	Maelor PLC (5) Products for niche healthcare applications	24,147	16,039	0.1
1,533,333	5/05	Advanced Refractive Technologies, Inc. (formerly Visijet, Inc.) Ophthalmic technologies	81,996	15,333	0.1
480,000	4/05	Websky Inc. Broadband wireless	—	12,000	0.1
61,224	3/04	eFoodSafety.com Inc. Safety of fruit, vegetables, poultry, beef and seafood	20,863	9,796	0.1
67,904	12/03	Magic Media Networks, Inc. Digital display monitor networks	7,831	6,722	<.1
36,923	9/04	Material Technologies, Inc. Metal fatigue detection	78,672	4,800	<.1
295,500	7/04	Veridium Corp. Environmental services business	69,032	3,546	<.1
14,796	1/04	GeneThera, Inc. Molecular biotechnology products	36,014	1,065	<.1

		Total Investments in Non-Affiliates	$12,482,927	$9,805,423	22.1%

		Affiliate Investments (2)
13,240,000	8/05	Industrial Biotechnology Corp. Manufactures and markets flavors and fragrances	$2,170,068	$5,693,200	12.8%
2,915,489	6/05	Trio Industries Group, Inc, Protective powder coating	3,997,210	4,985,486	11.2
9,900,717	4/05	Fuel FX International, Inc. (privately held) Reductional environmental emissions	1,980,142	1,980,143	4.5
3,123,703	3/04	Health Sciences Group, Inc. Nutraceutical and pharmaceutical products	1,685,189	874,637	2.0
484,782,608	9/05	INSEQ Corp. Waste minimization	2,434,783	727,174	1.6

UTEK CORPORATION

Schedule of Investments—(Continued)

December 31, 2005

Shares	Initial Date of Acquisition	Affiliate Investments (2)	Original Cost Basis	Value	Percentage of Net Assets
6,343,573	4/04	HydroFlo, Inc. (8) Waste water treatment solutions	854,602	596,296	1.4
7,647,561	4/04	Manakoa Services Company Compliance analysis and monitoring	2,258,837	504,739	1.1
960,779	6/99	Clean Water Technologies, Inc. Environmental services	568,006	92,235	0.2
480,000	8/04	TenthGate, Inc. (privately held) Healthcare related products and services	—	3,840	<.1
4,221,165	4/01	Stealth Media Labs, Inc. Software products	1,708,000	—	0.0
100,000	8/04	Myrmidon Biomaterials, Inc., (privately held) Biomaterial tendon replacement	—	—	0.0

		Total Investments in Affiliates	$17,656,837	$15,457,750	34.8%

		Controlled Investment (3)
1,000	11/99	UTEK Real Estate Holdings, Inc., (privately held) Real estate development	2,126,573	1,888,396	4.2

		Total Investment in Controlled Investment	$2,126,573	$1,888,396	4.2%

		U.S. Treasuries and Certificates of Deposit (4)
	Various	U.S. Treasury Bills, maturities from 1/19/06 to 8/15/06, Interest rates from 3.712 to 4.234%	9,835,060	9,835,060	22.1
	Various	Certificates of Deposit, maturities from 2/17/06 to 6/30/06, interest rates from 3.15% to 3.9%	1,766,297	1,766,297	4.0

		Total Investments in U.S. Treasuries and CDs	$11,601,357	$11,601,357	26.1%

		TOTAL INVESTMENTS	$43,867,694	$38,752,926	87.2%

		Cash and other assets, less liabilities		5,688,192	12.8%

		Net assets at December 31, 2005		$44,441,118	100.0%

Notes to Schedule of Investments:

•	Except where otherwise noted, all of our investments listed above are in common stock of companies that are publicly traded over the counter, publicly traded on the American Stock Exchange or publicly traded on the Canadian Venture Exchange.

•	The above investments with the exception of the U.S. Treasuries, certificates of deposits and UTEK Real Estate Holdings, Inc. (see (3) below) are non-income producing. Equity investments that have not paid dividends within the last twelve months are considered non-income producing.

•	The value of all securities for which there is no readily available market value is determined in good faith by the Board of Directors. In making its determination the Board of Directors has considered valuation appraisals provided by an independent valuation service provider. (See Notes 1 and 2 to the consolidated financial statements.)

UTEK CORPORATION

Schedule of Investments—(Continued)

December 31, 2005

•	As of December 31, 2005, all of the securities that we own are subject to legal restrictions on resale with the exception of Circle Group Holdings, Inc., Israel Technology Acquisition Corp., and Fortress America Acquisition Corp. As a result, our ability to sell or otherwise transfer the securities we hold in our portfolio is limited.

•	Upon approval by the Board of Directors, management made the decision in the quarter ended September 30, 2005 to sell some of the investments that the Company had carried on its financial statements with a zero value for several quarters. Management determined that maintaining these investments was costly and the likelihood of future value was minimal. The following assets were removed from the schedule of investments as a result of this transaction: Provision Operation Systems, Inc., Advanced Recycling Sciences, Inc., Graphco Holdings Corp., Nubar, Inc., Assuretec Holdings, Inc., Prime Pharmaceutical Corporation, Primapharm Funding Corp., Silver Screen Studios, Inc., Mixed Entertainment, Inc., Hydrogen Technology Applications, Inc., Zkid Network Company, GreenWorks Corp. and Xeminex, Ltd.

(1)	These are non-affiliate investments. Non-affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which the Company owns less than 5% of the voting securities of the company.

(2)	These are affiliate investments. Affiliate investments are generally defined under the Investment Company Act of 1940 as companies which the Company owns at least 5% but not more than 25% of the voting securities of the company.

(3)	This is a control investment. Control investments are generally defined under the Investment Company Act of 1940 as companies in which the Company owns more than 25% of the voting securities of the Company. We own 100% of UTEK Real Estate Holdings, Inc. (“UREHI”), which holds three investments: Rosbon LLC, ABM of Tampa Bay, Inc., and Ybor City Group, Inc. UREHI holds 150 shares of the total shares outstanding of Rosbon LLC and all of the outstanding shares of ABM of Tampa Bay, Inc., and Ybor City Group, Inc.

(4)	The Company invests excess cash in a number of U.S. Treasury Bills and Certificates of Deposit. These short-term investments normally have three-month to one year maturities and do not qualify as cash or cash equivalents.

(5)	Non-U.S. company or principal place of business is outside the U.S.

(6)	Investment consists of a £1.25 million convertible debenture ($2,148,500 at December 31, 2005). The Company has recognized the value of the investment based upon the fair value of the 1,984,126 common shares underlying the convertible debenture.

(7)	Non-registered investment company.

(8)	Closed-end management investment company that has elected to be regulated as a business development company under the Investment Act of 1940.

See accompanying notes

UTEK CORPORATION

Schedule of Investments

December 31, 2004

Shares	Initial Date of Acquisition	Non–Affiliate Investments (1)	Original Cost Basis	Value	Percentage of Net Assets
2,550,000	4/04	Manakoa Services Company Risk management and continuity planning	$831,520	$1,147,500	5.0%
432,387	4/04	Xethanol Corporation (privately held) Developer of bioethanol products	1,043,075	1,080,968	4.7
20,550,000	9/04	Uniphyd Corporation Develops and operates managed care plans	588,568	534,300	2.3
1,284,000	6/03	E Med Future, Inc. Manufacturer of needle destruction device	684,909	462,240	2.0
9,255,882	2/04	Zkid Network Company Developer of proprietary software	984,437	305,444	1.3
80,000	11/04	GreenWorks Corporation, Environmental engineering and brownfield development	84,660	155,200	0.7
500,000	3/04	Swiss Medica, Inc. Developer of bioscience products	79,628	140,000	0.6
221,033	4/04	Power3 Medical Products, Inc. Developer of healthcare products	223,984	130,410	0.6
120,000	11/04	Xeminex Macedonia Ltd. (privately held) Developer of cost effective technologies for the extraction of metals and minerals from ores and industrial wastes	120,000	120,000	0.5
645,000	3/03	Sequiam Corporation Developer of biological authentication and biometrics technologies	185,726	116,100	0.5
129,730	10/04	Pacific Biometrics, Inc. Specialty central laboratory services	83,796	105,081	0.5
20,668	2/04	Telkonet, Inc. Networking and internetworking products	39,110	87,632	0.4
175,000	11/04	SinoFresh Healthcare, Inc. Developer and marketer of innovative therapies to treat inflammatory and infectious diseases	101,500	87,500	0.4
545,000	12/03	Magic Media Networks, Inc. Operator of digital display monitor networks	125,179	76,300	0.3
720,637	4/03	Intra-Asia Entertainment Corp. Developer of lighted technology devices	1,607,494	64,857	0.3
204,080	3/04	eFoodSafety.com, Inc. Safety of fruit, vegetables, poultry, beef and seafood	68,005	61,224	0.3
36,923	9/04	Material Technologies, Inc. Research and development of metal fatigue detection	78,672	50,585	0.2
56,916	7/04	eLinear, Inc.(4) Technology solutions provider of security	54,424	49,517	0.2
29,999	7/04	INyX, Inc. Aerosol drug delivery technologies	19,813	29,399	0.1
750,000	10/04	U.S. Wireless Online, Inc Wireless internet broadband networks	66,000	24,750	0.1
295,500	3/03	Veridium Corp. Environmental services business	69,032	14,775	0.1

UTEK CORPORATION

Schedule of Investments—(Continued)

December 31, 2004

Shares	Initial Date of Acquisition	Non–Affiliate Investments (1)	Original Cost Basis	Value	Percentage of Net Assets
133,333	4/04	Jenex Corp. (4) Developer of consumer and healthcare products	25,657	13,333	<.1
200,000	6/02	FullCircle Registry, Inc. Developer of emergency information technology	168,192	12,000	<.1
14,796	1/04	GeneThera, Inc. Molecular biotechnology products	36,014	10,505	<.1
4,000	11/01	Peak Entertainment Holdings, Inc. (4) Telecom, educational internet service	12,028	1,000	<.1
136,093	3/00	Graphco Holdings Corp. Developer of e-commerce technologies	959,606	—	0.0
63,193	3/01	Provision Operation Systems, Inc. Developer of Health Care Technology	39,614	—	0.0
47,615	1/02	Silver Screen Studios, Inc. Corporate management	46,949	—	0.0
633,750	2/02	Mixed Entertainment, Inc. Internet/technology services and products	53,161	—	0.0
48,000	4/02	Hydrogen Technology Applications, Inc. (privately held) Developer of energy technology	14,040	—	0.0
3,871	12/03	Assuretec Holdings, Inc. (privately held) Security solutions to automate, manage and authenticate identification documents	15,029	—	0.0
500,000	12/04	Bioflavorance Technology and Research, Inc. (privately held) Manufactures and markets flavors and fragrances	—	—	0.0

		Total Investments in Non-Affiliates	$8,509,822	$4,880,620	21.1%

		Affiliate Investments (2)
3,615,705	1/02	Circle Group Holdings, Inc. Digital design and consulting	$851,527	$6,797,526	29.4%
2,460,000	3/04	Health Sciences Group, Inc. Nutraceutical, pharmaceutical, and cosmeceutical products	1,168,826	1,180,800	5.1
6,708,529	4/04	HydroFlo, Inc. (5) Waste water treatment solutions	923,944	1,006,279	4.3
150	11/99	Rosbon, LLC, (privately held) Real estate development	90,705	61,324	0.3
960,779	6/99	Clean Water Technologies, Inc. Environmental services.	568,006	39,392	0.2
1,344,300	1/99	Clear Image, Inc. Medical and hospital equipment developer	1,349,775	—	0.0
900,000	5/99	Nubar, Inc. (privately held) Developer of construction materials	126,000	—	0.0
2,094,052	6/00	Advanced Recycling Sciences, Inc. Tire recycling methodologies	1,970,952	—	0.0
4,221,165	4/01	Stealth MediaLabs, Inc. Software Products	1,708,000	—	0.0

UTEK CORPORATION

Schedule of Investments—(Continued)

December 31, 2004

Shares	Initial Date of Acquisition	Affiliate Investments (2)	Original Cost Basis	Value	Percentage of Net Assets
1,493,550	9/01	Prime Pharmaceutical Corporation (privately held) (4) Pharmaceutical developments in dermatology	783,344	—	0.0
1,000,000	11/01	Primapharm Funding Corp. (privately held) (4) Intellectual property development	413,617	—	0.0
100,000	8/04	Myrmidon Biomaterials, Inc. (privately held) Commercialize a proprietary biomaterial	—	—	0.0

		Total Investments in Affiliates	$9,954,696	$9,085,321	39.3%

		U.S. Treasuries and Certificates of Deposit (3)
	Various	Certificates of Deposit, maturities from 2/17/05 to 6/30/05, interest rates from 1.50% to 2.75%	2,907,182	2,907,182	12.6
	Various	U.S. Treasury Bills, maturities from 2/10/05 to 8/15/05, Interest rates from 1.70% to 2.30%	2,623,744	2,623,744	11.4

		Total Investments in U.S. Treasuries and CDs	$5,530,926	$5,530,926	24.0%

		TOTAL INVESTMENTS	$23,995,444	$19,496,867	84.4%

		Cash and other assets, less liabilities		$3,596,076	15.6%

		Net assets at December 31, 2004		$23,092,943	100.0%

Notes to Schedule of Investments:

•	Except where otherwise noted, all of our investments listed above are in common stock of companies that are publicly traded over the counter, publicly traded on the American Stock Exchange or publicly traded on the Canadian Venture Exchange.

•	The above investments with the exception of Rosbon LLC are non-income producing. Equity investments that have not paid dividends within the last twelve months are considered non-income producing.

•	The value of all securities for which there is no readily available market value is determined in good faith by the Board of Directors. In making its determination the Board of Directors has considered valuation appraisals provided by an independent valuation service provider. (See Notes 1 and 2 to the consolidated financial statements).

•	As of December 31, 2004, all of the securities that we own are subject to legal restrictions on resale. As a result, our ability to sell or otherwise transfer the securities we hold in our portfolio is limited.

(1)	These are non-affiliate investments. Non-affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which the Company owns less than 5% of the voting securities of the company.

UTEK CORPORATION

Schedule of Investments—(Continued)

December 31, 2004

(2)	These are affiliate investments. Affiliate investments are generally defined under the Investment Company Act of 1940 as companies which the Company owns at least 5% but not more than 25% of the voting securities of the company.

(3)	The Company invests excess cash in a number of U.S. Treasury Bills and Certificates of Deposit. These short-term investments normally have three-month to one year maturities and do not qualify as cash or cash equivalents.

(4)	Non-U.S. company or principal place of business is outside the U.S.

(5)	Closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.

See accompanying notes

UTEK Corporation

Notes to Consolidated Financial Statements

1.    Nature of Business and Significant Accounting Policies

The Company

UTEK is a market-driven technology transfer business that assists companies in identifying and acquiring technologies. Technology transfer refers to the process by which new technologies, developed in universities, medical research centers and federal research laboratories, or similar research settings, are licensed to companies for commercial development and use. UTEK’s goal is to provide companies an opportunity to acquire and commercialize innovative technologies primarily developed by universities, medical research centers and federal research laboratories.

To effectuate a technology transfer transaction, we will typically create a newly formed company to acquire a new technology from a university, medical center or federal research laboratory and then exchange the securities of such newly formed company for securities in the company that acquires such newly formed company and the technology held by such newly formed company. This unique technology transfer process is called U2B®. The shares we receive in these exchanges will, in the course of our business, be sold for cash or other assets. We seek to sell our newly formed companies to publicly traded portfolio companies whenever possible, as this provides us with the potential for added liquidity.

A benefit of effectuating technology transfer transactions through our U2B® process is that such transactions do not result in a current taxable event for us for income tax purposes. We have not acquired, and do not currently intend to acquire, a new technology from a university, medical center and federal research laboratory in connection with our U2B® process without the agreement of a company to immediately acquire such new technology from us.

The Company is a non-diversified, closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). The Company’s investment objective is to increase its net assets by effectuating technology transfer transactions with companies pursuant to which the Company receives the securities of, or cash from, such companies in exchange for new technologies.

Principles of Consolidation

UTEK Corporation commenced operations in 1997 in the business of technology transfer originally incorporated under the laws of the State of Florida, and subsequently under the laws of the State of Delaware in July 1999. The consolidated financial statements include the accounts of UTEK Corporation and its wholly owned subsidiaries; UTEK-Europe, Ltd. (Europe), UTEKip Ltd. (Israel) and UTEK-EKMS, Inc. All intercompany transactions and balances are eliminated in consolidation.

These operating subsidiaries provide comprehensive technology transfer related services to the Company and its portfolio companies. Portfolio investments are held for the purpose of deriving investment income and future capital gains. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

Reclassifications

Certain reclassifications have been made to the 2004 and 2003 balances to conform with the 2005 financial statement presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

Cash and Cash Equivalents

The Company considers all highly liquid fixed income investments with maturities of three months or less at the time of acquisition, to be cash equivalents.

Investments

Pursuant to the requirements of the 1940 Act, our Board of Directors is responsible for determining, in good faith, the fair value of our securities and assets for which market quotations are not readily available. In making its determination, the Board of Directors has considered valuation appraisals provided by an independent valuation service provider. With respect to equity securities in privately owned companies, each investment is valued using industry valuation benchmarks, and then the value is assigned a discount reflecting the illiquid nature of the investment as well as our minority, non-control position. When an external event such as a purchase transaction, public offering, or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate our private equity valuation. Equity securities in public companies that carry certain restrictions on resale are generally valued at a discount from the market value of the securities as quoted on the national securities exchange or national securities association.

The Board of Directors bases its determination upon, among other things, applicable quantitative and qualitative factors. These factors may include, but are not limited to, type of securities, nature of business, marketability, market price of unrestricted securities of the same issue (if any), comparative valuation of securities of publicly-traded companies in the same or similar industries, current financial conditions and operating results, sales and earnings growth, operating revenues, competitive conditions and current and prospective conditions in the overall stock market.

Without a readily available market value, the value of our portfolio of equity securities may differ significantly from the values that would be placed on the portfolio if there existed a ready market for such equity securities, and the differences could be material. Substantially all of the Company’s investments owned at December 31, 2005, and December 31, 2004, (59.4% and 60.5% of net assets, respectively) are stated at fair value as determined by the Board of Directors, in the absence of readily available fair values. The Company uses the first-in, first-out (FIFO) method of accounting for sales of its investments.

Shares of stock provided by the Company’s clients in exchange for both strategic alliance services and technology transfer transactions are recorded at fair value on the day that the transactions are executed. The certificates are received subsequent to the transaction date.

Accounts Receivable

The Company provides an allowance for losses on trade receivables based on a review of the current status of existing receivables and management’s evaluation of periodic aging of accounts. The Company charges off accounts receivable against the allowance for losses when an account is deemed to be uncollectible. It is not the Company’s policy to accrue interest on past due receivables. The provision for doubtful accounts and notes was $25,750 and $62,705 for the years ended December 31, 2005, and 2004, respectively.

Fixed Assets

Fixed assets are stated at cost, less accumulated depreciation. Depreciation is recorded using the straight-line method over the estimated useful lives of the respective assets (generally five and seven years). Leasehold improvements are amortized over the shorter of the estimated useful life of the assets or lease term. The carrying amount of all long-lived assets is evaluated periodically to determine if adjustment to the depreciation and amortization period or the unamortized balance is warranted. The Company believes that no impairment of property and equipment exists at December 31, 2005. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized. When property, plant and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in the statement of operations.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

Impairment of Long-lived Assets

We account for long-lived asset impairments under Statement of Financial Accounting Standards No. 144 (SFAS 144), “Accounting for the Impairment or Disposal of Long Lived Assets.” Consistent with prior guidance, SFAS 144 requires a three-step approach for recognizing and measuring the impairment of assets to be held and used. The Company recognizes impairment losses on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. The impairment loss is measured by comparing the fair value of the asset to its carrying amount. Fair value is estimated based on discounted future cash flows. Assets to be sold must be stated at the lower of the assets carrying amount or fair value and depreciation is no longer recognized.

Goodwill

Goodwill is the excess cost over the fair value of net identifiable assets acquired relating to the September 2001 acquisition of UTEK-Europe, Ltd., the November 2004 acquisition of UTEK-EKMS, Inc., the December 2004 acquisition of Pharma-Transfer, Ltd., the January 2005 acquisition of UTEKip, Ltd., and the July 2005 acquisition of Knowledge Express. The Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets and, as a result, the related goodwill is not being amortized. Goodwill is reviewed for possible impairment at least annually or more upon the occurrence of an event or when circumstances indicate that the carrying amount is greater than its fair value. During the year ended December 31, 2005, the Company determined that there was no impairment in the value of goodwill.

The carrying amount of Goodwill at December 31, 2005 and 2004, is summarized in the following table:

	For the year ended December 31, 2005	For the year ended December 31, 2004
Beginning balance UTEK-Europe, Ltd.	$562,501	$523,807
Currency exchange adjustment—UTEK—Europe, Ltd.	(57,894)	38,693
Beginning balance UTEK-EKMS, Inc.	426,869	426,869
Beginning balance Pharma-Transfer, Ltd. purchase	528,553	528,553
Currency exchange adjustment—Pharma-Transfer, Ltd.	(54,400)	—
Goodwill relating to UTEKip, Inc. purchase	234,400	—
Goodwill relating to Knowledge Express purchase	1,488,110	—

Ending balance	$3,128,139	$1,517,922

Intangible Assets

Intangible assets include the website relating to the May 2002 acquisition of TechEx.com, the November 2003 acquisition of UVentures.com websites, the November 2004 acquisition of the UTEK-EKMS, Inc. website and the software of The Metrics Group, a wholly owned subsidiary of UTEK-EKMS, Inc., the website relating to the January 2005 acquisition of UTEKip, Ltd. and the website relating to the July 2005 acquisition of Knowledge Express. Accumulated amortization was $124,253 and $77,038 at December 31, 2005 and 2004, respectively. The software is being amortized over five years. At each balance sheet date, we evaluate the value of intangible assets for impairment. The Company believes that no impairment of intangible assets exists at December 31, 2005. The estimated aggregate amortization expense for each of the five succeeding fiscal years is as follows: 2006—$96,833; 2007—$88,561; 2008—$81,319; 2009—$61,436 and 2010—$15,000.

Income Taxes

Deferred taxes are provided on the asset and liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Fair Value of Financial Instruments

The fair value of trade accounts receivable and payable and certain accrued expenses approximate their carrying amounts in the financial statements due to the short maturity of such instruments. The fair value of U.S. Treasuries and certificates of deposit is recorded based upon their market value.

Earnings Per Share (EPS)

Earnings per share—Basic EPS is calculated based upon the weighted average number of shares outstanding during the year, while Diluted EPS also gives effect to all potentially dilutive common shares outstanding during each year such as options and warrants.

Revenue Recognition

Sale Of Technology Rights

The Company recognizes revenue from the sale of technology rights upon the exchange of the shares of our newly formed companies with companies (which companies then become our portfolio companies). The Company records revenue based on the fair value of the consideration received, as determined by the Board of Directors. In most cases, the consideration received for the rights is unregistered shares of common stock of the portfolio company. The common stock received is recorded as an investment at fair value as determined by the Board of Directors.

Consulting and Other Services

Strategic alliance services are performed pursuant to service agreements (usually one year in length) in which UTEK provides consulting services by identifying and evaluating technology acquisition opportunities in exchange for unregistered shares of the company or cash. These agreements are typically cancelable with thirty days notice.

Revenue from strategic alliance agreements in which unregistered shares of common stock are received before they are earned are deferred and recognized over the term of each agreement. For strategic alliance agreements in which the stock is received ratably over the agreement, revenue is recognized as earned. The common stock received as payment is recorded as an investment at fair value as determined by the Board of Directors. In some cases the Company is paid a fee in connection with a technology transfer transaction. In these instances, revenue is recognized upon consummation of the transaction.

Revenue from consulting contracts is recognized ratably over the term of the contract, typically ninety days. These contracts are generally paid in the form of cash.

Revenue from the sale of subscriptions to the Company’s websites generally is received in the form of cash and initially is deferred and subsequently recognized ratably over the term of the subscription.

Net Realized Gains/Losses and Net Change in Unrealized Appreciation/Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the original cost basis of the investment without regard to unrealized appreciation or depreciation previously

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Acquisition of Technology Rights

The cash costs invested in newly formed companies created by the Company in connection with its U2B® technology transfer process are recorded as “acquisition of technology rights” within expenses on the accompanying statements of operations.

Stock-Based Compensation

At December 31, 2005, the Company had two stock-based equity compensation plans, which are described more fully in Note 7. The Company accounts for these plans and related grants thereunder using the intrinsic value method prescribed in APB Opinion No. 25, “Accounting for Stock Issued to Employees.” No stock-based employee compensation cost is reflected in net increase (decrease) in net assets from operations, as all of the options granted under those plans had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect of the net increase (decrease) in net assets from operations and the net increase (decrease) in net assets from operations per share if the Company had applied the fair value recognition provisions of SFAS 123, “Accounting for Stock-based Compensation” to the stock-based employee compensation for the years ended December 31, 2005, 2004 and 2003.

The pro forma net increase (decrease) in net assets from operations and basic and diluted earnings per share for the years ended December 31, 2005, 2004 and 2003 would have been as follows:

	Year ended
	December 31, 2005	December 31, 2004	December 31, 2003
Net increase (decrease) in net assets from operations:
As reported	$2,095,675	$2,260,084	$(523,864)
Deduct: Total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(310,472)	(246,244)	(292,719)

Pro forma	$1,785,203	$2,013,840	$(816,583)

Net increase (decrease) in net assets from operations per share—Basic:
As reported	$.29	$.41	$(.12)
Pro forma	$.25	$.37	$(.19)
Net increase (decrease) in net assets from operations per share—Diluted:
As reported	$.29	$.37	$(.12)
Pro forma	$.24	$.33	$(.19)

The pro forma compensation costs presented above were determined using the weighted average fair values of options granted under the Company’s stock option plans during 2005, 2004 and 2003, estimated at $4.12, $2.53 and $2.26, respectively, on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

	2005	2004	2003
Expected dividend yield	0.00%	0.00%	0.00%
Expected volatility	27.97%	28.11%	23.84%
Risk-free interest	3.76% to 4.55%	2.78% to 5.91%	2.78% to 3.08%
Expected term	4 Years	5 years	5 years

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

Foreign currency translation

The Company translates the assets and liabilities of its non-U.S. functional currency subsidiaries into dollars at the current rates of exchange in effect at the end of each reporting period. Revenues and expenses are translated using rates that approximate those in effect during the period. Translation adjustments are included in the Consolidated Statement of Assets and Liabilities under the caption “Foreign currency translation adjustment.”

Recently Issued Accounting Pronouncements

In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) No. 123(R), “Share-Based Payment.” SFAS No. 123(R) requires compensation costs related to share-based payment transactions to be recognized in the financial statements over the period that an employee provides services in exchange for the award. This statement was originally effective for periods beginning after June 15, 2005, however in April 2005, the Securities and Exchange Commission issued a rule deferring the effective date until January 1, 2006. The Company has adopted the provisions of this statement as of January 1, 2006.

If the fair value method had been adopted in prior periods, the impact on the accompanying financial statements would be a reduction of net increase in net assets from operations of $310,472 and $246,244 in 2005 and 2004, respectively, and an increase in the net decrease in net assets from operations of $292,719 in 2003. The net increase (decrease) in net assets from operations per diluted share would have been reduced by $0.05, $0.04 and $0.07 for 2005, 2004 and 2003, respectively.

2.    Investments

The Company invests in portfolio companies that its management believes are positioned to benefit from the acquisition of new technology. Usually we execute our investments in portfolio companies through our U2B® technology transfer process.

In addition to technology transfer transactions, we offer strategic alliance consulting services. Strategic alliance services are performed pursuant to service agreements (usually one year in length) in which UTEK provides consulting services by identifying and evaluating technology acquisition opportunities in exchange for unregistered shares of the client company, or cash. These agreements may be terminated typically with 30 days notice by either party.

At December 31, 2005 and December 31, 2004, approximately 59.4% and 60.5% of our net assets, respectively, represented investments recorded at fair value as determined by the Board of Directors, with the assistance of appraisals provided by an independent valuation service provider, in the absence of readily available market values.

The values assigned to these securities are based upon available information and may not reflect amounts that could be realized if the Company found it necessary to immediately sell such securities, or amounts that ultimately may be realized. Accordingly, the fair values included in the accompanying schedule of investments may differ from the values that would have been used had a ready market existed for these securities and such differences could be material.

On September 30, 2005, the Company entered into an agreement and plan of acquisition with Ybor City Group, Inc. to acquire all of its issued and outstanding shares of capital stock for an aggregate purchase price of $3,150,000. Ybor City Group is a real estate holding company that owns a commercial real estate property in Tampa, Florida. UTEK financed the acquisition through the issuance of 119,134 shares of its common stock and a $1,500,000 mortgage. Ybor City Group, Inc. and the associated mortgage entered into by Ybor City Group, Inc. are included within UTEK Real Estate Holdings, Inc. within the Company’s portfolio investments.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

Upon approval by the Board of Directors, management made the decision to sell some of the investments that the Company had carried on its financial statements with a zero value for several quarters. Maintaining these investments was costly and the likelihood of future value was minimal. The following investments were included in the group of zero value shares: Provision Operation Systems, Inc., Advanced Recycling Sciences, Inc., Graphco Holdings Corp., Nubar, Inc., Assuretec Holdings, Inc., Prime Pharmaceutical Corporation, Primapharm Funding Corporation, Silver Screen Studios, Inc., Mixed Entertainment, Inc., Hydrogen Technology Applications, Inc., Zkid Network Company, GreenWorks Corporation, and Xeminex, Ltd.

During the year ended December 31, 2005, we completed the following fourteen technology transfer transactions and entered into the following thirty four strategic alliance agreements:

2005 Technology Transfers:

Date	Client Company	Intellectual Property Acquisition Company	Consideration— Unregistered Shares	Price Per Share(1)
January 10	Xethanol Corp.	Superior Separation Technologies, Inc.	250,000	$2.50
February 22	Health Sciences Group, Inc.	Open Cell Biotechnologies, Inc.	822,845	0.73
March 31	Swiss Medica, Inc.	Anti Depression Biohealth Solutions, Inc.	1,862,069(2)	0.19
June 30	Manakoa Services Corp.	Vigilant Network Technologies, Inc.	5,365,854	0.28
July 18	eLinear Corp.	Secure Voice Communications, Inc.	150,528	0.69
August 5	Industrial Biotechnology Corp.	Advanced Bioscience, Inc.	10,000,000 preferred A	0.20
August 15	Xethanol Corp.	Xylose Technologies, Inc.	567,857	3.02
September 1	Fuel FX International Inc.	Emissions-Reduction Technologies, Inc.	5,715,000	0.20
September 15	Inseq Corp.	Separation and Recovery Technologies, Inc.	434,782,608	0.055
September 30	Kwikpower International, PLC	Biodiesel Technologies, Inc.	(3)	1.08
October 3	Trio Industries Group, Inc.	Kenaf Core Technologies, Inc.	1,153,178	1.23
October 12	Fuel FX International, Inc.	Emissions Analysis, Inc.	3,500,000	0.20
November 17	Trio Industries Group, Inc.	Cornboard Technologies, Inc.	1,643,500	1.53
December 13	Advanced Refractive Technologies, Inc.	Optimetrix Technologies, Inc.	97,000 preferred B	10.65	(4)

(1)	Represents the valuation price per share at the date of transaction.
(2)	The Company also received $96,637 in cash.
(3)	Consideration consisted of a £1.25 million convertible debenture ($2,148,000 at December 31, 2005). The Company has recognized the value of the investment based upon the fair value of the 1,984,126 common shares underlying the convertible debenture.
(4)	Preferred B shares convertible into common shares based on a value of $1.0 million.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

2005 Strategic Alliances:

Date	Client Company	Total Shares of Common Stock per Agreement	Shares Earned in 2005
January 5	Industrial Biotechnology Corp. (1)	240,000	240,000
March 4	KP Renewables, plc	50,000	41,128
March 16	Small Town Radio, Inc.	6,000,000	(2)
March 17	Xethanol Corp.	30,000	22,500
March 22	AdAl Group, Inc.	20,000	15,000
April 4	Maelor PLC (3)	177,671	176,250
April 14	NutraCea, Inc.	359,182	359,182
April 19	WebSky, Inc.	480,000	334,667
April 25	Rival Technologies, Inc.	120,000	81,667
May 6	Shumate Industries, Inc.	171,432	106,915
May 6	Preservation Sciences, Inc (4)	413,482	165,616
May 18	Advanced Refractive Technologies, Inc (formerly Visijet, Inc.)	1,533,333	492,511
May 20	Vitacube Systems Holding, Inc.	54,857	33,619
May 23	Hybrid Fuel Systems, Inc.	166,666	201,615
May 23	Incode Technologies Corp.	50,000,000	(2)
May 31	Fuel FX International, Inc.	342,860	260,005
June 7	Modern Technology Corp.	750,000	422,917
June 28	BP International, Inc.	660,000	333,667
June 29	Trio Industries Group, Inc.	118,811	59,736
August 22	In Veritas Medical Diagnostics, Inc.	(5)	(5)
August 23	Dataram Corp.	(6)	(6)
August 25	TenthGate	240,000	83,871
August 29	Broadcast International, Inc.	40,000	13,547
September 2	Telecommunications Systems, Inc.	(7)	(7)
September 6	Episys, Ltd.	(8)	(8)
September 9	World Energy Solutions (Advanced 3-D Ultrasound Services, Inc.)	31,413	9,895
September 9	New Life Scientific, Inc.	85,714	26,428
September 9	Fuel FX International, Inc.	342,857	106,665
September 16	Quest Minerals & Mining Corp.	800,000	231,111
September 28	American Soil Technologies, Inc.	342,857	87,618
November 30	Amazing Technologies Corp.	30,379	2,532
December 6	Navteq Corporation	(9)	(9)
December 15	Synthetic Blood International, Inc.	(10)	(10)
December 29	Metamorphix Global	60,000	328

(1)	The original agreement was with Bioflavorance Technology and Research, Inc. Those shares were exchanged for shares in Industrial Biotechnology Corp.
(2)	The Company has not received the shares, the agreement was cancelled and no revenue was recognized.
(3)	Agreement expired in July 2005.
(4)	Agreement was cancelled in September 2005.
(5)	The fair value of the agreement is $150,000 in unregistered common shares. The Company has not received the shares and subsequently has written off the investment and the income recognized in previous periods.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

(6)	The fair value of the agreement is $67,500 in cash. The Company has recognized consulting fees of $57,500 to date.
(7)	The fair value of the agreement is $75,000 in cash. The Company has recognized consulting fees of $50,000 to date.
(8)	The fair value of the agreement is £60,000 ($103,128 at December 31, 2005). The Company has recognized consulting fees of £23,500 ($40,392 at December 31, 2005) to date.
(9)	The fair value of the agreement is $96,000 in cash. The Company has recognized consulting fees of $8,000 to date.
(10)	The fair value of the agreement is $120,000. The Company has recognized consulting fees of $3,000 to date.

On May 19, 2005, UTEK-EKMS, Inc, one of our subsidiaries, entered into an agreement with Meridex Software Corp. for license representation. The Company has not received the shares and subsequently has written off the investment and the income recognized in previous periods.

During the year ended December 31, 2004, we completed the following eleven technology-transfer transactions and entered into the following twenty strategic alliance agreements:

Date	Client Company	Intellectual Property Acquisition Company	Consideration— Unregistered Shares of Common Stock	Price per share(1)
April 30	Zkid Network Company	Web Safe Technologies, Inc.	9,550,000	$0.09
June 25	Xethanol Corp.	Advanced Biomethanol Technologies, Inc.	200,000	2.50
August 2	HydroFlo, Inc.	Arsenic Removal Technologies, Inc.	2,823,529	0.14
August 5	Manakoa Services Company	Advanced Cyber Security, Inc.	2,000,000	0.27
August 10	Power3 Medical Products, Inc.	Ice Technologies, Inc.	141,000	1.38
September 30	Xethanol Corp.	Ethanol Extraction Technologies, Inc.	169,230	2.50
October 25	Health Sciences Group, Inc.	Polymann Technologies, Inc.	1,160,000	0.46
October 25	Health Sciences Group, Inc.	Apple Peel Technologies, Inc.	1,200,000	0.46
December 17	Bioflavorance Technology & Research, Inc.	Advanced Flavors and Fragrances, Inc.	(2)
December 17	Hydroflo, Inc.	Safety Scan Technology, Inc.	3,485,000	0.13

(1)	Represents the valuation price per share at the date of the transaction.
(2)	The Company was to receive 500,000 shares of Bioflavorance Technology & Research, Inc., 20,000,000 shares of Uniphyd Corporation and 175,000 shares of Sinofresh, Inc. These shares were subsequently exchanged for 3,000,000 shares of Industrial Biotechnology Corp.

On August 2, 2004, the Company assisted Shriners Hospitals for Children in transferring a tendon replacement technology they had developed and patented to Crystal Point Partners. As consideration for the services it rendered in connection with the transfer, the Company received 50% of the upfront consideration from the license agreement with Shriners Hospitals for Children and Myrmidon Biomaterials, Inc., including 100,000 unregistered shares of common stock from Myrmidon Biomaterials, Inc.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

2004 Strategic Alliances:

Date	Client Company	Total Shares of Common Stock per Agreement	Shares Earned in 2004	Shares Earned in 2005
January 26	GeneThera, Inc. (1)	30,000	14,796	—
February 17	Zkid	705,882	634,883	70,999
February 18	Telkonet, Inc. (2)	38,585	20,668	—
March 12	Health Sciences Group, Inc.	100,000	83,330	16,670
March 29	Swiss Medica, Inc.	500,000	350,000	150,000
March 30	eFoodSafety.com, Inc.	204,080	190,709	13,371
April 1	Xethanol Corp.	63,157	47,367	15,790
April 5	Manakoa Services Company	150,000	110,416	39,584
April 16	Power3 Medical Products, Inc. (4)	240,000	80,000	—
April 23	Jenex Corp.	133,333	133,333	—
April 28	HydroFlo, Inc.	400,000	268,886	131,114
May 27	eLinear, Inc.	(4)	56,916	59,617
July 1	INyX, Inc. (5)	126,316	31,578	—
July 8	Veridium Corp.	300,000	173,000	127,000
September 27	Material Technologies, Inc.	36,923	9,638	27,285
September 28	Uniphyd Corp. (6)	300,000	139,999	160,001
September 30	Pacific Biometrics, Inc.	129,730	32,430	97,300
October 18	U.S. Wireless Online, Inc.	750,000	150,000	600,000
November 16	GreenWorks Corporation (6)	80,000	9,778	—
November 29	Xeminex Macedonia, Ltd. (6)	120,000	20,000	—

(1)	Agreement was cancelled in October 2004; 15,204 shares were returned to GeneThera, Inc.
(2)	Agreement was cancelled in July 2004; 17,917 shares were returned to Telkonet, Inc.
(3)	Agreement was cancelled in August 2004; 160,000 shares were returned to Power3 Medical Products, Inc.
(4)	Agreement provided for $10,000 per month in unregistered common shares.
(5)	Agreement was cancelled in October 2004; the shares were being sent monthly.
(6)	Agreement was cancelled as shares were never received.

3.    Fixed Assets

Fixed assets consist of the following:

	December 31,
	2005	2004
Computer Equipment	$255,628	$86,651
Furniture and Fixtures	172,185	96,509
Leasehold Improvements	38,762	37,016
Land (1)	—	300,000

	466,575	520,176
Less accumulated depreciation	(155,472)	(109,736)

	$311,103	$410,440

(1)	In 2004, the Company acquired land through an acquisition of ABM of Tampa Bay (see Note 8). This land was intended to be used for the expansion of the corporate offices. In 2005, the Company acquired buildings through a separate acquisition which will be used, in part, for the relocation of the Company’s corporate facilities. As a result, the land is now held for sale and has been consolidated within UTEK Real Estate Holdings, Inc. and reflected as a portfolio investment within the Company’s controlled investments at December 31, 2005.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

4.    Note Payable

In April 2003, the Company obtained a loan for $1,000,000 at 12% per annum with interest paid in advance, which resulted in net proceeds of $760,000 with an effective interest rate of approximately 14%. The term of the loan was two years, and no principal payments were required prior to maturity. The loan was non-recourse except with respect to 360,360 unissued shares of common stock of UTEK Corporation pledged as collateral to secure the loan. In January 2004, we repaid the loan we obtained by issuing 125,715 shares of our common shares to the lender. The balance owed at the time the shares were issued was $880,000. The shares were issued at an effective value of $7.00 per share. The Company recognized $88,000 and $32,000 of interest expense within general and administrative expenses on the accompanying 2003 and 2004 statements of operations, respectively.

5.    Income Taxes

The Company accounts for income taxes under FASB No. 109, “Accounting for Income Taxes” (SFAS No. 109). Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

The components of the income tax provision on operations, excluding income tax expense (benefit) on realized gains (losses) and unrealized appreciation (depreciation) of investments are as follows:

	Year Ended December 31,
	2005	2004	2003
Current:
Federal	$—	$—	$—
State	—	—	—
Foreign	—	—	—

	$—	$—	$—

Deferred:
Federal	$3,226,692	$530,196	$95,795
State	337,535	56,604	16,398

	3,564,227	586,800	112,193

	$3,564,227	$586,800	$112,193

A reconciliation of the differences between the effective income tax rate and the statutory federal tax rate follows:

	Year Ended December 31,
	2005	2004	2003
Tax at U.S. statutory rate	$3,213,699	$520,037	$99,487
State taxes, net of federal benefit	337,535	56,604	10,766
Other	12,993	10,159	1,940

	$3,564,227	$586,800	$112,193

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

Significant components of the Company’s deferred tax assets and liabilities are as follows:

	As of December 31,
	2005	2004
Net operating loss carryforward	$2,806,594	$1,613,704
Tax credit carryforward	—	—
Other	2,690	2,888
Investments	(5,400,121)	(2,931,133)

Net deferred tax asset (liability)	$(2,590,837)	$(1,314,541)

SFAS No. 109 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all the evidence, both positive and negative, management has determined that a valuation allowance was not necessary as of December 31, 2005 and 2004.

At December 31, 2005, the Company had available U.S. net operating loss carryforwards of approximately $6,878,000 which expire as follows: 2020—$977,000; 2021—$1,137,000; 2022—$371,000; 2023—$1,640,000 and 2025—$2,753,000.

6.    Stockholders’ Equity

Transactions in common stock for the three years ended December 31, 2005, were as follows:

Common Stock	Shares	Par Value	Paid-In Capital
Balance at December 31, 2002	3,925,672	39,257	7,058,941

Employee stock options exercised	60,000	600	355,400
Private placement—April 2003	330,000	3,300	887,200
Private placement—July 2003	146,450	1,465	780,792
Private placement—November 2003	257,000	2,570	1,395,430
Private placement—December 2003	71,428	714	465,786

Balance at December 31, 2003	4,790,550	$47,906	$10,943,549

Employee stock options exercised	142,500	1,425	1,016,450
Warrants exercised	15,681	157	(157)
Loan repayment	125,715	1,257	832,633
Private placement—January 2004	407,986	4,080	2,566,232
Private placement—April 2004	100,000	1,000	899,000
Exempt offering—September 2004	350,000	3,500	3,667,242
Acquisition of UTEK-EKMS, Inc.	20,605	206	299,794
Acquisition of Pharma-Transfer, Ltd.	29,592	296	434,704
Acquisition of ABM of Tampa Bay, Inc	20,534	205	299,795

Balance at December 31, 2004	6,003,163	$60,032	$20,959,242

Employee stock options exercised	246,750	2,468	1,660,832
Warrants exercised	16,993	170	(170)
Acquisition of UTEKip, Ltd	19,895	199	299,801
Acquisition of Ybor City Group, Inc.	119,134	1,191	1,648,809
AIM Listing	1,224,610	12,246	12,461,671
Private Placement—August 2005	330,960	3,310	3,317,478

Balance at December 31, 2005	7,961,505	79,616	$40,347,663

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

On April 11, 2005, the Company sold 1,224,610 shares of its common stock to certain institutional and other investors located outside the United States for net proceeds of approximately $12.5 million. In connection with this offering, the Company listed its shares of common stock for trading on the AIM market of the London Stock Exchange.

7.    Stock Compensation, Stock Options and Warrants

Pursuant to an agreement we entered into in connection with our initial public offering, the Company issued 100,000 warrants on October 25, 2000, at $.0003 to the underwriter, to purchase an equal number of shares of the Company’s common stock. These warrants were exercisable at $9.90 per share and expired on October 25, 2005.

The Company accounts for stock grants to employees in exchange for services in accordance with APB No 25, “Accounting for Stock Issued to Employees”. Stock grants to non-employees in exchange for services are accounted for in accordance with FAS 123, “Accounting for Stock-Based Compensation.” There were no expenses related to stock grants to employees and non-employees in exchange for services during fiscal 2005, 2004, and 2003.

The Company adopted a stock option plan in September 1999 (the “1999 Plan”) and a non-qualified stock option plan in February 2000 (the “2000 Plan”). Under the terms of the 1999 Plan, as amended, the Company is authorized to issue options to purchase up to 1,385,000 shares of the Company’s common stock. The options are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code (the “Code”), however, options may be issued under the 1999 Plan, as amended, that do not qualify for incentive treatment under the Code. Under the terms of the 2000 Plan, the Company is authorized to issue options to purchase up to 315,000 shares of the Company’s common stock. Under the 2000 Plan, as amended, the Company may only issue options that do not qualify for incentive treatment under Section 422 of the Code. Options, under both plans, are granted at the fair market value of the stock on the date of grant, except in the case of a more than 10% shareholder for which grants are exercisable at 110% of fair market value of the stock on the date of grant. Options generally become fully vested three to four years from the date of grant and expire five years from the date of grant. At December 31, 2005, 745,983 options from the plans were available for grant.

A summary of the Company’s stock option activity during the three year period ended December 31, 2005, and related information follows:

	Weighted Average Exercise Price
	Options	Per Share	Warrants	Per Share
Outstanding at December 31, 2002	637,534	$6.79	100,000	$9.90
Granted	160,000	6.64	—	—
Exercised	(60,000)	5.93	—	—
Canceled / Expired	(117,517)	7.20	—	—

Outstanding at December 31, 2003	620,017	$6.89	100,000	$9.90

Granted	116,000	14.22	—	—
Exercised	(142,500)	7.14	(41,890)	9.90
Canceled / Expired	(19,500)	11.10	—	—

Outstanding at December 31, 2004	574,017	$6.89	58,110	$9.90

Granted	195,000	14.07	—	—
Exercised	(246,750)	6.72	(54,210)	9.90
Canceled / Expired	(17,500)	8.01	(3,900)	9.90

Outstanding at December 31, 2005	504,767	11.16	—	—

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

The following table summarizes information about outstanding and exercisable stock options at December 31, 2005:

	Outstanding Options			Exercisable Options
Range of Exercise Price	Number Outstanding at 12/31/05	Weighted Average Exercise Price	Remaining Contractual Life	Number Exercisable at 12/31/05	Weighted Average Exercise Price
$5.64 - $6.99	65,773	$6.57	2.30	59,523	$6.52
$7.05 - $8.40	156,494	7.25	1.30	148,994	7.19
$12.55 - $15.57	282,500	14.39	4.28	115,503	14.57

	504,767	$11.16	3.10	324,020	$9.70

8.    Employee Benefit Plan

In 2003, the Company adopted the UTEK Corporation Simple IRA Plan (the “Plan”) for employees of the Company and its subsidiaries. The Plan allows employees who satisfy the service requirements of the Plan to contribute pre-tax wages to the Plan, subject to legal limits, $10,000 in 2005 with “catch up” deferrals of an additional $2,000 for participants age 50 and older. The Company matches 100% of the first 3% of wages contributed by employees. The Company’s matching contributions vest immediately and were $58,164, $23,155, and $11,149 in 2005, 2004 and 2003, respectively.

9.    Acquisitions

On November 29, 2004, the Company purchased 100% of the outstanding stock of UTEK-EKMS, Inc. for $300,000 in unregistered shares of the Company’s common stock. Accordingly, the results of operations for UTEK-EKMS, Inc. have been included in the accompanying consolidated financial statements from that date forward. The acquisition was made for the purpose of expanding our strategic alliance services with the analysis of intellectual property.

On December 16, 2004, the Company purchased 100% of the outstanding stock of Pharma-Transfer, Ltd. for $435,000 in unregistered shares of the Company’s common stock. Accordingly, the results of operations for Pharma-Transfer, Ltd. have been included in the accompanying consolidated financial statements from that date forward. The acquisition was made for the purpose of expanding our online technology-transfer services.

On December 29, 2004, the Company purchased 100% of the outstanding stock of ABM of Tampa Bay, Inc. for $300,000 in unregistered shares of the Company’s common stock. The sole asset consists of land and therefore, there are no operating results included in the accompanying consolidated financial statements. The acquisition was made for the purpose of a potential expansion of the corporate offices.

On January 29, 2005, the Company purchased 100% of the outstanding stock of INTRA-DMS, Ltd. for $300,000 in unregistered shares of the Company’s common stock. Accordingly, the results of operations for INTRA-DMS, Ltd. have been included in the accompanying consolidated financial statements from that date forward. The acquisition was made for the purpose of expanding our strategic alliance services with the analysis of intellectual property. As one of our wholly-owned subsidiaries, INTRA-DMS, Ltd. has changed its name to UTEKip, Ltd.

On July 7, 2005, the Company purchased 100% of the assets of Knowledge Express Data Systems (“Knowledge Express”); a U.S. based on-line IP information service, for $1,500,000 in cash. Knowledge Express is positioned to service the IP needs of UTEK, its subsidiaries and its customers. The purchase price has been allocated to the underlying assets purchased (and liabilities) based on their estimated fair values. The resulting goodwill from this transaction is approximately $1,500,000.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

The value of the stock issued in the acquisitions noted above was determined based on the average market price of the shares over the five days before the terms of the acquisition agreements were agreed upon and publicly announced.

Following is a condensed balance sheet showing the fair values of the assets acquired and the liabilities assumed as of the respective dates of acquisition:

	UTEK- EKMS, Inc.	Pharma Transfer, Ltd.	UTEKip, Ltd.	Knowledge Express
Assets
Cash and cash equivalents	$27,578	$2,610	$—	$26,423
Accounts receivable net of allowance for bad debt	69,094	18,045	18,780	141,100
Prepaid Expenses and other current assets	8,489	—	—	97,477
Fixed assets	15,000	1,658	14,788	113,000
Intangible assets	25,000	123,263	74,396	150,000
Goodwill acquired in the acquisition	426,869	528,553	246,773	1,488,110

	572,030	674,129	354,737	2,016,110

Liabilities
Accrued Expenses	23,738	74,549	31,221	58,102
Deferred Income	—	164,580	—	458,008
Short term debt	248,292	—	23,516	—

	272,030	239,129	54,737	516,110

Net assets acquired	$300,000	$435,000	$300,000	$1,500,000

Pro forma financial information for the acquisitions has not been presented as the impact would be immaterial.

10.    Segment Reporting

The Company’s principal area of activity is technology transfer services. The Company has three reportable operating segments: United Kingdom, Israel and the United States. The United Kingdom segment includes our wholly owned subsidiary UTEK-Europe, Ltd. The Israel segment includes our wholly owned subsidiary UTEKip, Ltd.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

A summary of revenues and other financial information by reportable operating segment is shown below:

	United Kingdom (1)	Israel (2)	United States (3)	Consolidated
Total assets December 31, 2005	$1,251,491	$432,453	$47,322,016	$49,005,960
Total assets December 31, 2004	1,338,035	—	24,541,609	25,879,644

	For the year ended December 31, 2005
Income from Operations	$830,316	$204,596	$21,708,911	$22,743,823
Income (loss) before interest, other expenses and income taxes	(140,017)	(232,292)	9,823,927	9,451,618
Depreciation and amortization	25,485	17,943	101,006	144,434

	For the year ended December 31, 2004
Income from Operations	$605,745	$—	$6,582,870	$7,188,615
Income (loss) before interest, other expenses and income taxes	(120,250)	—	1,680,919	1,560,669
Depreciation and amortization	2,989	—	50,190	53,179

	For the year ended December 31, 2003
Income from Operations	$537,834	$—	$3,267,343	$3,805,177
Income (loss) before interest, other expenses and income taxes	(42,924)	—	335,685	292,761
Depreciation and amortization	2,031	—	39,253	41,284

(1)	Pharma Transfer Ltd. was purchased in December 2004, therefore there is minimal Pharma Transfer Ltd. financial information included in the United Kingdom operations in the year ended December 31, 2004 and there is no financial information included in the United Kingdom operations or assets in the year ended December 31, 2003.
(2)	UTEKip, Ltd. was purchased in January 2005, therefore there is no financial information included in the Israel operations or assets for the years ended December 31, 2004 and 2003.
(3)	Knowledge Express Data Systems was purchased on July 7, 2005, therefore there is no financial information included in the United States operations or assets for the year ended December 31, 2004 and 2003.

11.    Commitments and Contingencies

From time to time, some of the Company’s portfolio companies may receive correspondence or other notices of alleged breach of the license agreement. Some of these correspondences and notices provide for a period of time in which to cure the alleged breach. The failure of the portfolio companies to cure the alleged breach may have a material adverse impact on the Company’s results of operations and financial position.

Effective September 1, 2004, the Company entered into a three year employment agreement with its Chief Executive Officer, Clifford M. Gross, providing for an annual base salary of $300,000 for his services. In addition to his salary, Dr. Gross will receive a reasonable allowance for an automobile and certain severance benefits.

The Company leases its office facilities for various terms under long-term, non-cancelable operating lease agreements. The leases expire at various dates through 2010 and provide for various renewal options. In the normal course of business, it is expected that these leases will be renewed or replaced by leases on other properties. The leases provide for increases in future minimum annual rental payments. Lease expense charged to operations for the years ended December 31, 2005, 2004 and 2003 are $122,418, $78,145, and $41,915 respectively.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

The following is a schedule by year of future minimum rental payments required under the operating lease agreements:

2006	$131,100
2007	104,860
2008	36,978
2009	26,188
2010	1,301
Thereafter	—

$300,427

12.    Related Party Transactions

Sam Reiber, the Company’s General Counsel and a director of the Company, is also a partner with the law firm Linsky & Reiber in Tampa, Florida. Linsky & Reiber has received approximately $57,598, $17,967 and $16,197 in compensation in 2005, 2004 and 2003, respectively, for services performed for the Company and holds 6,100 shares of the Company’s common stock.

13.    Interim Financial Information (Unaudited)

	March 31	June 30	September 30	December 31
Fiscal year 2005:
Income from operations (Revenue)	$2,538,529	$2,542,797	$10,448,383	$7,214,114
Net income from operations	174,273	28,713	3,733,289	1,951,555
Net increase (decrease) in net assets from operations	(2,961,173)	(742,038)	5,663,261	135,625
Net increase (decrease) in net assets from operations per share
Basic	$(.49)	$(.10)	$0.75	$.02
Diluted	$(.49)	$(.10)	$0.74	$.02

	March 31	June 30	September 30	December 31
Fiscal year 2004:
Income from operations (Revenue)	$410,099	$1,925,587	$2,040,486	$2,812,443
Net income (loss) from operations	(278,339)	342,853	472,186	406,022
Net increase (decrease) in net assets from operations	8,427,057	(774,189)	(7,202,711)	1,809,927
Net increase (decrease) in net assets from operations per share
Basic	$1.70	$(.14)	$(1.28)	$.33
Diluted	$1.60	$(.14)	$(1.28)	$.30

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

14.    Subsequent Events

On February 8, 2006, the Company consummated a financing which raised approximately $10 million (before expenses) from the sale of 816,330 shares of common stock. Piper Jaffray, & Co. received an aggregate commission of $702,000.

Unaudited – On March 30, 2006, the Company entered into an agreement and plan of acquisition with 22nd Street of Ybor City, Inc. to acquire all of its issued and outstanding shares of capital stock for an aggregate purchase price of $2,000,000. 22nd Street of Ybor City, Inc. is a real estate holding company that owns a commercial real estate property in Tampa, Florida. UTEK will purchase 100% of the outstanding shares of 22nd Street of Ybor City, Inc. through the issuance of 82,919 shares of its common stock plus a cash payment of $1,000,000. The acquired business will be operated by UTEK Real Estate Holding, Inc., one of UTEK’s portfolio companies.

Unaudited – On March 30, 2006, the Company declared a dividend of $0.02 per share to stockholders of record as of April 28, 2006. The dividend is payable on May 19, 2006.

Unaudited – Subsequent to December 31, 2005 and through April 3, 2006, the Company completed seven technology transfer transactions in which we received unregistered common shares of stock of the entity acquiring our newly formed company. The shares acquired by us in these transactions were acquired in tax-free stock-for-stock exchanges and are restricted and may only be resold by us pursuant to the requirements of the Securities Act of 1933. The revenue associated with the shares received will be determined based upon valuations in accordance with our valuation policy as of the closing date of each transaction.

SELECTED PER SHARE DATA AND RATIOS

	Year Ended December 31
	2005	2004	2003	2002	2001
Per share information: (1)
Net asset value, beginning of year	$3.85	$2.33	$1.87	$2.53	$2.24
Net increase from operations(1)	.29	.16	.04	.04	.23
Net change in realized and unrealized appreciation/depreciation on investments (after taxes) (1)	(1.19)	(.32)	(.53)	(.73)	(.14)
Foreign currency translation adjustment (1)	(.02)	.01	.01	.01	(.01)
Net increase from stock transactions (1)	2.65	1.67	.94	.02	.21

Net asset value, end of year	$5.58	$3.85	$2.33	$1.87	$2.53

Per share market value, end of year	$13.79	$14.99	$11.10	$6.25	$7.10

Investment return, based on market price at end of period	8%	35%	78%	(12)%	23%

Ratios/supplemental data:
Net assets, end of year	$44,441,118	$23,092,943	$11,152,370	$7,346,057	$9,909,440
Ratio of expenses to average net assets	39%	33%	38%	36%	28%
Ratio of net income to average net assets	17%	6%	2%	2%	10%
Diluted weighted average number of shares outstanding during the year	7,325,312	6,098,537	4,266,918	3,921,535	3,882,914

(1)	Calculated based on diluted weighted average number of shares outstanding during the year.

UTEK Corporation

Consolidated Statements of Assets and Liabilities

(Unaudited)

	March 31, 2006	December 31, 2005
	(Unaudited)
ASSETS
Investments:
Non-affiliate investments (cost: 2006—$14,469,863; 2005— $12,482,927)	$11,641,284	$9,805,423
Affiliate investments (cost: 2006—$24,560,957; 2005—$17,656,837)	25,022,420	15,457,750
Controlled investments (cost: 2006—$4,126,573; 2005—$2,126,573)	3,970,085	1,888,396
U.S. Treasuries and certificates of deposit (cost: 2006—$18,052,349; 2005—$11,601,357)	18,052,349	11,601,357

Total investments	58,686,138	38,752,926
Cash and cash equivalents	5,039,348	5,275,626
Accounts receivable, net of allowance for bad debt	376,477	746,207
Due from—affiliate	240,752	—
Prepaid expenses and other assets	395,683	448,810
Fixed assets, net	303,946	311,103
Goodwill	2,905,412	3,128,139
Intangible assets	320,887	343,149

TOTAL ASSETS	68,268,643	49,005,960

LIABILITIES
Dividend payable	177,865	—
Accrued expenses	559,493	367,763
Deferred revenue	1,481,210	1,606,242
Deferred tax liability	5,943,646	2,590,837

TOTAL LIABILITIES	8,162,214	4,564,842

NET ASSETS	$60,106,429	$44,441,118

Commitments and Contingencies
Composition of net assets:
Preferred stock, $.01 par value, 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.01 par value, 19,000,000 shares authorized; 8,893,254 shares issued and outstanding at March 31, 2006 and 7,961,505 shares issued and outstanding at December 31, 2005	$88,933	$79,616
Additional paid-in capital	50,614,193	40,347,663
Accumulated income:
Accumulated net operating income	13,565,765	10,134,057
Net realized loss on investments, net of tax	(2,585,813)	(2,968,399)
Net unrealized depreciation of investments, net of deferred tax	(1,573,973)	(3,138,939)
Foreign currency translation adjustment	(2,676)	(12,880)

Net assets	$60,106,429	$44,441,118

Net asset value per share	$6.76	$5.58

See accompanying notes

UTEK Corporation

Consolidated Statements of Operations

(Unaudited)

	Three Months Ended March 31,
	2006	2005
Income from operations:
Sale of technology rights	$10,214,930	$1,676,143
Consulting and other services	1,353,481	802,692
Investment income, net	238,595	59,694

	11,807,006	2,538,529

Expenses:
Acquisition of technology rights	2,624,000	571,673
Salaries and wages	693,618	437,159
Professional fees	281,426	184,072
Sales and marketing	809,173	507,573
General and administrative	1,611,434	558,635

	6,019,651	2,259,112

Income before income taxes	5,787,355	279,417
Provision for income taxes	2,177,781	105,144

Net income from operations	3,609,574	174,273

Net realized and unrealized gains (losses):
Net realized gain on investments, net of income tax expense of $230,828 and $15,163 for 2006 and 2005, respectively	382,586	25,133
Change in unrealized appreciation (depreciation) of investments, net of deferred tax expense (benefit) of $944,199 and ($1,434,148) for 2006 and 2005, respectively	1,564,966	(3,160,579)

Net increase (decrease) in net assets from operations	$5,557,126	$(2,961,173)

Net increase (decrease) in net assets from operations per share:
Basic	$0.66	$(0.49)
Diluted	$0.65	$(0.49)
Weighted average shares:
Basic	8,427,633	6,062,203
Diluted	8,506,471	6,062,203

Dividend declared per share:	$0.02	$0.00

See accompanying notes

UTEK Corporation

Consolidated Statements of Cash Flows

(Unaudited)

	For the Three Months Ended March 31,
	2006	2005
Operating Activities:
Net increase (decrease) in net assets from operations	$5,557,126	$(2,961,173)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Change in net unrealized (appreciation) depreciation of investments	(2,509,165)	4,595,428
Depreciation and amortization	46,204	27,230
Goodwill impairment—UTEKip, Ltd.	234,940	—
Gain on sale of investments	(613,414)	(40,296)
Stock compensation	80,810	—
Deferred income taxes	3,352,809	(1,314,541)
Investment securities received in connection with the sale of technology rights	(10,214,930)	(1,579,470)
Consulting and other services rendered in exchange for investment securities	(402,770)	(290,362)
Changes in operating assets and liabilities:
Accounts receivable	369,730	(140,502)
Prepaid expenses and other assets	53,127	(272,925)
Deferred revenue	448,059	5,383
Accrued expenses	191,730	(5,863)

Net cash used in operating activities	(3,405,744)	(1,977,091)

Investing Activities:
Acquisition of 22nd Street of Ybor City, Inc.	(1,000,000)	—
Advances to affiliate	(240,752)	—
Proceeds received on sale of equity investments	1,446,373	60,604
(Purchases) sales of short term investments	(6,212,397)	1,014,515
Purchases of fixed assets	(17,737)	(43,520)

Net cash provided by (used by) investing activities	(6,024,513)	1,031,599

Financing Activities:
Payments of bank debt	—	(23,516)
Net proceeds from issuance of common stock	8,955,182	808,000
Proceeds from exercise of stock options	239,854	—

Net cash provided by financing activities	9,195,036	784,484

Foreign currency translation adjustment	(1,057)	(15,893)

Decrease in cash and cash equivalents	(236,278)	(176,901)
Cash and cash equivalents at beginning of year	5,275,626	3,785,873

Cash and cash equivalents at end of period	$5,039,348	$3,608,972

Supplemental Disclosures of Non-Cash Investing Activities :
The Company purchased all of the capital stock of INTRA-DMS, Ltd. for $300,000 in common stock. In conjunction with the acquisition, liabilities were assumed as follows:
Fair value of assets acquired		$502,035
Consideration given		300,000

Liabilities assumed		$202,035

The Company issued 82,919 shares of common stock to purchase 22nd Street of Ybor City, Inc.	$1,000,000

See accompanying notes

UTEK Corporation

Consolidated Statements of Changes in Net Assets

(Unaudited)

	Three Months Ended March 31,
	2006	2005
Changes in net assets from operations:
Net income from operations	$3,609,574	$174,273
Net realized gain on sale of investments, net of related income taxes	382,586	25,133
Change in net unrealized appreciation (depreciation) of investments, net of related deferred taxes	1,564,966	(3,160,579)

Net increase (decrease) in net assets from operations	5,557,126	(2,961,173)

Distribution to Stockholders:
From net income from operations	(177,865)	—

Capital stock transactions:
Proceeds from issuance of common stock, net of offering costs of $1,044,860 and $-0- for the three months ended March 31, 2006 and 2005, respectively	8,955,182	—
Proceeds from the exercise of stock options	239,855	808,000
Stock compensation—options	80,810	—
Common stock issued in acquisition of 22nd Street of Ybor City, Inc.	1,000,000	—
Common stock issued in acquisition of UTEKip, Ltd.	—	300,000

Net increase in net assets from stock transactions	10,275,847	1,108,000

Foreign currency translation adjustment	10,203	(15,893)

Net increase (decrease) in net assets	15,665,311	(1,869,066)
Net assets at beginning of year	44,441,118	23,092,943

Net assets at end of period	$60,106,429	$21,223,877

See accompanying notes

UTEK Corporation

Financial Highlights

(Unaudited)

	Three Months Ended March 31,
	2006	2005
PER SHARE INFORMATION

Net asset value, beginning of period	$5.58	$3.85
Net increase from operations (1)	0.42	0.03
Net change in realized gains (losses) and unrealized appreciation (depreciation) on investments, after taxes (2)	(0.44)	(0.60)
Foreign currency translation adjustment (1)	0.01	0.01
Net increase from stock transactions (1)	1.21	0.18
Distribution to shareholders from net income from operations	(0.02)	0.00

Net asset value, end of period	$6.76	$3.47

Per share market value, end of period	$12.50	$15.50

Investment return, based on market price at end of period	(9)%	3%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period	$60,106,429	$21,223,877
Ratio of expenses to average net assets	12%	10%
Ratio of net income to average net assets	7%	1%
Diluted weighted average number of shares outstanding during the period	8,506,471	6,062,203

(1)	Calculated based on diluted weighted average number of shares outstanding during the period.
(2)	Calculated as the balancing figure from the other figures in the statement.

See accompanying notes

UTEK CORPORATION

Schedule of Investments (unaudited) March 31, 2006

Shares	Initial Date of Acquisition	Non-Affiliate Investments (1)	Original Cost Basis	Value	Percentage of Net Assets
97,000	3/06	Advanced Refractive Technologies, Inc. (Preferred C) Opthalmic technologies	$2,066,063	$1,894,599	3.2
97,000	12/05	Advanced Refractive Technologies, Inc. (Preferred B) Opthalmic technologies	1,032,675	994,755	1.7
(6)	9/05	KP Renewables (Kwikpower International plc) (Convertible Debenture) (5) Renewable energy	1,884,920	1,527,777	2.5
4,275,000	3/06	American Soil Technologies, Inc. (Preferred Stock) Fertilizer innovation	1,571,691	1,488,333	2.5
984,360	8/05	Broadcast International, Inc. Telecommunication	1,223,592	1,437,166	2.4
33,730,000	4/05	Websky Inc. Broadband wireless	897,750	910,710	1.5
458,900	1/02	Circle Group Holdings, Inc. Small business holding company	264,187	399,243	0.7
359,182	4/05	NutraCea International Corp. Rice bran research and development	147,265	308,896	0.5
40,000	7/05	Fortress America Acquisition Corp. Special purpose acquisition corp.	240,000	280,000	0.5
250,000	5/05	Harborlight Diverisfied Fund, LP (privately held) (7) Diversified mutual and hedge funds	250,000	271,461	0.5
50,000	7/05	Israel Technology Acquisition Corp.(5) Special purpose acquisition corp.	300,000	265,500	0.4
1,800,000	3/04	Swiss Medica, Inc. Health bioscience products	335,793	198,000	0.3
1,243,573	4/04	HydroFlo, Inc. (8) Business development company	141,581	161,664	0.3
171,432	11/05	Shumate Industries, Inc. Energy field service applications	78,852	120,002	0.2
60,000	12/05	Metamorphix Global (privately held) Design and manufacture of countertops	120,000	120,000	0.2
720,639	4/03	Intra-Asia Entertainment Corp. Digital television entertainment	1,607,494	115,302	0.2
660,000	6/05	BP International, Inc. Shade structures	78,852	92,400	0.2
91,885	10/04	Pacific Biometrics, Inc. Specialty central laboratory services	59,356	91,885	0.2
800,000	9/05	Quest Minerals & Mining Corp. Coal and mineral mining	81,228	88,000	0.2
480,000	3/06	Klegg Electronics, Inc. Manufacturer and distributor of consumer electronics	84,996	81,600	0.1
30,379	12/05	Amazing Technologies Corp. Web services supplier and integrator	77,544	74,429	0.1
29,999	7/04	INyX, Inc. Aerosol drug delivery	19,813	67,198	0.1

Shares	Initial Date of Acquisition	Non-Affiliate Investments (1)	Original Cost Basis	Value	Percentage of Net Assets
261,234	7/04	eLinear, Inc. (5) Telecommunication security provider	190,763	60,084	0.1
342,857	9/05	American Soil Technologies, Inc. Fertilizer innovation	75,996	58,286	0.1
122,449	1/06	5 G Wireless Communications, Inc. Broadband wireless	78,851	56,327	0.1
54,857	5/05	Vitacube Systems Holding, Inc. Specialty nutraceuticals	84,852	55,954	0.1
221,033	4/04	Power3 Medical Products, Inc. Healthcare products	223,984	44,207	0.1
120,000	4/05	Rival Technologies, Inc. Diesel engine technologies	82,104	40,800	0.1
31,413	9/05	Advanced 3-D Ultrasound (formerlyWorld Energy Solutions, Inc.) Energy saving technologies	71,256	38,638	0.1
50,000	3/05	KP Renewables (Kwikpower International plc) (5) Renewable energy	94,500	38,500	0.1
750,000	10/04	U.S. Wireless Online, Inc. Wireless broadband networks	66,000	30,000	0.1
166,000	5/05	Hybrid Fuel Systems, Inc. Patented natural gas/diesel dual fuel technology	39,145	28,220	<.1
232,211	5/05	Preservation Sciences Inc. Metal and concrete coatings	—	27,865	<.1
675,032	6/03	E Med Future, Inc. Needle destruction device	357,767	22,951	<.1
85,000	3/03	Sequiam Corp. Authentication and biometrics technologies	21,572	21,250	<.1
140,000	3/05	AdAl Group, Inc. (5) Aluminum extruded products manufacturer	72,912	19,600	<.1
1,533,333	5/05	Advanced Refractive Technologies, Inc. Ophthalmic technologies	81,996	19,167	<.1
176,250	4/05	Maelor PLC (5) Products for niche healthcare applications	24,147	18,506	<.1
67,904	12/03	Magic Media Networks, Inc. Digital display monitor networks	7,831	18,334	<.1
61,224	3/04	eFoodSafety.com Inc. Safety of fruit, vegetables, poultry, beef and seafood	20,863	16,530	<.1
750,000	6/05	Modern Technology Corporation Technology development and acquisition company	82,152	12,750	<.1
85,714	9/05	New Life Scientific, Inc. Pharmaceutical biotechnologies	81,816	10,286	<.1
295,500	7/04	Veridium Corp. Environmental services business	69,032	8,570	<.1
36,923	9/04	Material Technologies, Inc. Metal fatigue detection	78,672	5,539	<.1

Shares	Initial Date of Acquisition	Non-Affiliate Investments (1)	Original Cost Basis	Value	Percentage of Net Assets
480,000	8/04	TenthGate, Inc. (privately held) Healthcare related products and services	—	—	<.1

		Total Investments in Non-Affiliates	$14,469,863	$11,641,284	19.4%

		Affiliate Investments (2)
4,720,489	6/05	Trio Industries Group, Inc. Protective powder coating	6,433,960	9,865,822	16.4
1,049,513	4/04	Xethanol Corp. Bioethanol and derivative products	3,095,575	5,898,263	9.8
13,424,615	8/05	Industrial Biotechnology Corp. Manufactures and markets flavors and fragrances	2,222,064	3,490,400	5.8
		Fuel FX International, Inc. (privately held) Reductional environmental emissions
100,000	1/06	Preferred B stock	2,100,000	2,100,000	3.5
9,900,717	4/05	Common stock	1,980,142	1,980,143	3.3
3,123,703	3/04	Health Sciences Group, Inc. Nutraceutical and pharmaceutical products	1,685,189	624,741	1.0
7,647,561	4/04	Manakoa Services Company Compliance analysis and monitoring	2,258,837	504,739	0.8
461,222,608	9/05	INSEQ Corp. Waste minimization	2,434,783	454,765	0.8
2,000,000	2/06	UBA Technology, Inc. Software development	74,401	62,000	0.1
129,835	6/99	Clean Water Technologies, Inc. Environmental services	568,006	41,547	0.1
4,221,165	4/01	Stealth Media Labs, Inc. Software products	1,708,000	—	<.1
100,000	8/04	Myrmidon Biomaterials, Inc., (privately held) Biomaterial tendon replacement	—	—	<.1

		Total Investments in Affiliates	$24,560,957	$25,022,420	41.6%

		Controlled Investment (3)

1,000	11/99	UTEK Real Estate Holdings, Inc., (privately held) Real estate development	4,126,573	3,970,085	6.6

		Total Investment in Controlled Investment	$4,126,573	$3,970,085	6.6%

		U.S. Treasuries and Certificates of Deposit (4)

		U.S. Treasuries:

9,000,000	2/06	United States Treasury, maturity 4/13/06, interest rate @ 4.4%	8,988,750	8,988,750	15.0
1,000,000	11/05	United States Treasury, maturity 4/20/06, interest rate @ 4.068%	997,860	997,860	1.7

Shares	Initial Date of Acquisition	Non-Affiliate Investments (1)	Original Cost Basis	Value	Percentage of Net Assets
1,000,000	8/05	United States Treasury, maturity 5/15/06, interest rate @ 3.747%	994,690	994,690	1.7
1,000,000	8/05	United States Treasury, maturity 5/15/06, interest rate @ 3.759%	994,690	994,690	1.7
4,000,000	11/05	United States Treasury, maturity 8/15/06, interest rate @ 4.234%	3,931,600	3,931,600	6.5
1,000,000	2/06	United States Treasury, maturity 11/15/06, interest rate @ 4.606%	970,530	970,530	1.6

		Total U.S. Treasuries	$16,878,120	$16,878,120	28.1%

		Certificates of Deposit:

100,000	8/05	Baylake Bank CD, maturity 6/23/06, interest rate @ 3.7%	99,710	99,710	0.2
71,000	9/05	Capital Crossing Bank CD, maturity 6/28/06, interest rate @ 3.8%	70,804	70,804	0.1
100,000	9/05	New Frontier Bank CD, maturity 6/28/06, interest rate @ 3.8%	99,724	99,724	0.2
100,000	8/05	Doral Bank CD, maturity 6/29/06, interest rate @ 3.7%	99,687	99,687	0.1
100,000	9/05	UnionBank CD, maturity 6/30/06, interest rate @ 3.9%	99,740	99,740	0.2
100,000	2/06	Bank Fairfield Wash CD, maturity 11/17/06, interest rate @ 4.6%	99,678	99,678	0.1
100,000	2/06	First Financial Bank CD, maturity 11/24/06, interest rate @ 4.6%	99,663	99,663	0.1
100,000	2/06	Bank Hapoalim CD, maturity 11/28/06, interest rate @ 4.6%	99,750	99,750	0.2
100,000	2/06	Bridgeview Bank CD, maturity 11/28/06, interest rate @ 4.6%	99,704	99,704	0.2
100,000	2/06	Coastal Federal Bank CD, maturity 12/1/06, interest rate @ 4.65%	99,681	99,681	0.1
100,000	6/05	Corus Bank CD, maturity 6/24/06, interest rate @ 4.1%	103,098	103,098	0.2
100,000	6/05	Corus Bank CD, maturity 6/24/06, interest rate @ 4.1%	102,990	102,990	0.2

		Total Certificates of Deposit	$1,174,229	$1,174,229	1.9%

		Total Investments in U.S. Treasuries and CDs	$18,052,349	$18,052,349	30.0%

		TOTAL INVESTMENTS	$61,209,742	$58,686,138	97.6%

		Cash and other assets, less liabilities		1,420,291	2.4%

		Net assets at March 31, 2006		$60,106,429	100.0%

Notes to Schedule of Investments:

•	Except where otherwise noted, all of our investments listed above are in common stock of companies that are publicly traded over the counter, publicly traded on the American Stock Exchange or publicly traded on the Canadian Venture Exchange.

•	The above investments with the exception of the U.S. Treasuries, certificates of deposits and UTEK Real Estate Holdings, Inc. (see (3) below) are non-income producing. Equity investments that have not paid dividends within the last twelve months are considered non-income producing.

•	The value of all securities for which there is no readily available market value is determined in good faith by the Board of Directors. In making its determination the Board of Directors has considered valuation appraisals provided by an independent valuation service provider. (See Note 3 to the consolidated financial statements.)

•	As of March 31, 2006, all of the securities that we own are subject to legal restrictions on resale with the exception of Circle Group Holdings, Inc., Israel Technology Acquisition Corp. and Fortress America Acquisition Corp. As a result, our ability to sell or otherwise transfer the securities we hold in our portfolio is limited.

(1)	These are non-affiliate investments. Non-affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which the Company owns less than 5% of the voting securities of the company.

(2)	These are affiliate investments. Affiliate investments are generally defined under the Investment Company Act of 1940 as companies which the Company owns at least 5% but not more than 25% of the voting securities of the company.

(3)	This is a control investment. Control investments are generally defined under the Investment Company Act of 1940 as companies in which the Company owns more than 25% of the voting securities of the Company. We own 100% of UTEK Real Estate Holdings, Inc. (“UREHI”), which holds four investments: Rosbon LLC, ABM of Tampa Bay, Inc., 22nd Street of Ybor City, Inc. and Ybor City Group, Inc. UREHI holds 150 shares of the total shares outstanding of Rosbon LLC and all of the outstanding shares of capital stock of ABM of Tampa Bay, Inc., 22nd Street of Ybor City, Inc. and Ybor City Group, Inc.

(4)	The Company invests excess cash in a number of U.S. Treasury Bills and Certificates of Deposit. These short-term investments normally have three-month to one year maturities and do not qualify as cash or cash equivalents.

(5)	Non-U.S. company or principal place of business is outside the U.S.

(6)	Investment consists of a £1.25 million convertible debenture ($2,174,125 at March 31, 2006). The Company has recognized the value of the investment based upon the fair value of the 1,984,126 common shares underlying the convertible debenture.

(7)	Non-registered investment company.

(8)	Closed-end management investment company that has elected to be regulated as a business development company under the Investment Act of 1940. During the three months ended March 31, 2006, the Company made a gift of 5.1 million shares of Hydroflo, Inc. common stock to certain not-for-profit institutions (see note 3 to the consolidated financial statements).

See accompanying notes

UTEK Corporation

Notes to Consolidated Financial Statements

(Information as of March 31, 2006 and 2005 and

for each of the three months periods then ended is unaudited)

1. Nature of Business and Significant Accounting Policies

Interim Financial Information

The financial information for UTEK Corporation (the “Company”, “we”, “us” or “UTEK”) as of March 31, 2006 and 2005 and for the three month period then ended is unaudited, but includes all adjustments (consisting only of normal recurring accruals), which, in the opinion of management are necessary in order to make the financial statements not misleading at such dates and for those periods. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and, therefore, do not include all information and footnotes required by accounting principles generally accepted in the United States for complete consolidated financial statements. These consolidated financial statements should be read in conjunction with the consolidated audited financial statements and related notes included elsewhere in this prospectus. Operating results for the three months ended March 31, 2006 are not necessarily indicative of the results that may be expected for the entire year.

The Company

UTEK is a market-driven technology transfer business that assists companies in identifying and acquiring technologies. Technology transfer refers to the process by which new technologies, developed in universities, medical research centers, government research facilities, or similar research settings, are licensed to companies for commercial development and use. UTEK’s goal is to provide companies an opportunity to acquire and commercialize innovative technologies primarily developed by universities, medical centers and federal research laboratories.

To effectuate a technology transfer transaction, we will typically create a newly formed company to acquire a new technology from a university, medical center or federal research laboratory and then exchange the securities of such newly formed company for securities in the company that acquires such newly formed company and the technology held by such newly formed company. This unique technology transfer process is called U2B®. The shares we receive in these exchanges will, in the course of our business, be sold for cash or other assets. We seek to sell our newly formed companies to publicly traded portfolio companies whenever possible, as this provides us with the potential for added liquidity.

A benefit of effectuating technology transfer transactions through our U2B® process is that such transactions do not result in a current taxable event for us for income tax purposes. We have not acquired, and do not currently intend to acquire, a new technology from a university, medical center and federal research laboratory in connection with our U2B® process without the agreement of a company to immediately acquire such new technology from us.

The Company is a non-diversified, closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). The Company’s investment objective is to increase its net assets by effectuating technology transfer transactions with companies pursuant to which the Company receives the securities of, or cash from, such companies in exchange for new technologies.

Principles of Consolidation

UTEK Corporation commenced operations in 1997 in the business of technology transfer originally incorporated under the laws of the State of Florida, and subsequently under the laws of the State of Delaware in July 1999. The consolidated financial statements include the accounts of UTEK Corporation and its wholly owned subsidiaries; UTEK-Europe, Ltd. (Europe), UTEKip Ltd. (Israel) and UTEK-EKMS, Inc. All intercompany transactions and balances are eliminated in consolidation.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

(Information as of March 31, 2006 and 2005 and

for each of the three months periods then ended is unaudited)

These operating subsidiaries provide comprehensive technology transfer related services to the Company and its portfolio companies. Portfolio investments are held for the purpose of deriving investment income and future capital gains. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

Reclassifications

Certain reclassifications have been made to the 2005 balances to conform with the 2006 financial statement presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Net Increase in Net Assets From Operations Per Share (EPS)

EPS—basic is calculated based upon the weighted average number of shares outstanding during the period, while diluted also gives effect to all potential dilutive common shares outstanding during each period such as option and warrants. Diluted EPS for the three months ended March 31, 2006 and 2005 includes 78,838 and -0- potentially dilutive equivalent shares, respectively. Options to purchase 310,000 and 298,517 shares of common stock at March 31, 2006 and 2005, respectively, were not included in the computation of diluted EPS because the effect of such options would be anti-dilutive.

Goodwill Impairment

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company decided during the three months ended March 31, 2006 to make significant changes in strategy for UTEKip, Ltd., primarily switching the focus of operations in Israel from software to technology transfer, the Company’s core business. These changes were other-than-temporary; therefore management determined there was impairment of the original purchase goodwill. The Company recorded a total impairment of the goodwill for UTEKip as of March 31, 2006. This resulted in a write-down of $234,940, ($146,532 after tax), which is included in the current period as general and administrative expenses in the statement of operations.

2. Stock Compensation

The Company had two stock-based equity compensation plans at March 31, 2006. See Note 7 of our consolidated financial statements for the year ended December 31, 2005 included elsewhere in this prospectus for information related to these plans.

Options under both plans are granted at the fair market value of the stock on the date of grant, except in the case of a more than 10% shareholder for which grants are exercisable at 110% of fair market value of the stock on the date of grant. Options generally become fully vested three to four years from the date of grant and expire five years from the date of grant. During the quarter ended March 31, 2006, we granted 32,000 options to purchase shares of common stock with a weighted average grant date fair value of $5.96 per option. At March 31, 2006, the Company had 717,483 shares available for future stock option grants under existing plans.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

(Information as of March 31, 2006 and 2005 and

for each of the three months periods then ended is unaudited)

Effective January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123 (R), “Share-Based Payment.” Prior to the adoption of SFAS 123(R), we accounted for stock option grants using the intrinsic value method prescribed in APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and accordingly, recognized no compensation expense for stock option grants.

Under the modified prospective approach, SFAS 123(R) applies to new awards granted subsequent to the date of adoption, January 1, 2006. Compensation cost recognized during the three months ended March 31, 2006 includes compensation cost for all share-based payments granted prior to, but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and compensation cost for all share based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Prior periods were not restated to reflect the impact of adopting the new standard, and there is no cumulative effect.

As a result of adopting SFAS 123(R), our income from operations before taxes, net increase in net assets and basic earnings per share for the three month period ended March 31, 2006 were $80,810, $50,401, and $0.01 lower, respectively, than if we had continued to account for stock-based compensation under APB Opinion No. 25 for our stock option grants. Our diluted earnings per share for the quarter ended March 31, 2006 did not change.

The impact on operating results and per share information had the Company accounted for stock-based compensation in accordance with SFAS 123(R) for the three month period ended March 31, 2005 would be immaterial.

We use the Black-Scholes option pricing model to estimate the fair value of stock-based awards on the date of grant, using weighted average assumptions as noted in the following table. We have used one grouping for the assumptions as our option grants are primarily basic with similar characteristics. The expected term of options granted has been derived based upon the Company’s history of actual exercise behavior and represents the period of time that options granted are expected to be outstanding. Historical data was also used to estimate option exercises and employee terminations. Estimated volatility is based upon the Company’s historical market price at consistent points in a period equal to the expected life of the options. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant and the dividend yield is zero.

	For the three months ended
	March 31, 2006	March 31, 2005
Expected dividend yield	0%	0%
Expected volatility	53.99%	28.88%
Risk-free interest rate	4.35%	4.04%
Expected life of options	3.67	3.50
Grant date fair value	$5.96	$4.16

Net cash proceeds from the exercise of stock options were $239,855 for the three months ended March 31, 2006. At March 31, 2006, there was $516,578 of unrecognized compensation cost related to share-based payments which is expected to be recognized over a weighted average period of 1.3 years.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

(Information as of March 31, 2006 and 2005 and

for each of the three months periods then ended is unaudited)

The following table represents stock option activity for the three months ended March 31, 2006:

	Number of shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life
Options Outstanding—beginning of period	504,767	$11.16

Granted	32,000	13.47
Exercised	(32,500)	7.38
Forfeited	(3,500)	14.95

Options Outstanding—end of period	500,767	$11.52	3.12

Outstanding Exercisable—end of period	295,520	$10.00	2.45

At March 31, 2006, the aggregate intrinsic value of shares outstanding was $1,046,066 and the aggregate intrinsic value of options exercisable was $980,879. Total intrinsic value of options exercised was $171,795 for the three months ended March 31, 2006. The total fair value of options vested during the three months ended March 31, 2006 was $30,503.

The following table represents our nonvested stock option activity for the three months ended March 31, 2006:

	Number of Shares	Weighted Average Grant Date Fair Value
Nonvested options—beginning of period	180,747	$4.06

Granted	32,000	5.96
Vested	(7,500)	4.07
Forfeited	—	—

Nonvested Options—end of period	205,247	$4.36

3. Investments

The Company invests in portfolio companies that its management believes are positioned to benefit from the acquisition of new technology. Usually we execute our investments in portfolio companies through our U2B® technology transfer process.

In addition to technology transfer transactions, we offer strategic alliance consulting services. Strategic alliance services are performed pursuant to service agreements (usually one year in length) in which UTEK provides consulting services by identifying and evaluating technology acquisition opportunities in exchange for unregistered shares of the client company, or cash. These agreements may be terminated typically with 30 days notice by either party.

At March 31, 2006 and December 31, 2005, approximately 67.6% and 61.1% of our net assets, respectively, represented investments recorded at fair value as determined by the Board of Directors, with the assistance of appraisals provided by an independent valuation service provider, in the absence of readily available market values. The values assigned to these securities are based upon available information and may not reflect amounts

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

(Information as of March 31, 2006 and 2005 and

for each of the three months periods then ended is unaudited)

that could be realized if the Company found it necessary to immediately sell such securities, or amounts that ultimately may be realized. Accordingly, the fair values included in the accompanying schedule of investments may differ from the values that would have been used had a ready market existed for these securities and such differences could be material.

During the three months ended March 31, 2006, the Company made a gift of 5.1 million shares of Hydroflo, Inc. common stock to certain not-for-profit institutions. The stock was fair valued at $663,000 at the time of the gift, which is included in general and administrative expenses in the statement of operations.

The Company typically invests our excess cash in U.S. Treasuries and CDs which normally have three month to one year maturities.

Technology Transfers:

During the three months ended March 31, 2006, we completed the following six technology transfer transactions:

Date	Client Company	Intellectual Property Acquisition Company	Consideration— Unregistered Shares	Price per Share(1)
January 20	Fuel FX International, Inc.	Emissions-Detection Technologies, Inc.	100,000(2)	$21.000
January 27	Broadcast International, Inc.	Video Processing Technologies, Inc.	944,360	1.210
January 30	Websky, Inc.	Strategic Wireless Solutions, Inc.	33,250,000	0.027
March 6	Trio Industries Group, Inc.	Ultra Fine Coating Systems, Inc.	1,805,000	1.350
March 15	American Soil Technologies, Inc.	Advanced Fertilizer Technologies, Inc.	4,275,000	0.367
March 16	Advanced Refractive Technologies, Inc.	Ocular Theraputics, Inc.	97,000(3)	21.300

During the three months ended March 31, 2005, we completed the following three technology transfer transactions:
Date	Client Company	Intellectual Property Acquisition Company	Consideration— Unregistered Shares	Price per Share(1)
January 10	Xethanol Corp.	Superior Separation Technologies, Inc.	250,000	$2.500
February 22	Health Sciences Group, Inc.	Open Cell Biotechnologies, Inc.	822,845	0.730
March 31	Swiss Medica, Inc.	Anti Depression Biohealth Solutions, Inc.	1,862,069(4)	0.190

(1)	Represents the valuation price per share at the date of acquisition.
(2)	Preferred B shares convertible into common shares based on a value of $2.1 million.
(3)	Preferred C shares convertible into common shares based on a value of $2.8 million.
(4)	The Company also received $96,637 in cash.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

(Information as of March 31, 2006 and 2005 and

for each of the three months periods then ended is unaudited)

Strategic Alliances:

During the three months ended March 31, 2006, we entered into four strategic alliance agreements. The total value added to the investments from these four agreements totaled $290,244. The income recognized from all strategic alliance agreements for the three months ended March 31, 2006 was $454,565. At March 31, 2006, the Company had 29 active strategic alliance clients.

During the three months ended March 31, 2005, we entered into five strategic alliance agreements. The total value added to the investments from these five agreements totaled $94,500. The income recognized from all strategic alliance agreements for the three months ended March 31, 2005 was $313,611. At March 31, 2005, the Company had 14 active strategic alliance clients.

4. Commitments and Contingencies

From time to time, some of the Company’s portfolio companies may receive correspondence or other notices of alleged breach of a license agreement. Some of these correspondences and notices provide for a period of time in which to cure the alleged breach. The failure of the Company’s portfolio companies to cure the alleged breach may have a material adverse impact on the Company’s results of operations and financial position.

5. Equity Securities

On February 8, 2006, the Company consummated a financing which raised approximately $10 million (before expenses) from the sale of 816,330 shares of common stock. Piper Jaffray, & Co. received an aggregate commission of $702,000.

On March 30, 2006, the Company declared a dividend of $0.02 per share to stockholders of record as of April 28, 2006. The dividend is payable on May 19, 2006.

6. Acquisition

On March 30, 2006, the Company entered into an agreement and plan of acquisition with 22nd Street of Ybor City, Inc. to acquire all of its issued and outstanding shares of capital stock for an aggregate purchase price of $2,000,000. 22nd Street of Ybor City, Inc. is a real estate holding company that owns a commercial real estate property in Tampa, Florida. UTEK acquired 100% of the outstanding shares of 22nd Street of Ybor City, Inc. through the issuance of 82,919 shares of unregistered common stock plus a cash payment of $1,000,000. The acquired business will be operated by UTEK Real Estate Holding, Inc., one of UTEK’s portfolio companies.

7. Segment Reporting

The Company’s principal area of activity is technology transfer services. The Company has three reportable operating segments: United Kingdom, Israel and the United States. The United Kingdom segment includes our wholly owned subsidiary UTEK-Europe, Ltd., and the Israel segment includes our wholly owned subsidiary UTEKip, Ltd.

UTEK Corporation

Notes to Consolidated Financial Statements—(Continued)

(Information as of March 31, 2006 and 2005 and

for each of the three months periods then ended is unaudited)

A summary of revenues and other financial information by reportable operating segment is shown below:

	United Kingdom	Israel	United States	Total
Total assets March 31, 2006	$1,320,229	$145,046	$66,803,368	$68,268,643
Total assets December 31, 2005 (1), (2)	1,251,491	432,453	47,322,016	49,005,960

	For the three months ended March 31, 2006
Income from operations	$284,278	$36,895		$11,485,833	$11,807,006
Income (loss) before interest, other expense and income taxes	128,204	(342,630	)(3)	6,001,781	5,787,355
Depreciation and amortization	6,452	4,917		34,835	46,204

	For the three months ended March 31, 2005
Income from operations	$217,445	$7,561	$2,313,523	$2,538,529
Income (loss) before interest, other expense and income taxes	(73,270)	(57,874)	410,561	279,417
Depreciation and amortization	6,796	3,286	17,148	27,230

(1)	Knowledge Express Data Systems was purchased on July 7, 2005; therefore, there is no financial information included in the three month period ended March 31, 2005.
(2)	UTEKip, Ltd. was purchased in January 2005; therefore, there are two months of financial information included in the three months ended March 31, 2005.
(3)	During the three months ended March 31, 2006, the Company recorded goodwill impairment for UTEKip of $234,940 which is included in the current period loss. The loss is included in general and administrative expenses in the statement of operations.

8. Related Party Transactions

Sam Reiber, the Company’s General Counsel and a director of the Company, is also a partner with the law firm Linsky & Reiber in Tampa, Florida. Linsky & Reiber has received approximately $12,008 and $6,471 in compensation in the three months ended March 31, 2006 and 2005, respectively, for services performed for the Company and holds 6,100 shares of the Company’s common stock.

UTEK Real Estate Holdings, Inc. a wholly owned portfolio company of the Company, was loaned funds for operations and real estate improvements of $240,752 during the three months ended March 31, 2006.

9. Subsequent Events

Subsequent to March 31, 2006, we completed four technology transfer transactions in which we received unregistered shares of stock of the entity acquiring our newly formed company. The shares acquired by us in these transactions were acquired in tax-free stock-for-stock exchanges and are restricted and may only be resold by us pursuant to the requirements of the Securities Act of 1933. The revenue associated with the shares received will be determined based upon valuations in accordance with our valuation policy as of the closing date of each transaction.

PART C

Other Information

Item 25.    Financial Statements And Exhibits

(1) Financial Statements

The financial statements of UTEK Corporation (the “Registrant” or the “Company”) will be included in Part A of this Registration Statement.

(2) Exhibits

Exhibit Number	Description
a.1	Certificate of Incorporation. (Incorporated by reference to Exhibit 3.1 to UTEK Corporation’s registration statement on Form N-2 (File No. 333-93913) filed on December 30, 1999).

a.2	Certificate of Amendment to Certificate of Incorporation. (Incorporated by reference to Exhibit 3.2 to UTEK Corporation’s registration statement on Form N-2 (File No. 333-93913) filed on December 30, 1999).

a.3	Certificate of Amendment to Certificate of Incorporation. (Incorporated by reference to Exhibit 3.4 filed with UTEK Corporation’s Form 10-K for the year ended December 31, 2001).

a.4	Certificate of Amendment to Certificate of Incorporation. (Incorporated by reference to Appendix B of UTEK Corporation’s Proxy Statement filed on June 30, 2005).

b.	Bylaws of UTEK Corporation. (Incorporated by reference to Exhibit 3.3 to UTEK Corporation’s registration statement on Form N-2 (File No. 333-93913) filed on December 30, 1999).

Exhibit Number	Description
c.	Not applicable.

d.	Not applicable.

e.	Not applicable.

f.	Not applicable.

g.	Not applicable

h.	Not applicable.

i.1*	Amended and Restated Non-Qualified Stock Option Plan.

i.2	Employment Agreement, dated September 1, 2004, between UTEK Corporation and Clifford M. Gross. (Incorporated by reference to Exhibit 10.1 filed with UTEK Corporation’s Form 8-K filed on September 7, 2004).

i.3	Employment Agreement, dated March 8, 2006, between UTEK Corporation and Douglas C. Schaedler. (Incorporated by reference to Exhibit 10.1 filed with UTEK Corporation’s Form 8-K filed on March 14, 2006).

i.4	Amended and Restated Employee Stock Option Plan. (Incorporated by reference to Exhibit 4.1 to UTEK Corporation’s Form S-8 (File No. 333-130917) filed on January 9, 2006).

i.5	Form of Incentive Stock Option Agreement. (Incorporated by reference to Exhibit 10.2 filed with UTEK Corporation’s Form 10-Q for the quarter ended June 30, 2005).

i.6	Form of Nonqualified Stock Option Agreement. (Incorporated by reference to Exhibit 10.1 to UTEK Corporation’s Form 10-Q for the quarter ended June 30, 2005).

j.1	Corporate Custody Agreement, dated May 29, 2003, between UTEK Corporation and Bank of Tampa. (Incorporated by reference to Exhibit J filed with UTEK Corporation’s Form N-2 (File No. 333-129260) filed on October 26, 2005).

j.2**	Custodian Agreement between UTEK Corporation and GunnAllen Financial, Inc.

k.1	Form of Strategic Alliance Agreement. (Incorporated by reference to Exhibit K.1 filed with UTEK Corporation’s Form N-2 (File No. 333-129260) filed on January 9, 2006).

k.2	Form of Agreement and Plan of Acquisition for Technology Transfer Transactions. (Incorporated by reference to Exhibit K.2 filed with UTEK Corporation’s Form N-2 (File No. 333-129260) filed on January 9, 2006).

k.3	Form of University-UTEK Alliance & Confidentiality Agreement. (Incorporated by reference to Exhibit K.3 filed with UTEK Corporation’s Form N-2 (File No. 333-129260) filed on January 9, 2006).

k.4	Agreement and Plan of Acquisition, dated September 27, 2005, between UTEK Corporation and Ybor City Group, Inc. (Incorporated by reference to Exhibit 2.1 filed with UTEK Corporation’s Form 8-K filed on October 4, 2005).

l.1*	Opinion of counsel and consent to its use.

m.	Not applicable.

n.1**	Consent of Pender Newkirk & Company, independent registered public accounting firm.

n.2*	Opinion of Pender Newkirk & Company, independent registered public accounting firm, regarding “Senior Securities” table contained herein.

o.	Not applicable.

p.	Not applicable.

q.	Not applicable.

r.***	Code of Ethics of UTEK Corporation.

*	Previously filed as an exhibit to this registration statement
**	Filed herewith.
***	To be filed by amendment.

Item 26.    Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses Of Issuance And Distribution

SEC registration fee	$11,099
American Stock Exchange listing fee	$45,000
NASD filing fee	$8,572
Accounting fees and expenses	$100,000	(1)
Legal fees and expenses	$275,000	(1)
Printing and engraving	$100,000	(1)
Miscellaneous fees and expenses	$15,000	(1)
Total	$554,671	(1)

(1)	These amounts are estimates.

All of the expenses set forth above shall be borne by the Registrant.

Item 28.    Persons Controlled By Or Under Common Control

As of July 18, 2006, Clifford M. Gross, the Registrant’s Chief Executive Officer and Chairman, owned approximately 22% of the Registrant’s outstanding shares of common stock. As a result, he may be deemed to control the Registrant.

The following list sets forth, as of July 18, 2006, each of UTEK Corporation’s subsidiaries, the state or country under whose laws the subsidiary is organized and the percentage of voting securities owned by UTEK Corporation, directly or indirectly, in such subsidiary:

UTEK Europe, Ltd. (England)	100%
UTEKip Ltd. (Israel)	100%
UTEK-EKMS, Inc. (Florida)	100%

Item 29.    Number Of Holders Of Securities

The following table sets forth the approximate number of record holders of the Registrant’s shares of common stock at July 18, 2006.

Title of Class	Number of Record Holders
Common stock, $0.01 par value	110

Item 30.    Indemnification

Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

Section 102(b)(7) of the Delaware General Corporation Law allows a Delaware corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

Subject to the 1940 Act or any valid rule, regulation or order of the Securities and Exchange Commission thereunder, our certificate of incorporation provides that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, our certificate of incorporation provides that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his official capacity and to his action in another capacity while holding such office.

The above discussion of Section 145 of the Delaware General Corporation Law and the Registrant’s certificate of incorporation is not intended to be exhaustive and is respectively qualified in its entirety by such statute and the Registrant’s certificate of incorporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has obtained insurance policies insuring its directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant’s behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.

Item 31.    Business And Other Connections Of Investment Adviser

Not applicable.

Item 32.    Location Of Accounts And Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1) the Registrant, 2109 Palm Avenue, Tampa, Florida 33605;

(2) the Transfer Agent, Computershare Trust Company, Inc., 350 Indiana Street, Suite 800, Golden, Colorado 80228;

(3) the Custodian, Bank of Tampa, 601 Bayshore Boulevard, Suite 830, Tampa, Florida 33606; and

(4) the Custodian, GunnAllen Financial Inc., 5002 W. Waters, Tampa, Florida 33634.

Item 33.    Management Services

Not Applicable.

Item 34.    Undertakings

We hereby undertake:

(1) to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement; or (2) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the “1933 Act”);

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement, and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3) that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(5) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(6) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act [17 CFR 230.497];

(ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 2 to this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, in the State of Florida, on the 19th day of July, 2006.

UTEK CORPORATION

By:	/s/ Clifford M. Gross
Clifford M. Gross, Ph.D. Chief Executive Officer and Chairman

Each person whose signature appears below constitutes and appoints Clifford M. Gross, Ph.D, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form N-2 to be filed by UTEK Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to this Registration Statement has been signed by the following persons in the capacities indicated on July 19, 2006.

Signature	Title

/s/ Clifford M. Gross Clifford M. Gross, Ph.D.	Chief Executive Officer and Chairman (principal executive officer)

/s/ Carole R. Wright Carole R. Wright	Chief Financial Officer (principal financial and accounting officer)

* Stuart M. Brooks, M.D.	Director

* Holly Callen Hamilton	Director

* Arthur Chapnik	Director

* Kwabena Gyimah-Brempong, Ph. D	Director

* John J. Micek, III	Director

* Sam Reiber	Director

* Keith A. Witter	Director

/s/ Francis Maude Francis Maude	Director

*	Signed by Clifford M. Gross on behalf of those identified pursuant to his designation as attorney-in-fact signed by each on April 7, 2006.